                                                                EXHIBIT 16(C)(5)

                        Exhibit 16(C)(5) October 4, 2001
                    BCTI Special Committee Meeting Materials

Introductory Note: The analyses contained in this exhibit being filed in accordance with the requirements of the Securities Exchange Act of 1934. However, in considering such analyses, the reader should be aware that such analyses were, at the time they were delivered, preliminary an incomplete and cannot be relied upon. See the Proxy Statement filed as Exhibit A to the
Schedule 13E-3 with which this exhibit is being filed.

Portions of this exhibit marked by "*" have been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Securities and Exchange Commission.

Comparable Company Analysis - Implied Value - BCT International

($ in thousands, except per share)

                                 Earnings                          Revenue
                    ----------------------------------    Common   -------     LTM      LTM     Total
                      LTM    Est CFY (1)   Est NFY (1)    Equity     LTM      EBIT    EBITDA    Assets
                    ------   -----------   -----------   -------   -------   ------   ------   -------
BCT International   $  235      $  519        $  371     $14,331   $18,982   $  388   $  630   $15,838
------------------------------------------------------------------------------------------------------

Comparable Companies Multiples

   High               12.2x       11.5x         10.4x        0.8x      0.7x    10.2x     8.1x      0.7x
   Mean                9.4        11.5          10.4         0.6       0.4      6.6      4.6       0.5
   Median              9.4        11.5          10.4         0.6       0.4      9.1      5.2       0.5
   Low                 9.4        11.5          10.4         0.3       0.0      0.5      0.4       0.0

Implied Range of Enterprise Value

   High                 na          na            na          na   $13,648   $3,954   $5,114   $11,516
   Mean                 na          na            na          na     6,985    2,559    2,874     7,237
   Median               na          na            na          na     6,926    3,546    3,287     8,336
   Low                  na          na            na          na       440      177      222       759

Implied Range of Market Value (2)

   High             $2,874      $5,946        $3,859     $11,598   $17,941   $8,247   $9,407   $15,809
   Mean              2,198       5,946         3,859       8,049    11,278    6,852    7,167    11,530
   Median            2,198       5,946         3,859       8,079    11,219    7,839    7,580    12,629
   Low               2,198       5,946         3,859       4,420     4,733    4,470    4,515     5,052

Implied Range of Market Value Per Share (3)

   High             $ 0.49      $ 1.02        $ 0.66     $  1.98   $  3.07   $ 1.41   $ 1.61   $  2.71
   Mean               0.38        1.02          0.66        1.38      1.93     1.17     1.23      1.97
   Median             0.38        1.02          0.66        1.38      1.92     1.34     1.30      2.16
   Low                0.38        1.02          0.66        0.76      0.81     0.77     0.77      0.86

------------------------------------------------------------------------------------------------------

----------
(1)  Estimates have been derived from Company Projections and Management.
(2) Assumes Net Debt of ($4,293) as of May 31, 2000, including $2,500 in cash proceeds from factoring of notes.
(3)  Assumes 5,843 shares outstanding.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Valuation Multiples - BCT International

($ in thousands, except per share data)

                                                                                              Market Value as a Multiple of
                                                                               ---------------------------------------------------
                                       % Below/Above                                         EPS
                         Stock Price      52-week       Market    Enterprise   ------------------------------   Common   Net Tang.
      Company             3-Oct-01        High-Low       Value     Value (1)    LTM   Est CFY(2)   Est NFY(2)   Equity   Common Eq
----------------------   -----------   -------------   --------   ----------   ----   ----------   ----------   ------   ---------
Consolidated Graphics,
Inc                        $18.100     18.1% -  90.5%  $237,110    $484,849    12.2x     11.5x        10.4x       0.8x      2.6x

Geographics, Inc.            0.070     84.1% -   0.0%     2,674      13,056      na        na           na        0.5       1.2

IPI Inc                      3.940     28.4% -  91.0%    19,148     (11,343)     na        na           na        0.6       0.7

Impreso, Inc                 1.600     60.9% - 966.7%     8,448      32,163     8.9        na           na        0.6       0.6

iPrint Technologies          0.200     94.3% -  25.0%     6,040      (4,589)     na        na           na        0.3       0.3

Paris Corporation            2.500     32.4% -  42.9%     8,175       1,002     6.9        na           na        0.5       0.5

   -------------------------------------------------------------------------------------------------------------------------------
                                                                      High     12.2x     11.5x        10.4x       0.8x      2.6x
                                                                      Mean      9.4      11.5         10.4        0.6       1.0
                                                                      Median    9.4      11.5         10.4        0.6       0.6
                                                                      Low       9.4      11.5         10.4        0.3       0.3
   -------------------------------------------------------------------------------------------------------------------------------

BCT International          $ 0.630     67.5% -  10.5%  $  3,673    $  1,880      na        na           na        0.3x      0.3x

                                    Enterprise Value as a Multiple of
                         -------------------------------------------------------
                                     Revenue                                         5 Year
                         ------------------------------   LTM     LTM              EPS Growth
      Company             LTM   Est CFY(2)   Est NFY(2)   EBIT   EBITDA   Assets    Proj.(2)
----------------------   ----   ----------   ----------   ----   ------   ------   ----------
Consolidated Graphics,
Inc                       0.7x      na           na        9.1x   5.2x     0.7x       15.0%

Geographics, Inc.         0.4       na           na         na     na      0.5         0.0%

IPI Inc                    na       na           na         na     na       na         0.0%

Impreso, Inc              0.4       na           na       10.2    8.1      0.5         0.0%

iPrint Technologies        na       na           na         na     na       na         0.0%

Paris Corporation         0.0       na           na        0.5    0.4      0.0         0.0%

                         --------------------------------------------------------------------
                          0.7x      --           --       10.2x   8.1x     0.7x       15.0%
                          0.4       --           --        6.6    4.6      0.5         2.5%
                          0.4       --           --        9.1    5.2      0.5         0.0%
                          0.0       --           --        0.5    0.4      0.0         0.0%
                         --------------------------------------------------------------------

BCT International         0.1x      na           na        4.8x   3.0x     0.1x        0.0

----------
(1) Enterprise Value equals Market Value plus total debt, preferred stock, and minority interests, less cash.
(2) Sources of estimates: I/B/E/S and othervarious securities analysts' estimates and reports.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Margin and Other Analyses - BCT International

($ in thousands)

                                                                               LTM (1)
                                      ----------------------------------------------------------------------------------------
                                                                 as Percentage of Revenue                       Return on
                                                 -------------------------------------------------------   -------------------
                                                  Gross             Operating                       Net    Average    Average
         Company             Ticker    Revenue   Margin   S G & A     Margin    EBITDA    EBIT    Income    Assets   Common Eq
--------------------------   ------   --------   ------   -------   ---------   ------   ------   ------   -------   ---------
Consolidated Graphics, Inc   CGX      $674,345    27.2%     18.4%       7.8%      13.8%     7.9%     2.8%     2.9%       6.6%

Geographics, Inc.            GGIT       35,922    12.3%     25.8%     -13.4%      -7.7%   -13.5%   -16.7%   -22.6%    -110.9%

IPI Inc                      IDH         8,518    79.2%     75.7%      -9.6%      -3.7%    -9.6%    -7.0%    -1.8%      -2.4%

Impreso, Inc                 ZCOM       87,820    11.8%      8.4%       3.4%       4.5%     3.6%     1.1%     1.9%       6.7%

iPrint Technologies          IPRT       15,137    33.4%    157.4%    -169.1%    -128.5%  -155.1%  -155.1%   -79.2%     -97.0%

Paris Corporation            PBFI       43,232    12.7%      9.8%       2.9%       6.6%     5.1%     2.7%     5.8%       7.8%

   ---------------------------------------------------------------------------------------------------------------------------
                             High     $674,345    79.2%    157.4%       7.8%      13.8%     7.9%     2.8%     5.8%       7.8%
                             Mean      144,162    29.4%     49.3%     -29.7%     -19.2%   -26.9%   -28.7%   -15.5%     -31.5%
                             Median     39,577    20.0%     22.1%      -3.4%       0.4%    -3.0%    -3.0%     0.0%       2.1%
                             Low         8,518    11.8%      8.4%    -169.1%    -128.5%  -155.1%  -155.1%   -79.2%    -110.9%
   ---------------------------------------------------------------------------------------------------------------------------

BCT International            BCTI     $ 18,982    40.2%     36.9%       2.0%       3.3%     2.0%     1.2%     1.5%       1.6%

                                                                              as of Latest Available Filing
                                                                    -------------------------------------------------
                                Accts                     Days                  Total Debt     Total Debt   Latest FY
                             Receivable   Inventory      Sales      Current      to Total          to        Revenue
         Company              Turnover     Turnover   Outstanding    Ratio    Capitalization     EBITDA      Growth
--------------------------   ----------   ---------   -----------   -------   --------------   ----------   ---------
Consolidated Graphics, Inc      5.8x        15.43x        63.3        2.1          46.4%          2.7x          9.4%

Geographics, Inc.               5.6          4.53x        65.0        0.7          67.4%           na          34.3%

IPI Inc                         6.3          8.10x        58.0        4.3           0.2%           na          -9.6%

Impreso, Inc                    8.9          2.68x        41.0        1.3          62.7%          6.0x         20.5%

iPrint Technologies             9.8            na         37.4        3.5           0.1%           na         424.2%

Paris Corporation               8.0          9.80x        45.7        3.5           8.2%          0.5x         21.4%

                             ----------------------------------------------------------------------------------------
                                9.8x         15.4x        65.0        4.3          67.4%          6.0x        424.2%
                                7.4           8.1         51.7        2.6          30.8%          3.1          83.4%
                                7.1           8.1         51.9        2.8          27.3%          2.7          20.9%
                                5.6           2.7         37.4        0.7           0.1%          0.5          -9.6%
                             ----------------------------------------------------------------------------------------

BCT International               6.1x         4.63x        60.0        8.5           2.1%          0.5x         -1.1%

----------
(1) May exclude special items, such as extraordinary and non-recurring expenses.

See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Income Statement Overview - BCT International

($ in thousands, except per share data)

                                   Revenue              EBITDA (1)             EBIT (1)           Net Income (1)
                             -------------------   -------------------   -------------------   -------------------
                                         Latest                Latest                Latest                Latest
         Company                LTM       10-K        LTM       10-K        LTM       10-K        LTM       10-K
--------------------------   --------   --------   --------   --------   --------   --------   --------   --------
Consolidated Graphics, Inc   $674,345   $683,396   $ 92,918   $ 97,063   $ 53,052   $ 58,280   $ 19,155   $ 22,111

Geographics, Inc.              35,922     36,602     (2,783)    (2,064)    (4,862)    (3,863)    (6,002)    (5,007)

IPI Inc                         8,518      9,294       (317)       330       (818)      (204)      (595)      (192)

Impreso, Inc                   87,820     74,118      3,962      3,481      3,156      2,792        934        931

iPrint Technologies            15,137     17,069    (19,448)   (32,017)   (23,476)   (35,975)   (23,476)   (35,975)

Paris Corporation              43,232     43,011      2,847      1,991      2,191      1,263      1,166        663

   ---------------------------------------------------------------------------------------------------------------
                    High     $674,345   $683,396   $ 92,918   $ 97,063   $ 53,052   $ 58,280   $ 19,155   $ 22,111
                    Mean      144,162    143,915     12,863     11,464      4,874      3,716     (1,470)    (2,912)
                    Median     39,577     39,807      1,265      1,161        687        530        170        235
                    Low         8,518      9,294    (19,448)   (32,017)   (23,476)   (35,975)   (23,476)   (35,975)
   ---------------------------------------------------------------------------------------------------------------

BCT International            $ 18,982   $ 19,429   $    630   $  1,369   $    388   $  1,137   $    235   $    664

                                             EPS (1)
                                         ---------------     Latest      Latest
                                                  Latest   Available   Available
         Company                           LTM     10-K       10-K        10-K
--------------------------               ------   ------   ---------   ---------
Consolidated Graphics, Inc               $ 1.48   $ 1.68   30-Jun-01   31-Mar-01

Geographics, Inc.                         (0.17)   (0.14)  30-Jun-01   31-Mar-01

IPI Inc                                   (0.13)   (0.04)  31-May-01   30-Nov-00

Impreso, Inc                               0.18     0.18   31-May-01   31-Aug-00

iPrint Technologies                       (0.71)   (1.39)  30-Jun-01   31-Dec-00

Paris Corporation                          0.36     0.21   30-Jun-01   30-Sep-00

                                         ---------------
                                         $ 1.48   $ 1.68
                                           0.17     0.08
                                           0.03     0.07
                                          (0.71)   (1.39)
                                         ---------------

BCT International                            na   $ 0.13   31-May-01   28-Feb-01

----------
(1) May exclude special items, such as extraordinary and non-recurring expenses.

See individual company overviews for details of exclusions, if any.

Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

Comparable Company Analysis - Balance Sheet Overview - BCT International ($ in thousands)

                                                                 As of Latest Available   Filing
                                ------------------------------------------------------------------------------------------------
                                Cash, Equivalents     Accounts                Total Current              Intangibles,    Total
          Company                   & Mrkt Sec      Receivables   Inventory       Assets      PPE, net       net         Assets
-----------------------------   -----------------   -----------   ---------   -------------   --------   ------------   --------
Consolidated Graphics, Inc           $ 6,116         $117,710      $32,049      $165,489      $292,760    $201,714      $666,800

Geographics, Inc.                        177            5,453        7,268        13,463         9,141       2,907        25,753

IPI Inc                               30,559            1,338          196        35,390           727       3,274        40,083

Impreso, Inc                             198           10,800       36,667        48,138        10,562          --        58,940

iPrint Technologies                   10,645            1,227           --        19,827         3,202          --        25,192

Paris Corporation                      8,537            5,401        3,842        18,750         1,598          --        20,921

                       ---------------------------------------------------------------------------------------------------------
                       High          $30,559         $117,710      $36,667      $165,489      $292,760    $201,714      $666,800
                       Mean            9,372           23,655       13,337        50,176        52,998      34,649       139,615
                       Median          7,327            5,427        5,555        27,609         6,172       1,454        32,918
                       Low               177            1,227           --        13,463           727          --        20,921
                       ---------------------------------------------------------------------------------------------------------

BCT International                    $ 2,093         $  2,671      $ 2,559      $  7,904      $    429    $    226      $ 15,838

                                ---------------------------------------------------    Latest
                                Total Current    Total       Total     Net Tangible   Available
          Company                Liabilities      Debt     Common Eq     Common Eq      Filing
-----------------------------   -------------   --------   ---------   ------------   ---------
Consolidated Graphics, Inc         $80,298      $247,739   $292,983      $91,269      30-Jun-01

Geographics, Inc.                   18,013        10,382      5,113        2,206      30-Jun-01

IPI Inc                              8,203       (30,491)    31,812       28,538      31-May-01

Impreso, Inc                        37,382        23,715     14,212       14,212      31-May-01

iPrint Technologies                  5,600       (10,629)    19,582       19,582      30-Jun-01

Paris Corporation                    5,358        (7,173)    15,338       15,338      30-Jun-01

                                -------------------------------------------------
                                   $80,298      $247,739   $292,983      $91,269
                                    25,809        38,924     63,173       28,524
                                    13,108         1,605     17,460       17,460
                                     5,358       (30,491)     5,113        2,206
                                -------------------------------------------------

BCT International                  $   934      $ (1,793)  $ 14,331      $14,105      31-May-01

--------------------------------------------------------------------------------
Sources of information: SEC Edgar filings, Multex, Inc., Bloomberg, LP, Commodity Systems, Inc., and/or Hoovers, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                 Consolidated Graphics, Inc Overview
-----------------------------------------------------------------------------------------------------------------------------------
            Name  Consolidated Graphic          Address  5858 Westheimer    Officers Joe Davis      Attorneys
          Symbol  CGX                   City, State Zip  Houston, TX 77057           Charles White  Auditors Arthur Andersen
Latest Fiscal YE  31-Mar-01                   Telephone  713-787-0977                Wayne Rose     Transfer Agent American Stock
 Latest Rprt Per  30-Jun-01                         Fax  713-787-5013                               Transfer & Trust

Consolidated Graphics has bought more than 60 medium-sized printing firms since 1985. CGX, which is one of the nation's largest commercial printers, generates most of its sales by printing items such as brochures, catalogs, and direct mail fliers. The company also provides electronic services (online digital asset management, online purchasing) and fulfillment services.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------

($ in thousands, except per share)

                                            Three Months Ended    Fiscal Years Ended
                                   LTM      -------------------   -------------------
                                  Jun-01     Jun-01     Jun-00     Mar-01     Mar-00
                                 --------   --------   --------   --------   --------
Revenue                          $674,345   $164,435   $173,486   $683,396   $624,895
COGS                              490,703    120,603    124,058    494,158    437,345
                                 --------   --------   --------   --------   --------
             Gross Profit         183,642     43,832     49,428    189,238    187,550
                                 --------   --------   --------   --------   --------
Selling, General &
   Administrative                 124,297     30,755     31,123    124,665    109,944
Research & Development                 --         --         --         --         --
Other Operating                     6,440         --         --      6,440         --
                                 --------   --------   --------   --------   --------
         Operating Income          52,905     13,077     18,305     58,133     77,606
Interest Expense, net              20,704      4,610      4,911     21,005     13,584
Other, net                            147         --         --        147        108
                                 --------   --------   --------   --------   --------
           Pre-tax Income          32,348      8,467     13,394     37,275     64,130
Taxes                              13,193      3,387      5,358     15,164     25,651
                                 --------   --------   --------   --------   --------
         After-tax Income          19,155      5,080      8,036     22,111     38,479
Minority Interest                      --         --         --         --         --
Equity in Affiliates                   --         --         --         --         --
                                 --------   --------   --------   --------   --------
   Normalized Net Income           19,155      5,080      8,036     22,111     38,479
Preferred Dividends                    --         --         --         --         --
                                 --------   --------   --------   --------   --------
    Normalized Net Income
                to Common        $ 19,155   $  5,080   $  8,036   $ 22,111   $ 38,479
                                 ========   ========   ========   ========   ========

                     EBIT        $ 53,052   $ 13,077   $ 18,305   $ 58,280   $ 77,714
           Depreciation &
             Amortization        $ 39,866   $ 10,260   $  9,177   $ 38,783   $ 32,881
                   EBITDA        $ 92,918   $ 23,337   $ 27,482   $ 97,063   $110,595
                    CAPEX        $ 24,415   $  3,071   $  5,090   $ 26,434   $ 25,172
           EBITDA - CAPEX        $ 68,503   $ 20,266   $ 22,392   $ 70,629   $ 85,423
 GAAP Operating Cash Flow        $ 60,210   $ 12,180   $ 20,088   $ 68,118   $ 68,319
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                 $     --   $     --   $     --   $     --   $     --
   Accounting Changes            $     --   $     --   $     --   $     --   $     --
   Discontinued Operations       $     --   $     --   $     --   $     --   $     --
   Extraordinary Items           $     --   $     --   $     --   $     --   $     --
   Total                         $     --   $     --   $     --   $     --   $     --
Total After-tax Special Items    $     --   $     --   $     --   $     --   $     --
Tax Provision on Special Items   $     --   $     --   $     --   $     --   $     --
Reported Taxes                   $ 13,193   $  3,387   $  5,358   $ 15,164   $ 25,651
Reported Net Income              $ 19,155   $  5,080   $  8,036   $ 22,111   $ 38,479
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Basic Reported Weighted Avg
   Shares Out (000's)                         13,025     13,601     13,142     15,155
Basic Normalized EPS             $   1.48   $   0.39   $   0.59   $   1.68   $   2.54
Basic Reported EPS               $   1.48   $   0.39   $   0.59   $   1.68   $   2.54
Diluted Reported Weighted Avg
   Shares Out (000's)                         13,258     13,610     13,186     15,336
Diluted Normalized EPS           $   1.47   $   0.38   $   0.59   $   1.68   $   2.51
Diluted Reported EPS             $   1.47   $   0.38   $   0.59   $   1.68   $   2.51
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
-------------------------------------------------------------------------------------
Core Gross Profit                    27.2%      26.7%      28.5%      27.7%      30.0%
S,G & A                              18.4%      18.7%      17.9%      18.2%      17.6%
Operating Income                      7.8%       8.0%      10.6%       8.5%      12.4%
Pre-Tax                               4.8%       5.1%       7.7%       5.5%      10.3%
EBIT                                  7.9%       8.0%      10.6%       8.5%      12.4%
EBITDA                               13.8%      14.2%      15.8%      14.2%      17.7%
Normalized Net Income                 2.8%       3.1%       4.6%       3.2%       6.2%
Reported Net Income                   2.8%       3.1%       4.6%       3.2%       6.2%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                                  As of
                                                   As of     -------------------
                                                 30-Jun-01    Mar-01     Mar-00
                                                 ---------   --------   --------
Cash & Equivalents                               $  6,116    $  8,667   $  8,197
Marketable Securities                                  --          --         --
                                                 --------    --------   --------
Total Cash & Mkt Securities                         6,116       8,667      8,197
Accounts Receivable                               117,710     116,095    115,646
Inventory                                          32,049      31,536     32,670
Other Current Assets                                9,614       8,628      8,518
                                                 --------    --------   --------
             Total Current Assets                 165,489     164,926    165,031
PPE, net                                          292,760     299,871    310,344
Intangibles, net                                  201,714     203,030    198,588
Investments                                            --          --         --
Other Assets                                        6,837       6,840      6,885
                                                 --------    --------   --------
                     Total Assets                $666,800    $674,667   $680,848
                                                 ========    ========   ========
Accounts Payable                                 $ 27,619    $ 33,865   $ 55,780
Accrued Expenses                                   33,417      32,609     35,260
Short Term Debt                                    16,189      18,711      5,083
Short Term Capital Leases                              --          --         --
Other Current Liabilities                           3,073         253      3,607
                                                 --------    --------   --------
        Total Current Liabilities                  80,298      85,438     99,730
Other LT Liabilities                               55,853      54,966     47,180
Long Term Debt                                    237,666     246,729    261,407
Long Term Capital Leases                               --          --         --
Minority Interests                                     --          --         --
Pref Stock (Liq Value)                                 --          --         --
                                                 --------    --------   --------
   Total Liabilities & Pref Stock                 373,817     387,133    408,317
                                                 --------    --------   --------
Common Equity                                     292,983     287,534    272,531
                                                 --------    --------   --------
       Total Liabilities & Equity                $666,800    $674,667   $680,848
                                                 ========    ========   ========

Common Shares Outstanding (000's)                  13,046      13,019     13,708
             Cash Value per share                $   0.47    $   0.67   $   0.60
             Book Value per share                $  22.46    $  22.09   $  19.88
    Tangible Book Value per share                $   7.00    $   6.49   $   5.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                             5.77x   5.90x    5.40x
Inventory Turnover                                      15.43x  15.39x   13.39x
Asset Turnover                                           1.01x   1.01x    0.92x
Days Sales Outstanding                                   63.3    61.9     67.5
Days Inventory Outstanding                               23.6    23.7     27.3
Days Payable Outstanding                                 18.1    26.2     37.2
Return on Avg Assets                                      2.9%    3.3%      na
Return on Avg Common Equity                               6.6%    7.9%      na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                       2.06       1.93        1.65
Quick Ratio                                         1.66       1.56        1.33
Total Debt                                      $253,855   $265,440    $266,490
Net Debt                                        $247,739   $256,773    $258,293
Total Capitalization                            $546,838   $552,974    $539,021
Total Debt/Total Capitalization                     46.4%      48.0%       49.4%
Net Debt/Total Capitalization                       45.3%      46.4%       47.9%
Total Debt/EBITDA                                   2.73x      2.73x       2.41x
EBITDA/Interest Expense                             4.49x      4.62x       8.14x
EBITDA-CAPEX/Interest                               3.31x      3.36x       6.29x
Expense
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                           3-Oct-01
Exchange                                                                NYSE
                                                                     -----------
Stock Price                                                          $    18.10
52 Week High                                                         $    22.10
52 Week Low                                                          $     9.50
Avg. Daily Volume (000's)                                                    61
Beta                                                                       0.72
Shares Outstanding (000's)                                               13,100
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             8,800

Market Cap                                                           $237,110.0
Enterprise Value (EV)                                                $484,849.0

Institutional
   % Owned                                                                40.00%
   Number of Institutions                                                   157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                   Multiple of
                                                                 ---------------
                                                                 Market   CapEV
                                                                 ------   ------
Latest Twelve Months
   Revenue                                                        0.35x    0.72x
   EBIT                                                           4.47x    9.14x
   EBITDA                                                         2.55x    5.22x
   Normalized Net                                                12.38x   25.31x
   Income
   Basic Normalized EPS                                          12.23x
Projected
   Mar-02                                                           na       na
   Mean
   Revenue
   Mar-02 Mean Revenue                                              na       na
   Mar-02 Mean EPS                                               11.46x      na
   Mar-03 Mean EPS                                               10.40x      na
Most Recent Filing
   Assets                                                         0.36x    0.73x
   Common Equity                                                  0.81x    1.65x
   Tangible Common                                                2.60x    5.31x
   Equity
--------------------------------------------------------------------------------

                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                           # Ests   Revenue     EPS
--------------------------------------------------------------------------------
March-02                                                 2      $  --    $ 1.58
March-03                                                 2      $  --    $ 1.74
LT Growth                                                1       0.00%    15.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                         Three Months Ended   Fiscal Years Ended
                                               Jun-01               Mar-01
                                         ------------------   ------------------
Revenue                                          -5.2%                 9.4%
EBIT                                            -28.6%               -25.0%
EBITDA                                          -15.1%               -12.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------
                                                               Geographics, Inc. Overview
------------------------------------------------------------------------------------------------------------------------------
            Name   Geographics, Inc.           Address   1555 Odell Road    Officers James Dorman      Attorneys
          Symbol   GGIT                City, State Zip   Blaine, WA 98231            William Graham    Auditors KPMG
Latest Fiscal YE   31-Mar-01                 Telephone   360-332-6711                John Rossmiller   Transfer Agent Montreal
 Latest Rprt Per   30-Jun-01                       Fax   360-332-6352                William Paquin    Trust Centre

Geographics is primarily engaged in the development, manufacture, marketing and distribution of specialty paper products, generally made using pre-printed designs, including stationery, business cards, brochures, memo pads, and poster boards.
Geographics is also engaged in the development, marketing and distribution of plastic ready-to-assemble filing and storage cabinets.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                        Three Months Ended  Fiscal Years Ended
                                 LTM    ------------------  ------------------
                                Jun-01   Jun-01    Jun-00     Mar-01   Mar-00
                               -------  --------  -------    -------  -------
Revenue                        $35,922   $ 8,524  $ 9,204    $36,602  $27,255
COGS                            31,486     7,039    6,499     30,946   18,999
                               -------   -------  -------    -------  -------
                 Gross Profit    4,436     1,485    2,705      5,656    8,256
Selling, General &
   Administrative                9,267     1,915    2,135      9,487    7,576
Research & Development              --        --       --         --       --
Other Operating                     --        --       --         --       --
                               -------   -------  -------    -------  -------
             Operating Income   (4,831)     (430)     570     (3,831)     680
Interest Expense, net            1,140       218      222      1,144      927
Other, net                         (31)      (13)     (14)       (32)     483
                               -------   -------  -------    -------  -------
               Pre-tax Income   (6,002)     (661)     334     (5,007)     236
Taxes                               --        --       --         --       --
                               -------   -------  -------    -------  -------
             After-tax Income   (6,002)     (661)     334     (5,007)     236
Minority Interest                   --        --       --         --       --
Equity in Affiliates                --        --       --         --       --
                               -------   -------  -------    -------  -------
   Normalized Net Income        (6,002)     (661)     334     (5,007)     236
Preferred Dividends                 --        --       --         --       --
                               -------   -------  -------    -------  -------
               Normalized Net
             Income to Common  $(6,002)  $  (661) $   334    $(5,007) $   236
                               =======   =======  =======    =======  =======

                         EBIT  $(4,862)  $  (443) $   556    $(3,863) $ 1,163
               Depreciation &
                 Amortization  $ 2,079   $   687  $   407    $ 1,799  $ 1,330
                       EBITDA  $(2,783)  $   244  $   963    $(2,064) $ 2,493
                        CAPEX  $ 1,534   $   507  $    77    $ 1,104  $   444
               EBITDA - CAPEX  $(4,317)  $  (263) $   886    $(3,168) $ 2,049
     GAAP Operating Cash Flow  $  (242)  $   386  $   274    $  (354) $(2,621)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items               $    --   $    --  $    --    $    --  $    --
   Accounting Changes          $    --   $    --  $    --    $    --  $    --
   Discontinued Operations     $    --   $    --  $    --    $    --  $    --
   Extraordinary Items         $    --   $    --  $    --    $    --  $    --
   Total                       $    --   $    --  $    --    $    --  $    --
Total After-tax Special Items  $    --   $    --  $    --    $    --  $    --
Tax Provision on Special       $    --   $    --  $    --    $    --  $    --
Item
Reported Taxes                 $    --   $    --  $    --    $    --  $    --
Reported Net Income            $(6,002)  $ (661)  $   334    $(5,007) $   236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Basic Reported Weighted Avg
   Shares Out (000's)                     35,284   35,832     35,284   19,442
Basic Normalized EPS           $ (0.17)  $ (0.02) $  0.01    $ (0.14) $  0.01
Basic Reported EPS             $ (0.17)  $ (0.02) $  0.01    $ (0.14) $  0.01
Diluted Reported Weighted Avg
   Shares Out (000's)                     35,284   36,711     35,284   20,599
Diluted Normalized EPS         $ (0.17)  $ (0.02) $  0.01    $ (0.14) $  0.01
Diluted Reported EPS           $ (0.17)  $ (0.02) $  0.01    $ (0.14) $  0.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------

Core Gross Profit                 12.3%     17.4%    29.4%      15.5%    30.3%
S,G & A                           25.8%     22.5%    23.2%      25.9%    27.8%
Operating Income                 -13.4%     -5.0%     6.2%     -10.5%     2.5%
Pre-Tax                          -16.7%     -7.8%     3.6%     -13.7%     0.9%
EBIT                             -13.5%     -5.2%     6.0%     -10.6%     4.3%
EBITDA                            -7.7%      2.9%    10.5%      -5.6%     9.1%
Normalized Net Income            -16.7%     -7.8%     3.6%     -13.7%     0.9%
Reported Net Income              -16.7%     -7.8%     3.6%     -13.7%     0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                                  As of
                                                    As of     -----------------
                                                  30-Jun-01    Mar-01    Mar-00
                                                  ---------   -------   -------
Cash & Equivalents                                 $   177    $   421   $   361
Marketable Securities                                   --         --        --
                                                   -------    -------   -------
Total Cash & Mkt Securities                            177        421       361
Accounts Receivable                                  5,453      7,344     6,079
Inventory                                            7,268      6,634     5,301
Other Current Assets                                   565        604       562
                                                   -------    -------   -------
                           Total Current Assets     13,463     15,003    12,303
PPE, net                                             9,141      9,007     9,305
Intangibles, net                                     2,907      3,127       317
Investments                                             --         --        --
Other Assets                                           242        198       442
                                                   -------    -------   -------
                                   Total Assets    $25,753    $27,335   $22,367
                                                   =======    =======   =======

Accounts Payable                                   $ 5,919    $ 5,401   $ 3,699
Accrued Expenses                                     2,881      4,237     2,084
Short Term Debt                                      7,932      8,407     5,765
Short Term Capital Leases                               --         --        --
Other Current Liabilities                            1,281      1,950     1,628
                                                   -------    -------   -------
                      Total Current Liabilities     18,013     19,995    13,176
Other LT Liabilities                                    --         --        --
Long Term Debt                                       2,627      1,629     3,539
Long Term Capital Leases                                --         --        --
Minority Interests                                      --         --        --
Pref Stock (Liq Value)                                  --         --        --
                                                   -------    -------   -------
                 Total Liabilities & Pref Stock     20,640     21,624    16,715
                                                   -------    -------   -------
Common Equity                                        5,113      5,711     5,652
                                                   -------    -------   -------
                     Total Liabilities & Equity    $25,753    $27,335   $22,367
                                                   =======    =======   =======

Common Shares Outstanding (000's)                   38,192     38,193    26,966
                            Cash Value per share   $  0.00    $  0.01   $  0.01
                            Book Value per share   $  0.13    $  0.15   $  0.21
                   Tangible Book Value per share   $  0.06    $  0.07   $  0.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          5.61x      5.45x     4.48x
Inventory Turnover                                    4.53x      5.19x     3.58x
Asset Turnover                                        1.35x      1.47x     1.22x
Days Sales Outstanding                                65.0       66.9      81.4
Days Inventory Outstanding                            80.6       70.4     101.8
Days Payable Outstanding                             50.74        1.1      50.8
Return on Avg Assets                                 -22.6%     -20.1%       na
Return on Avg Common Equity                         -110.9%     -88.1%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         0.75       0.75      0.93
Quick Ratio                                           0.34       0.42      0.53
Total Debt                                         $10,559    $10,036   $ 9,304
Net Debt                                           $10,382    $ 9,615   $ 8,943
Total Capitalization                               $15,672    $15,747   $14,956
Total Debt/Total Capitalization                       67.4%      63.7%     62.2%
Net Debt/Total Capitalization                         66.2%      61.1%     59.8%
Total Debt/EBITDA                                       na         na      3.73x
EBITDA/Interest Expense                                 na         na      2.69x
EBITDA-CAPEX/Interest Expense                           na         na      2.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                            25-Sep-01
Exchange                                                                OTC BB
                                                                      ---------
Stock Price                                                           $    0.07
52 Week High                                                          $    0.44
52 Week Low                                                           $    0.07
Avg. Daily Volume (000's)                                                     7
Beta                                                                      (0.28)
Shares Outstanding (000's)                                               38,200
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                            26,000

Market Cap                                                            $ 2,674.0
Enterprise Value (EV)                                                 $13,056.0

Institutional
   % Owned                                                                 0.00%
   Number of Institutions                                                    --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                 Multiple of
                                                              ------------------
                                                              Market Cap    EV
                                                              ------------------
Latest Twelve Months
   Revenue                                                       0.07x     0.36x
   EBIT                                                            na        na
   EBITDA                                                          na        na
   Normalized Net Income                                           na        na
   Basic Normalized EPS                                            na
Projected
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean EPS                                                 na        na
   Dec-02 Mean EPS                                                 na        na
Most Recent Filing
   Assets                                                        0.10x     0.51x
   Common Equity                                                 0.52x     2.55x
   Tangible Common Equity                                        1.21x     5.92x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                            # Ests   Revenue     EPS
--------------------------------------------------------------------------------
December-01                                               --     $  --    $  --
December-02                                               --     $  --    $  --
LT Growth                                                 --      0.00%    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                         Three Months Ended   Fiscal Years Ended
                                               Jun-01                Mar-01
                                         ------------------   ------------------
Revenue                                          -7.4%                34.3%
EBIT                                           -179.7%              -432.2%
EBITDA                                          -74.7%              -182.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                          IPI Inc Overview
------------------------------------------------------------------------------------------------------------------------------------
            Name   IPI Inc             Address   8091 Wallace Roa         Officers Robert Sutter    Attorneys
          Symbol   IDH         City, State Zip   Eden Prairie, MN 55344            David Engel      Auditors         Arthur Andersen
Latest Fiscal YE   30-Nov-00         Telephone   952-975-6200                      David Oswald     Transfer Agent   Norwest Bank
 Latest Rprt Per   31-May-01               Fax   952-975-6262                      Margo Barnhart                    Minnesota

IPI has about 220 franchised Insty-Prints locations which provide graphic design, typesetting, binding, and other commercial printing services to companies for products such as stationery, business cards, forms, brochures, and overhead transparencies.
Subsidiary Change of Mind Learning Systems franchises Dreamcatcher Learning Centers, which provide supplemental education in reading, writing, math, G.E.D.& college prep studies.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
($ in thousands, except per share)

                                           Six Months Ended   Fiscal Years Ended
                                   LTM     ----------------   ------------------
                                  May-01    May-01   May-00    Nov-00    Nov-99
                                 -------   -------   ------    ------   -------
Revenue                          $ 8,518   $ 3,919   $4,695    $9,294   $10,278
COGS                               1,773     3,279    3,972     2,466     3,026
                                 -------   -------   ------    ------   -------
            Gross Profit           6,745       640      723     6,828     7,252

Selling, General &
   Administrative                  6,447       787      260     5,920     4,853
Research & Development                --        --       --        --        --
Other Operating                    1,116        23       19     1,112       240
                                 -------   -------   ------    ------   -------
         Operating Income           (818)     (170)     444      (204)    2,159
Interest Expense, net                174        57       --       117        --
Other, net                            --        --       --        --        --
                                 -------   -------   ------    ------   -------
         Pre-tax Income             (992)     (227)     444      (321)    2,159
Taxes                               (397)      (91)     178      (129)      864
                                 -------   -------   ------    ------   -------
         After-tax Income           (595)     (136)     266      (192)    1,295

Minority Interest                     --        --       --        --        --
Equity in Affiliates                  --        --       --        --        --
                                 -------   -------   ------    ------   -------
  Normalized Net Income             (595)     (136)     266      (192)    1,295

Preferred Dividends                   --        --       --        --        --
                                 -------   -------   ------    ------   -------
Normalized Net                   $  (595)  $  (136)  $  266    $ (192)  $ 1,295
Income to Common                 =======   =======   ======    ======   =======
                    EBIT         $  (818)  $  (170)  $  444    $ (204)  $2,1591
          Depreciation &
           Amortization          $   501   $   228   $  261    $  534   $   440
                  EBITDA         $  (317)  $    58   $  705    $  330   $ 2,599
                   CAPEX         $   210   $    97   $   96    $  209   $   371
          EBITDA - CAPEX         $  (527)  $   (39)  $  609    $  121   $ 2,228
GAAP Operating Cash Flow         $(1,713)  $(1,292)  $1,152    $  731   $ 2,214
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                 $ 7,471   $ 7,325   $  758    $  904   $   811
   Accounting Changes            $    --   $    --   $   --    $   --   $    --
   Discontinued Operations       $    --   $    --   $   --    $   --   $    --
   Extraordinary Items           $    --   $    --   $   --    $   --   $    --
   Total                         $ 7,471   $ 7,325   $  758    $  904   $   811
Total After-tax Special
   Items                         $ 4,483   $ 4,395   $  455    $  542   $   487
Tax Provision on Special
   Items                         $ 2,988   $ 2,930   $  303    $  362   $   324
Reported Taxes                   $ 2,591   $ 2,839   $  481    $  233   $ 1,188
Reported Net Income              $ 3,888   $ 4,259   $  721    $  350   $ 1,782
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Basic Reported Weighted
   Avg Shares Out (000's)                    4,859    4,835     4,847     4,734
Basic Normalized EPS             $ (0.13)  $ (0.03)  $ 0.06    $(0.04)  $  0.27
Basic Reported EPS               $  0.80   $  0.88   $ 0.15    $ 0.07   $  0.38
Diluted Reported Weighted
 Avg Shares Out (000's)                      4,859    4,835     4,847     4,734

Diluted Normalized EPS           $ (0.13)  $ (0.03)  $ 0.06    $(0.04)  $  0.27
Diluted Reported EPS             $  0.80   $  0.88   $ 0.15    $ 0.07   $  0.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                   79.2%     16.3%    15.4%     73.5%     70.6%
S,G & A                             75.7%     20.1%     5.5%     63.7%     47.2%
Operating Income                    -9.6%     -4.3%     9.5%     -2.2%     21.0%
Pre-Tax                            -11.6%     -5.8%     9.5%     -3.5%     21.0%
EBIT                                -9.6%     -4.3%     9.5%     -2.2%     21.0%
EBITDA                              -3.7%      1.5%    15.0%      3.6%     25.3%
Normalized Net Income               -7.0%     -3.5%     5.7%     -2.1%     12.6%
Reported Net Income                 45.6%    108.7%    15.4%      3.8%     17.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                                                    As of
                                                    As of     -----------------
                                                  31-May-01    Nov-00   Nov-99
                                                  ---------   -------   -------
Cash & Equivalents                                $    980    $    64   $ 2,022
Marketable Securities                               29,579     15,638     6,504
Total Cash & Mkt Securities                         30,559     16,281     8,526
Accounts Receivable                                  1,338      1,370     1,371
Inventory                                              196        242       271
Other Current Assets                                 3,297      2,103     4,591
                                                  --------    -------   -------
      Total Current Assets                          35,390     19,996    14,759

PPE, net                                               727        776     1,246

Intangibles, net                                     3,274      3,393     3,151
Investments                                             --         --        --
Other Assets                                           692        753       860
              Total Assets                        $ 40,083    $24,918   $20,016

Accounts Payable                                  $    564    $    67   $   485
Accrued Expenses                                       927      1,023       878
Short Term Debt                                         --      4,438        --
Short Term Capital Leases                               --         --        --
Other Current Liabilities                            6,712        200       390
                                                  --------    ------    -------
 Total Current Liabilities                           8,203      6,337     1,753

Other LT                                                --         --        --
Liabilities
Long Term Debt                                          --         --        --
Long Term Capital Leases                                68        105       319
Minority Interests                                      --         --        --
Pref Stock (Liq Value)                                  --         --        --
                                                  --------    -------   -------
   Total Liabilities & Pref
      Stock                                          8,271      6,442     2,072
                                                  --------    -------   -------
Common Equity                                       31,812     18,476    17,944
Total Liabilities & Equity                        $ 40,083    $24,918   $20,016
                                                  ========    =======   =======
Common Shares Outstanding (000's)                    4,859      4,859     4,734
         Cash Value per share                     $   6.29    $  3.35   $  1.80
      Book Value per share                        $   6.55    $  3.80   $  3.79
   Tangible Book Value per
    share                                         $   5.87    $  3.10   $  3.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          6.29x      6.78x     7.50x
Inventory Turnover                                    8.10x      9.61x    11.17x
Asset Turnover                                        0.26x      0.41x     0.51x
Days Sales Outstanding                                58.0       53.8      48.7
Days Inventory Outstanding                            45.1       38.0      32.7
Days Payable Outstanding                              24.2       22.3      21.8
Return on Avg Assets                                  -1.8%      -0.9%       na
Return on Avg Common Equity                           -2.4%      -1.1%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         4.31       3.16      8.42
Quick Ratio                                           4.29       3.12      8.26
Total Debt                                        $     68   $  4,543   $   319
Net Debt                                          $(30,491)  $(11,738)  $(8,207)
Total Capitalization                              $ 31,880   $ 23,019   $18,263
Total Debt/Total Capitalization                        0.2%      19.7%      1.7%
Net Debt/Total Capitalization                        -95.6%     -51.0%    -44.9%
Total Debt/EBITDA                                       na      13.77x     0.12x

EBITDA/Interest Expense                                 na       2.82x       na
EBITDA-CAPEX/Interest Expense                           na       1.03x       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

As of Date                                                            25-Sep-01
Exchange                                                                 AMEX
                                                                     -----------
Stock Price                                                          $     3.94
52 Week High                                                         $     5.50
52 Week Low                                                          $     2.06
Avg. Daily Volume (000's)                                                    26
Beta                                                                       0.15
Shares Outstanding (000's)                                                4,860
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             1,500
Market Cap                                                           $ 19,148.4
Enterprise Value (EV)                                                $(11,342.6)
Institutional
   % Owned                                                                 8.00%
   Number of Institutions                                                     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                  Multiple  of
                                                                ----------------
                                                                Market Cap   EV
                                                                ----------------
Latest Twelve Months
   Revenue                                                         2.25x     na
   EBIT                                                              na      na
   EBITDA                                                            na      na
   Normalized Net                                                    na      na
   Income
   Basic Normalized EPS                                              na
Projected
   Dec-01 Mean Revenue                                               na      na
   Dec-01 Mean Revenue                                               na      na
   Dec-01 Mean EPS                                                   na      na
   Dec-02 Mean EPS                                                   na      na
Most Recent Filing
   Assets                                                          0.48x     na
   Common Equity                                                   0.60x     na
   Tangible Common Equity                                          0.67x     na

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                             # Ests   Revenue    EPS
                                                        ------   -------   -----
December-01                                               --      $  --    $ --
December-02                                               --      $  --    $ --
LT Growth                                                 --       0.00%   0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                           Six Months Ended   Fiscal Years Ended
                                                May-01              Nov-00
                                           ----------------   ------------------
Revenue                                          -16.5%               -9.6%
EBIT                                            -138.3%             -109.4%
EBITDA                                           -91.8%              -87.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
   Unusual Items comprise investment income.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

-----------------------------------------------------------------------------------------------------------------------------------
                              Impreso, Inc Overview
-----------------------------------------------------------------------------------------------------------------------------------
            Name   Impreso, Inc           Address   652 Southwestern    Officers Marshall Sorokwasz   Attorneys
          Symbol   ZCOM           City, State Zip   Coppell, TX 75019
Latest Fiscal YE   31-Aug-00            Telephone   972-462-0100                 Richard Bloom        Auditors Arthur Andersen
 Latest Rprt Per   31-May-01                  Fax   972-462-7764                 Donald Jett          Transfer Agent American Stock
                                                                                 Susan Atkins         Transfer & Trust

Under the IBM brand, IMPRESO brand and private label, Impreso makes continuous-feed stock business forms, thermal and plain fax paper, paper for copy machines and printers, and special surface papers. They have three manufacturing plants and distributes in
North America through over 45 warehouses.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Income and Cashflow Statement Data
--------------------------------------------------------------------------------
($ in thousands, except per share)

                                           Nine Months Ended   Fiscal Years Ended
                                   LTM     -----------------   ------------------
                                  May-01    May-01    May-00    Aug-00    Aug-99
                                 -------   -------   -------   -------   -------
Revenue                          $87,820   $65,660   $51,958   $74,118   $61,506
COGS                              77,481    57,863    45,007    64,625    53,845
                                 -------   -------   -------   -------   -------
                  Gross Profit    10,339     7,797     6,951     9,493     7,661
Selling, General &
   Administrative                  7,397     5,582     5,023     6,838     5,606
Research & Development                --        --        --        --        --
Other Operating                       --        --        --        --        --
                                 -------   -------   -------   -------   -------
              Operating Income     2,942     2,215     1,928     2,655     2,055
Interest Expense, net              1,547     1,140       897     1,304       833
Other, net                           214       159        82       137        42
                                 -------   -------   -------   -------   -------
                Pre-tax Income     1,609     1,234     1,113     1,488     1,264
Taxes                                675       488       370       557       490
                                 -------   -------   -------   -------   -------
              After-tax Income       934       746       743       931       774
Minority Interest                     --        --        --        --        --
Equity in Affiliates                  --        --        --        --        --
                                 -------   -------   -------   -------   -------
         Normalized Net Income       934       746       743       931       774
Preferred Dividends                   --        --        --        --        --
                                 -------   -------   -------   -------   -------
         Normalized Net Income
                     to Common   $   934   $   746   $   743   $   931   $   774
                                 =======   =======   =======   =======   =======
                          EBIT   $ 3,156   $ 2,374   $ 2,010   $ 2,792   $ 2,097
   Depreciation & Amortization   $   806   $   619   $   502   $   689   $   545
                        EBITDA   $ 3,962   $ 2,993   $ 2,512   $ 3,481   $ 2,642
                         CAPEX   $ 1,482   $   220   $ 1,035   $ 2,297   $   658
                EBITDA - CAPEX   $ 2,480   $ 2,773   $ 1,477   $ 1,184   $ 1,984
      GAAP Operating Cash Flow   $ 3,675   $ 5,098   $(3,676)  $(5,099)  $   (91)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items

   Unusual Items                 $    --   $    --   $    --   $    --   $    --
   Accounting Changes            $    --   $    --   $    --   $    --   $    --
   Discontinued Operations       $    --   $    --   $    --   $    --   $    --
   Extraordinary Items           $    --   $    --   $    --   $    --   $    --
   Total                         $    --   $    --   $    --   $    --   $    --
Total After-tax Special Items    $    --   $    --   $    --   $    --   $    --
Tax Provision on Special Items   $    --   $    --   $    --   $    --   $    --
Reported Taxes                   $   675   $   488   $   370   $   557   $   490
Reported Net Income              $   934   $   746   $   743   $   931   $   774
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Basic Reported Weighted Avg
   Shares Out (000's)                        5,283     5,293     5,293     5,293
Basic Normalized EPS             $  0.18   $  0.14   $  0.14   $  0.18   $  0.15
Basic Reported EPS               $  0.18   $  0.14   $  0.14   $  0.18   $  0.15
Diluted Reported Weighted Avg
   Shares Out (000's)                        5,283     5,293     5,293     5,293
Diluted Normalized EPS           $  0.18   $  0.14   $  0.14   $  0.18   $  0.15
Diluted Reported EPS             $  0.18   $  0.14   $  0.14   $  0.18   $  0.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------
Core Gross Profit                  11.8%     11.9%     13.4%     12.8%     12.5%
S,G & A                             8.4%      8.5%      9.7%      9.2%      9.1%
Operating Income                    3.4%      3.4%      3.7%      3.6%      3.3%
Pre-Tax                             1.8%      1.9%      2.1%      2.0%      2.1%
EBIT                                3.6%      3.6%      3.9%      3.8%      3.4%
EBITDA                              4.5%      4.6%      4.8%      4.7%      4.3%
Normalized Net Income               1.1%      1.1%      1.4%      1.3%      1.3%
Reported Net Income                 1.1%      1.1%      1.4%      1.3%      1.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
                                                                     As of
($ in thousands,except per share)                    As of     -----------------
                                                   31-May-01   Aug-00    Aug-99
                                                   ---------   -------   -------
Cash & Equivalents                                   $   187   $   150   $    23
Marketable Securities                                     11        11        11
                                                     -------   -------   -------
Total Cash & Mkt Securities                              198       161        34
Accounts Receivable                                   10,800     8,914     6,296
Inventory                                             36,667    21,233    18,801
Other Current Assets                                     473       280       724
                                                     -------   -------   -------
                              Total Current Assets    48,138    30,588    25,855
PPE, net                                              10,562     8,769     7,210
Intangibles, net                                          --        --        --
Investments                                               --        --        --
Other Assets                                             240        27        19
                                                     -------   -------   -------
                                      Total Assets   $58,940   $39,384   $33,084
                                                     =======   =======   =======

Accounts Payable                                     $16,176   $ 6,624   $ 9,054
Accrued Expenses                                       3,157     1,985     1,679
Short Term Debt                                       17,425    12,469     6,358
Short Term Capital Leases                                 --        --        --
Other Current Liabilities                                624       255        63
                                                     -------   -------   -------
                        Total  Current Liabilities    37,382    21,333    17,154
Other LT Liabilities                                     858       764       728
Long Term Debt                                         6,488     3,782     2,629
Long Term Capital Leases                                  --        --        --
Minority Interests                                        --        --        --
Pref Stock (Liq Value)                                    --        --        --
                                                     -------   -------   -------
                    Total Liabilities & Pref Stock    44,728    25,879    20,511
                                                     -------   -------   -------
Common Equity                                         14,212    13,505    12,573
                                                     -------   -------   -------
                        Total Liabilities & Equity   $58,940   $39,384   $33,084
                                                     =======   =======   =======

Common Shares Outstanding (000's)                      5,293     5,293     5,293
                              Cash Value per share   $  0.04   $  0.03   $  0.01
                              Book Value per share   $  2.69   $  2.55   $  2.38
                     Tangible Book Value per share   $  2.69   $  2.55   $  2.38

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------

A/R Turnover                                               8.91x   9.75x   9.77x
Inventory Turnover                                         2.68x   3.23x   2.86x
Asset Turnover                                             1.79x   2.05x   1.86x
Days Sales Outstandi ng                                    41.0    37.5    37.4
Days Inventory Outstanding                                136.4   113.1   127.4
Days Payable Outstanding                                   49.0    40.0    55.6
Return on Avg Assets                                        1.9%    2.6%     na
Return on Avg Common Equity                                 6.7%    7.1%     na

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                          1.29      1.43      1.51
Quick Ratio                                            0.31      0.44      0.41
Total Debt                                          $23,913   $16,251   $ 8,987
Net Debt                                            $23,715   $16,090   $ 8,953
Total Capitalization                                $38,125   $29,756   $21,560
Total Debt/Total Capitalization                        62.7%     54.6%     41.7%
Net Debt/Total Capitalization                          62.2%     54.1%     41.5%
Total Debt/EBITDA                                      6.04x     4.67x     3.40x
EBITDA/Interest Expense                                2.56x     2.67x     3.17x
EBITDA-CAPEX/Interest Expense                          1.60x     0.91x     2.38x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                            25-Sep-01
Exchange                                                               NasdaqSC
Stock Price                                                           $    1.60
52 Week High                                                          $    4.09
52 Week Low                                                           $    0.15
Avg. Daily Volume (000's)                                                     3
Beta                                                                       1.19
Shares Outstanding (000's)                                                5,280
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             1,500

Market Cap                                                            $ 8,448.0
Enterprise Value (EV)                                                 $32,163.0

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                    10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------

                                                                  Multiple of
                                                             -------------------
                                                             Market Cap     EV
                                                             ----------   ------
Latest Twelve Months
   Revenue                                                     0.10x       0.37x
   EBIT                                                        2.68x      10.19x
   EBITDA                                                      2.13x       8.12x
   Normalized Net Income                                       9.04x      34.44x
   Basic Normalized EPS                                        8.89x

Projected
   Dec-01 Mean Revenue                                           na          na
   Dec-01 Mean Revenue                                           na          na
   Dec-01 Mean EPS                                               na          na
   Dec-02 Mean EPS                                               na          na

Most Recent Filing
   Assets                                                      0.14x       0.55x
   Common Equity                                               0.59x       2.26x
   Tangible Common Equity                                      0.59x       2.26x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                            # Ests   Revenue    EPS
------------                                           ------   -------   -----
December-01                                              --      $  --    $  --
December-02                                              --      $  --    $  --
LT Growth                                                --       0.00%    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------

                                          Nine Months Ended   Fiscal Years Ended
                                                May-01               Aug-00
                                          -----------------   ------------------
Revenue                                          26.4%               20.5%
EBIT                                             18.1%               33.1%
EBITDA                                           19.1%               31.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

-------------------------------------------------------------------------------------------------------------------------
                          iPrint Technologies Overview
-----------------------------------------------------------------------------------------------------------------------
            Name iPrint Technologies        Address 255 Constitution        Officers Royal Farros      Attorneys
            Symbol IPRT               City, State Zip Menlo Park, CA 94025           Robyn Cerutti     Auditors Arthur Andersen
Latest Fiscal YE 31-Dec-00                  Telephone 650-298-8500                   Gregory Korjeff   Transfer Agent American Stock
Latest Rprt Per  30-Jun-01                      Fax 650-364-7742                     Nickoletta Swank  Transfer & Trust

iPrint Technologes allows customers to design, proof, and order some 3,500 customized print products -- including cards, stationery, label, mugs, and
T-shirts -- through its retail Website. The company, which outsources the printing work, also offers specialized printing and photocopying services;
operates co-branded printing Web sites with 3M, OfficeMax, and other firms; and
develops sites for third parties.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                Income and Cashflow Statement Data
-------------------------------------------------------------------------------------------------
($ in thousands, except per share)
                                                     LTM       Six Months Ended     Fiscal Years Ended
                                                              ------------------   -------------------
                                                    Jun-01     Jun-01    Jun-00     Dec-00     Dec-99
                                                   --------   ------------------   --------   --------
Revenue                                            $ 15,137   $ 5,649   $  7,581   $ 17,069   $  3,256
COGS                                                 10,087     3,597      5,531     12,021      2,265
                               Gross Profit           5,050     2,052      2,050      5,048        991
Selling, General & Administrative                    23,830     8,815     19,749     34,764     10,534
Research & Development                                6,139     2,964      3,477      6,652      3,544
Other Operating                                         677       (23)     1,149      1,849        668
                                                   --------   -------   --------   --------   --------
                           Operating Income         (25,596)   (9,704)   (22,325)   (38,217)   (13,755)
Interest Expense, net                                    --        --         --         --         --
Other, net                                            2,120       798        920      2,242        323
                                                   --------   -------   --------   --------   --------
                             Pre-tax Income         (23,476)   (8,906)   (21,405)   (35,975)   (13,432)
Taxes                                                    --        --         --         --         --
                                                   --------   -------   --------   --------   --------
                           After-tax Income         (23,476)   (8,906)   (21,405)   (35,975)   (13,432)
Minority Interest                                        --        --         --         --         --
Equity in Affiliates                                     --        --         --         --         --
                      Normalized Net Income         (23,476)   (8,906)   (21,405)   (35,975)   (13,432)
                                                   --------   -------   --------   --------   --------
Preferred Dividends                                      --        --         --         --         --
   Normalized Net Income to Common                 $(23,476)  $(8,906)  $(21,405)  $(35,975)  $(13,432)
                                                   ========   =======   ========   ========   ========

                                       EBIT        $(23,476)  $(8,906)  $(21,405)  $(35,975)  $(13,432)
                Depreciation & Amortization        $  4,028   $ 1,017   $    947   $  3,958   $    362
                                     EBITDA        $(19,448)  $(7,889)  $(20,458)  $(32,017)  $(13,070)
                                      CAPEX        $    576   $   341   $  3,487   $  3,722   $  1,851
                             EBITDA - CAPEX        $(20,024)  $(8,230)  $(23,945)  $(35,739)  $(14,921)
                   GAAP Operating Cash Flow        $(20,893)  $(8,869)  $(19,976)  $(32,000)  $(10,845)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
   Unusual Items                                   $     --   $    --   $     --   $     --   $     --
   Accounting Changes                              $     --   $    --   $     --   $     --   $     --
   Discontinued Operations                         $     --   $    --   $     --   $     --   $     --
   Extraordinary Items                             $     --   $    --   $     --   $     --   $     --
   Total                                           $     --   $    --   $     --   $     --   $     --
Total After-tax Special Items                      $     --   $    --   $     --   $     --   $     --
Tax Provision on Special Items                     $     --   $    --   $     --   $     --   $     --
Reported Taxes                                     $     --   $    --   $     --   $     --   $     --
Reported Net Income                                $(23,476)  $(8,906)  $(21,405)  $(35,975)  $(13,432)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)                 30,130     21,892     25,970      7,265
Basic Normalized EPS                               $  (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
Basic Reported EPS                                 $  (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
Diluted Reported Weighted Avg Shares Out (000's)               30,130     21,892     25,970      7,265
Diluted Normalized EPS                             $  (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
Diluted Reported EPS                               $  (0.71)  $ (0.30)  $  (0.98)  $  (1.39)  $  (1.85)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                     Profitability Ratios (as % of Revenue)
------------------------------------------------------------------------------------------------------
Core Gross Profit                                      33.4%     36.3%      27.0%      29.6%      30.4%
S,G & A                                               157.4%    156.0%     260.5%     203.7%     323.5%
Operating Income                                     -169.1%   -171.8%    -294.5%    -223.9%    -422.5%
Pre-Tax                                              -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
EBIT                                                 -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
EBITDA                                               -128.5%   -139.7%    -269.9%    -187.6%    -401.4%
Normalized Net Income                                -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
Reported Net Income                                  -155.1%   -157.7%    -282.4%    -210.8%    -412.5%
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             Balance Sheet Data
-------------------------------------------------------------------------------
($ in thousands, except per share)                                  As of
                                                    As of     -----------------
                                                  30-Jun-01   Dec-00     Dec-99
                                                  ---------   -----------------
Cash & Equivalents                                 $10,645    $19,283   $15,080
Marketable Securities                                   --         --        --
                                                   -------    -----------------
Total Cash & Mkt Securities                         10,645     19,283    15,080
Accounts Receivable                                  1,227      1,874       255
Inventory                                               --         --        --
Other Current Assets                                 7,955      8,656       892
                                                   -------    -----------------
              Total Current Assets                  19,827     29,813    16,227
PPE, net                                             3,202      4,070     2,136
Intangibles, net                                        --         --        --
Investments                                             --         --        --
Other Assets                                         2,163        205        --
                                                   -------    -----------------
                      Total Assets                 $25,192    $34,088   $18,363
                                                   =======    =================

Accounts Payable                                   $ 2,361    $ 2,509   $   935
Accrued Expenses                                     3,233      2,546     2,121
Short Term Debt                                          6        196        96
Short Term Capital Leases                               --         --        --
Other Current Liabilities                               --         --        --
                                                   -------    -----------------
         Total Current Liabilities                   5,600      5,251     3,152
Other LT Liabilities                                    --         --        --
Long Term Debt                                          10         12       119
Long Term                                               --         --        --
Capital Leases
Minority Interests                                      --         --        --
Pref Stock (Liq Value)                                  --         --    30,793
                                                   -------    -----------------
    Total Liabilities & Pref Stock                   5,610      5,263    34,064
                                                   -------    -----------------
Common Equity                                       19,582     28,825    15,701)
                                                   -------    -----------------
        Total Liabilities & Equity                 $25,192    $34,088   $18,363
                                                   =======    =================

Common Shares Outstanding (000's)                   30,202     30,054     8,336
             Cash Value  per share                 $  0.35    $  0.64   $  1.81
              Book Value per share                 $  0.65    $  0.96   $ (1.88)
     Tangible Book Value per share                 $  0.65    $  0.96   $ (1.88)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          9.76x     16.03x    12.77x
Inventory Turnover                                      na         na        na
Asset Turnover                                        0.51x      0.65x     0.18x
Days Sales Outstanding                                37.4       22.8      28.6
Days Inventory Outstanding                              na         na        na
Days Payable Outstanding                              21.8       11.4      20.1
Return on Avg Assets                                 -79.2%    -137.2%       na
Return on Avg Common Equity                          -97.0%    -548.2%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         3.54       5.68      5.15
Quick Ratio                                           3.54       5.68      5.15
Total Debt                                        $     16   $    208   $31,008
Net Debt                                          $(10,629)  $(19,075)  $15,928
Total Capitalization                              $ 19,598   $ 29,033   $15,307
Total Debt/Total Capitalization                        0.1%       0.7%    202.6%
Net Debt/Total Capitalization                        -54.2%     -65.7%    104.1%
Total Debt/EBITDA                                       na         na        na
EBITDA/Interest Expense                                 na         na        na
EBITDA-CAPEX/Interest Expense                           na         na        na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

As of Date                                                             25-Sep-01
Exchange                                                                NasdaqNM
Stock Price                                                           $    0.20
52 Week High                                                          $    3.50
52 Week Low                                                           $    0.16
Avg. Daily Volume (000's)                                                    24
Beta                                                                         --
Shares Outstanding (000's)                                               30,200
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                            11,000
Market Cap                                                            $ 6,040.0
Enterprise Value (EV)                                                 $(4,589.0)

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                    17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                   Multiple of
                                                                 ---------------
                                                                 Market Cap   EV
                                                                 ---------------
Latest Twelve Months
   Revenue                                                         0.40x      na
   EBIT                                                              na       na
   EBITDA                                                            na       na
   Normalized Net                                                    na       na
   Income
   Basic Normalized EPS                                              na
Projected
   Dec-01 Mean Revenue                                               na       na
   Dec-01 Mean Revenue                                               na       na
   Dec-01 Mean EPS                                                   na       na
   Dec-02 Mean EPS                                                   na       na
Most Recent Filing
   Assets                                                          0.24x      na
   Common Equity                                                   0.31x      na
   Tangible Common Equity                                          0.31x      na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                           # Ests   Revenue     EPS
--------------------------------------------------------------------------------
December-01                                              4      $  --    $(0.57)
December-02                                              1      $  --    $(0.05)
LT Growth                                               --       0.00%     0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                           Six Months Ended   Fiscal Years Ended
                                               Jun-01               Dec-00
                                           ----------------   ------------------
Revenue                                        -25.5%               424.2%
EBIT                                           -58.4%               167.8%
EBITDA                                         -61.4%               145.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------------
                                                Paris Corporation Overview
------------------------------------------------------------------------------------------------------------------------------------
          Name  Paris Corporation          Address    122 Kisel Road        Officers Dominic Toscani Attorneys
        Symbol  PBFI               City, State Zip    Burlington, NJ 08016           Gerard Toscani  Auditors Goldenberg Rosenthal
Latest Fiscal YE  30-Sep-00                 Telephone 609-387-7300                   William Lomano  Transfer Agent Chase Mellon
 Latest Rprt Per  30-Jun-01                       Fax 609-971-6658                                   Shareholder Services

Paris makes papers and other products for laser and inkjet printers, including its growing Burlington line, which has a marketing agreement with Microsoft's Picture It creative software products. Paris sells its products through office products distributors and retailers in North America. It also owns 57% of Signature, which markets office products to supermarkets and drugstores.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                              Income and Cashflow Statement Data
------------------------------------------------------------------------------------------
($ in thousands, except per share)

                                                           Nine Months Ended   Fiscal Years Ended
                                                  LTM      -----------------   ------------------
                                                 Jun-01    Jun-01    Jun-00    Sep-00     Sep-99
                                                 -------   -----------------   -----------------
Revenue                                          $43,232   $32,278   $32,057   $43,011   $35,433
COGS                                              37,743    27,887    28,665    38,521    31,358
                                                 -------   -----------------   -----------------
                      Gross Profit                 5,489     4,391     3,392     4,490     4,075
Selling, General & Administrative                  4,238     3,319     3,318     4,237     3,808
Research & Development                                --        --        --        --        --
Other Operating                                       --        --        --        --        --
                                                 -------   -----------------   -----------------
                  Operating Income                 1,251     1,072        74       253       267
Interest Expense, net                                149       149         7         7        58
Other, net                                           940       602       672     1,010     1,250
                                                 -------   -----------------   -----------------
                    Pre-tax Income                 2,042     1,525       739     1,256     1,459
Taxes                                                710       424       317       603       548
                                                 -------   -----------------   -----------------
                  After-tax Income                 1,332     1,101       422       653       911
Minority Interest                                   (166)     (141)       35        10        50
Equity in Affiliates                                  --        --        --        --        --
                                                 -------   -----------------   -----------------
             Normalized Net Income                 1,166       960       457       663       961
Preferred Dividends                                   --        --        --        --        --
                                                 -------   -----------------   -----------------
   Normalized Net Income to Common               $ 1,166   $   960   $   457   $   663   $   961
                                                 =======   =================   =================

                              EBIT               $ 2,191   $ 1,674   $   746   $ 1,263   $ 1,517
       Depreciation & Amortization               $   656   $   299   $   371   $   728   $   556
                            EBITDA               $ 2,847   $ 1,973   $ 1,117   $ 1,991   $ 2,073
                             CAPEX               $  (368)  $  (320)  $   248   $   200   $   912
                    EBITDA - CAPEX               $ 3,215   $ 2,293   $   869   $ 1,791   $ 1,161
          GAAP Operating Cash Flow               $ 2,354   $ 1,155   $  (840)  $   359   $   628
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Special Item Reconciliation:
Pre-tax Special Items
        Unusual Items                            $    --   $    --   $    --   $    --   $    --
        Accounting Changes                       $    --   $    --   $    --   $    --   $    --
        Discontinued Operations                  $    --   $    --   $    --   $    --   $    --
        Extraordinary Items                      $    --   $    --   $    --   $    --   $    --
        Total                                    $    --   $    --   $    --   $    --   $    --
Total After-tax Special Items                    $    --   $    --   $    --   $    --   $    --
Tax Provision on Special Items                   $    --   $    --   $    --   $    --   $    --
Reported Taxes                                   $   710   $   424   $   317   $   603   $   548
Reported Net Income                              $ 1,166   $   960   $   457   $   663   $   961
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Basic Reported Weighted Avg Shares Out (000's)               3,310     3,264     3,234     3,526
Basic Normalized EPS                             $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
Basic Reported EPS                               $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
Diluted Reported Weighted Avg Shares Out (000's)             3,310     3,264     3,234     3,526
Diluted Normalized EPS                           $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
Diluted Reported EPS                             $  0.36   $  0.29   $  0.14   $  0.21   $  0.27
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                    Profitability Ratios (as % of Revenue)
-------------------------------------------------------------------------------------------------
Core Gross Profit                                   12.7%     13.6%     10.6%     10.4%      11.5%
S,G & A                                              9.8%     10.3%     10.4%      9.9%      10.7%
Operating Income                                     2.9%      3.3%      0.2%      0.6%       0.8%
Pre-Tax                                              4.7%      4.7%      2.3%      2.9%       4.1%
EBIT                                                 5.1%      5.2%      2.3%      2.9%       4.3%
EBITDA                                               6.6%      6.1%      3.5%      4.6%       5.9%
Normalized Net Income                                2.7%      3.0%      1.4%      1.5%       2.7%
Reported Net Income                                  2.7%      3.0%      1.4%      1.5%       2.7%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                                  As of
                                                     As of     -----------------
                                                   30-Jun-01   Sep-00    Sep-99
                                                   ---------   -----------------
Cash & Equivalents                                  $ 4,475    $ 2,828   $ 3,880
Marketable Securities                                 4,062      3,686     3,567
                                                    -------    -----------------
Total Cash & Mkt Securities                           8,537      6,514     7,447
Accounts Receivable                                   5,401      5,422     5,959
Inventory                                             3,842      3,862     4,167
Other Current Assets                                    970      1,096       645
                                                    -------    -----------------
                  Total Current Assets               18,750     16,894    18,218
PPE, net                                              1,598      1,590     1,942
Intangibles, net                                         --         --        --
Investments                                              --        251       500
Other Assets                                            573        542       760
                                                    -------    -----------------
                          Total Assets              $20,921    $19,277   $21,420
                                                    =======    =================

Accounts Payable                                    $ 3,564    $ 4,147   $ 5,197
Accrued Expenses                                        289        297       700
Short Term Debt                                       1,139         --        --
Short Term Capital Leases                                --         --        --
Other Current Liabilities                               366        330       623
                                                    -------    -----------------
             Total Current Liabilities                5,358      4,774     6,520
Other LT Liabilities                                     --         --       219
Long Term Debt                                           --         --        --
Long Term Capital Leases                                 --         --        --
Minority Interests                                      225         84        94
Pref Stock (Liq Value)                                   --         --        --
                                                    -------    -----------------
        Total Liabilities & Pref Stock                5,583      4,858     6,833
                                                    -------    -----------------
Common Equity                                        15,338     14,419    14,587
                                                    -------    -----------------
            Total Liabilities & Equity              $20,921    $19,277   $21,420
                                                    =======    =================

Common Shares Outstanding (000's)                     3,271      3,938     3,938
                  Cash Value per share              $  2.61    $  1.65   $  1.89
                  Book Value per share              $  4.69    $  3.66   $  3.70
         Tangible Book Value per share              $  4.69    $  3.66   $  3.70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                           7.99x      7.56x     5.95x
Inventory Turnover                                     9.80x      9.60x     7.53x
Asset Turnover                                         2.15x      2.11x     1.65x
Days Sales Outstanding                                 45.7       48.3      61.4
Days Inventory Outstanding                             37.3       38.0      48.5
Days Payable Outstanding                               33.5       39.9      53.9
Return on Avg Assets                                    5.8%       3.3%       na
Return on Avg Common Equity                             7.8%       4.6%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         3.50       3.54      2.79
Quick Ratio                                           2.78       2.73      2.16
Total Debt                                         $ 1,364    $    84   $    94
Net Debt                                           $(7,173)   $(6,430)  $(7,353)
Total Capitalization                               $16,702    $14,503   $14,681
Total Debt/Total Capitalization                        8.2%       0.6%      0.6%
Net Debt/Total Capitalization                        -42.9%     -44.3%    -50.1%
Total Debt/EBITDA                                     0.48x      0.04x     0.05x
EBITDA/Interest Expense                              19.11x    284.43x    35.74x
EBITDA-CAPEX/Interest Expense                        21.58x    255.86x    20.02x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                            25-Sep-01
Exchange                                                               NasdaqSC
                                                                      ---------
Stock Price                                                            $   2.50
52 Week High                                                           $   3.70
52 Week Low                                                            $   1.75
Avg. Daily Volume (000's)                                                     3
Beta                                                                         --
Shares Outstanding (000's)                                                3,270
Total Outstanding Warrants & Options (000's)                                 --
Float (000's)                                                             1,000

Market Cap                                                             $8,175.0
Enterprise Value (EV)                                                  $1,002.0

Institutional
   % Owned                                                                 1.00%
   Number of Institutions                                                     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Valuation Ratios
--------------------------------------------------------------------------------
                                                                 Multiple of
                                                              ------------------
                                                              Market Cap    EV
                                                              ------------------
Latest Twelve Months
   Revenue                                                       0.19x     0.02x
   EBIT                                                          3.73x     0.46x
   EBITDA                                                        2.87x     0.35x
   Normalized Net Income                                         7.01x     0.86x
   Basic Normalized EPS                                          6.94x
Projected
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean EPS                                                 na        na
   Dec-02 Mean EPS                                                 na        na
Most Recent Filing
   Assets                                                        0.39x     0.05x
   Common Equity                                                 0.53x     0.07x
   Tangible Common Equity                                        0.53x     0.07x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                            # Ests   Revenue     EPS
--------------------------------------------------------------------------------
December-01                                              --      $  --    $  --
December-02                                              --      $  --    $  --
LT Growth                                                --       0.00%    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                          Nine Months Ended   Fiscal Years Ended
                                               Jun-01               Sep-00
                                          -----------------   ------------------
Revenue                                           0.7%               21.4%
EBIT                                            124.4%              -16.7%
EBITDA                                           76.6%               -4.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes

------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

------------------------------------------------------------------------------------------------------------------------------
                                                BCT International Overview
------------------------------------------------------------------------------------------------------------------------------
     Name BCT International         Address 3000 N.E. 30th Pl         Officers William Wilkerson           Attorneys
       Symbol BCTI            City, State Zip Fort Lauderdale, FL 33306        Michael Hull                   Auditors
Latest Fiscal YE 28-Feb-01          Telephone 954-563-1224                     Henry Johnson           PriceWaterhouseCoopers
  Latest Rprt Per 31-May-01         Fax 954-565-0742                                         Transfer Agent Registrar
                                                                                                            & Transfer Co

BCT International is a wholesale printing chain with 84 franchises in the US, Canada, and Argentina. The franchises specialize in thermography and make items such as business cards, letterheads, and labels, which are sold to retail printers, mailing centers, and superstores. BCT's Pelican Paper Products division supplies paper and printing equipment to the franchisees. The company also operates Orderprinting.com.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                             Income and Cashflow Statement Data
--------------------------------------------------------------------------------------
($ in thousands, except per share)

                                                Three Months Ended   Fiscal Years Ended
                                        LTM     ------------------   ------------------
                                       May-01    May-01   May-00      Feb-01    Feb-00
                                      -------    ---------------     -----------------
Revenue                               $18,982    $4,636   $5,083     $19,429   $19,649
COGS                                   11,357     2,831    3,079      11,605    11,574
                                      -------    ---------------     -----------------
                       Gross Profit     7,625     1,805    2,004       7,824     8,075
Selling, General & Administrative       6,995     1,806    1,266       6,455     6,619
Research & Development                     --        --       --          --        --
Other Operating                           242        57       47         232       189
                                      -------    ---------------     -----------------
                   Operating Income       388       (58)     691       1,137     1,267
Interest Expense, net                     (46)     (168)    (122)         --        --
Other, net                                 --        --       --          --        --
                                      -------    ---------------     -----------------
                     Pre-tax Income       434       110      813       1,137     1,267
Taxes                                     199        43      317         473       253
                                      -------    ---------------     -----------------
                   After-tax Income       235        67      496         664     1,014
Minority Interest                          --        --       --          --        --
Equity in Affiliates                       --        --       --          --        --
                                      -------    ---------------     -----------------
              Normalized Net Income       235        67      496         664     1,014
Preferred Dividends                        --        --       --          --        --
                                      -------    ---------------     -----------------
    Normalized Net Income to Common   $   235    $   67   $  496     $   664   $ 1,014
                                      =======    ===============     =================

                               EBIT   $   388    $  (58)  $  691     $ 1,137   $ 1,267
        Depreciation & Amortization   $   242    $   57   $   47     $   232   $   189
                             EBITDA   $   630    $   (1)  $  738     $ 1,369   $ 1,456
                              CAPEX   $   113    $    7   $   44     $   150   $   262
                     EBITDA - CAPEX   $   517    $   (8)  $  694     $ 1,219   $ 1,194
           GAAP Operating Cash Flow   $ 1,076    $  315   $ (445)    $   316   $ 1,437
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Special Item Reconciliation:

Pre-tax Special Items
   Unusual Items                      $    --    $   --   $   --     $    --   $    --
   Accounting Changes                 $    --    $   --   $   --     $    --   $    --
   Discontinued Operations            $   (31)   $   --   $   --     $   (31)  $  (357)
   Extraordinary Items                $    --    $   --   $   --     $    --   $   941
   Total                              $   (31)   $   --   $   --     $   (31)  $   584
Total After-tax Special Items         $    --    $   --   $   --     $    --   $    --
Tax Provision on Special Items        $   (31)   $   --   $   --     $   (31)  $   584
Reported Taxes                        $   168    $   43   $  317     $   442   $   837
Reported Net Income                   $   235    $   67   $  496     $   664   $ 1,014
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Basic Reported Weighted Avg
Shares Out (000's)                                   --       --       5,214     5,257
Basic Normalized EPS                       na        na       na     $  0.13   $  0.19
Basic Reported EPS                         na        na       na     $  0.13   $  0.19
Diluted Reported Weighted Avg
Shares Out (000's)                                   --       --       5,235     5,388
Diluted Normalized EPS                     na        na       na     $  0.13   $  0.19
Diluted Reported EPS                       na        na       na     $  0.13   $  0.19
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                     Profitability Ratios (as % of Revenue)
--------------------------------------------------------------------------------------
Core Gross Profit                        40.2%     38.9%    39.4%       40.3%    41.1%
S,G & A                                  36.9%     39.0%    24.9%       33.2%    33.7%
Operating Income                          2.0%     -1.3%    13.6%        5.9%     6.4%
Pre-Tax                                   2.3%      2.4%    16.0%        5.9%     6.4%
EBIT                                      2.0%     -1.3%    13.6%        5.9%     6.4%
EBITDA                                    3.3%      0.0%    14.5%        7.0%     7.4%
Normalized Net Income                     1.2%      1.4%     9.8%        3.4%     5.2%
Reported Net Income                       1.2%      1.4%     9.8%        3.4%     5.2%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Balance Sheet Data
--------------------------------------------------------------------------------
($ in thousands, except per share)                                  As of
                                                    As of     -----------------
                                                  31-May-01    Feb-01    Feb-00
                                                  ---------   -------   -------
Cash & Equivalents                                 $ 2,093    $ 1,799   $ 1,906
Marketable Securities                                   --         --        --
                                                   -------    -----------------
Total Cash & Mkt Securities                          2,093      1,799     1,906
Accounts Receivable                                  2,671      3,568     3,293
Inventory                                            2,559      2,352     2,359
Other Current Assets                                   581        455       890
                                                   -------    -----------------
               Total Current Assets                  7,904      8,174     8,448
PPE, net                                               429        473       529
Intangibles, net                                       226        232       258
Investments                                             --         --        --
Other Assets                                         7,279      7,311     8,086
                                                   -------    -----------------
                       Total Assets                $15,838    $16,190   $17,321
                                                   =======    =================

Accounts Payable                                   $   292    $    59   $ 1,111
Accrued Expenses                                       389        403     1,349
Short Term Debt                                         86         86       104
Short Term Capital Leases                               --         --        --
Other Current Liabilities                              167        167       218
                                                   -------    -----------------
          Total Current Liabilities                    934      1,253     2,782
Other LT Liabilities                                   359        417       453
Long Term Debt                                         214        236       330
Long Term Capital Leases                                --         --        --
Minority Interests                                      --         --        --
Pref Stock (Liq Value)                                  --         --        --
                                                   -------    -----------------
     Total Liabilities & Pref Stock                  1,507      1,906     3,565
                                                   -------    -----------------
Common Equity                                       14,331     14,284    13,756
                                                   -------    -----------------
         Total Liabilities & Equity                $15,838    $16,190   $17,321
                                                   =======    =================

Common Shares Outstanding (000's)                    5,828      5,822     5,822
               Cash Value per share                $  0.36    $  0.31   $  0.33
               Book Value per share                $  2.46    $  2.45   $  2.36
      Tangible Book Value per share                $  2.42    $  2.41   $  2.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Effectiveness and Efficiency
--------------------------------------------------------------------------------
A/R Turnover                                          6.08x      5.66x     5.97x
Inventory Turnover                                    4.63x      4.93x     4.91x
Asset Turnover                                        1.19x      1.16x     1.13x
Days Sales Outstanding                                60.0       64.4      61.2
Days Inventory Outstanding                            78.9       74.1      74.4
Days Payable Outstanding                               8.7       17.0      22.1
Return on Avg Assets                                   1.5%       4.0%       na
Return on Avg Common Equity                            1.6%       4.7%       na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Financial Strength
--------------------------------------------------------------------------------
Current Ratio                                         8.46       6.52      3.04
Quick Ratio                                           5.72       4.65      2.19
Total Debt                                         $   300    $   322   $   434
Net Debt                                           $(1,793)   $(1,477)  $(1,472)
Total Capitalization                               $14,631    $14,606   $14,190
Total Debt/Total Capitalization                        2.1%       2.2%      3.1%
Net Debt/Total Capitalization                        -12.3%     -10.1%    -10.4%
Total Debt/EBITDA                                     0.48x      0.24x     0.30x
EBITDA/Interest Expense                                 na         na        na
EBITDA-CAPEX/Interest Expense                           na         na        na
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
As of Date                                                           25-Sep-01
Exchange                                                              OTC BB
                                                                     ---------
Stock Price                                                           $   0.63
52 Week High                                                          $   1.94
52 Week Low                                                           $   0.57
Avg. Daily Volume (000's)                                                    7
Beta                                                                      0.47
Shares Outstanding (000's)                                               5,830
Total Outstanding Warrants & Options (000's)                                --
Float (000's)                                                            2,700

Market Cap                                                            $3,672.9
Enterprise Value (EV)                                                 $1,879.9

Institutional
   % Owned                                                                1.00%
   Number of Institutions                                                    8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Valuation Ratios
--------------------------------------------------------------------------------
                                                                  Multiple of
                                                              ------------------
                                                              Market Cap    EV
                                                              ------------------
Latest Twelve Months
   Revenue                                                       0.19x     0.10x
   EBIT                                                          9.47x     4.85x
   EBITDA                                                        5.83x     2.98x
   Normalized Net Income                                        15.63x     8.00x
   Basic Normalized EPS                                            na
Projected
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean Revenue                                             na        na
   Dec-01 Mean EPS                                                 na        na
   Dec-02 Mean EPS                                                 na        na
Most Recent Filing
   Assets                                                        0.23x     0.12x
   Common Equity                                                 0.26x     0.13x
   Tangible Common Equity                                        0.26x     0.13x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Mean Consensus Estimates
--------------------------------------------------------------------------------
Year Ending                                            # Ests   Revenue     EPS
--------------------------------------------------------------------------------
December-01                                              --      $  --    $  --
December-02                                              --      $  --    $  --
LT Growth                                                --       0.00%    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Period Growth Rates
--------------------------------------------------------------------------------
                                         Three Months Ended   Fiscal Years Ended
                                               May-01                Feb-01
                                         ------------------   ------------------
Revenue                                         -8.8%                -1.1%
EBIT                                          -108.4%               -10.3%
EBITDA                                        -100.1%                -6.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes
FY00 & FY01 discontinued operation are losses from Company owned franchises. FY00 extraordinary item is legal settlement.

--------------------------------------------------------------------------------
Sources: Multex, Yahoo Finance, and Hoovers

Comparable Transaction Analysis - Implied Value - BCT International

($ in thousands)

                                                                                 31-May-01
                                                LTM       LTM     31-May-01     Net Tangible
                                              Revenue    EBIT    Total Assets      Equity
                                              -------   ------   ------------   ------------
BCT International                             $18,982   $  388      $15,838       $ 14,284

--------------------------------------------------------------------------------------------
Comparable Companies Multiples

   High                                           1.4x    13.8x         3.0x          17.7x
   Mean                                           0.7      8.9          2.1            9.5
   Median                                         0.7      8.7          2.4           12.2
   Low                                            0.2      5.3          0.5            0.7

Implied Range of Enterprise Value

   High                                       $25,885   $5,341      $46,949             na
   Mean                                        14,199    3,461       32,732             na
   Median                                      13,987    3,364       38,318             na
   Low                                          3,223    2,060        8,639             na

Implied Range of Market Value (1)

   High                                       $30,178   $9,634      $51,242       $252,408
   Mean                                        18,492    7,754       37,025        136,334
   Median                                      18,280    7,657       42,611        174,769
   Low                                          7,516    6,353       12,932          9,523

Implied Range of Market Value Per Share (2)

   High                                       $  5.16   $ 1.65      $  8.77       $  43.20
   Mean                                          3.16     1.33         6.34          23.33
   Median                                        3.13     1.31         7.29          29.91
   Low                                           1.29     1.09         2.21           1.63

--------------------------------------------------------------------------------------------

----------
(1) Assumes Net Debt of ($4,293) as of May 31, 2001, including $2,500 cash proceeds from factoring of notes.
(2) Assumes 5,843 shares outstanding. [See Company DCF Analysis for calculation.]

Sources of information: SEC Edgar filings, Bloomberg, LP, Commodity Systems, Inc., Hoovers, Inc., and/or Market Guide, Inc.

Comparable Transaction Analysis - BCT International
($ in millions)

                                                                                              TTM                     MRQ
                                                                                        ---------------   --------------------------
Announced    Closing                                                                                                    Net Tangible
  Date         Date           Acquiror            Target/Transaction Description        Revenue  EBITDA   Total Assets     Equity
---------   ---------   -------------------   ---------------------------------------   -------  ------   ------------  ------------
31-May-01   31-May-01   Troy Group, Inc       Extended Systems of Idaho                  10.60      na        3.30          2.70
                        (NASD: TROY)          Printing Solutions Business

27-Jun-00   27-Jun-00   ImageX.com            Howard Press Limited Partnership           29.10    2.50       13.80            na
                        (NASD: IMGX)          Provides Commercial Printing Services

25-Feb-00   25-Feb-00   Workflow Management   ALF Graphics                                8.00      na          na            na
                        (NASD: WORK)          Provides Commercial Printing Services

14-Jul-99   14-Jul-99   Cunningham Graphics
                        Inte                  MVP Graphics                                7.10    0.47        2.62          0.35
                        (NASD: CGII)          Provides Commercial Printing Services

23-Apr-99   1-Jul-99    Disc Graphics         Contemporary Color Graphics                 7.50    0.84        2.70            na
                        (SC: DSGR)            Supplier of Sheet-Fed Printing Services

3-Jun-99    3-Jun-99    Workflow Management   Graphic Management Corp                    30.00      na          na            na
                        (NASD: WORK)          Provides Commercial Printing Services

23-Mar-99   23-Mar-99   Master Graphics Inc   Columbia Graphics                          28.50    2.50       11.10          1.70
                        (NASD: MAGR)          Provides Commercial Printing Services

11-Mar-99   14-Apr-99   Merrill Corp          Daniels Printing                           66.76    6.10       19.33          2.49
                        (NASD: MRLL)          Provides Commercial Printing Services

17-Feb-99   17-Feb-99   Cunningham Graphics
                        Inte                  Boston Towne Press                          4.40    1.13        2.48          1.63
                        (NASD: CGII)          Provides Commercial Printing Services

                                                                                                     Enterprise Value as Multiple of
                                                                                                     -------------------------------
Announced    Closing                                                                    Enterprise
  Date         Date         Acquiror               Target/Transaction Description        Value (1)   Revenue   EBITDA   Total Assets
---------   ---------   ---------------       ---------------------------------------   ----------   -------   ------   ------------
31-May-01   31-May-01   Troy Group, Inc       Extended Systems of Idaho                    1.80        0.2        na        0.5x
                        (NASD: TROY)          Printing Solutions Business

27-Jun-00   27-Jun-00   ImageX.com            Howard Press Limited Partnership            19.30        0.7       7.7        1.4
                        (NASD: IMGX)          Provides Commercial Printing Services

25-Feb-00   25-Feb-00   Workflow Management   ALF Graphics                                 4.50        0.6        na         na
                        (NASD: WORK)          Provides Commercial Printing Services

14-Jul-99   14-Jul-99   Cunningham Graphics
                        Inte                  MVP Graphics                                 6.47        0.9      13.8        2.5
                        (NASD: CGII)          Provides Commercial Printing Services

23-Apr-99   1-Jul-99    Disc Graphics         Contemporary Color Graphics                  7.50        1.0       8.9        2.8
                        (SC: DSGR)            Supplier of Sheet-Fed Printing Services

3-Jun-99    3-Jun-99    Workflow Management   Graphic Management Corp                     14.00        0.5        na         na
                        (NASD: WORK)          Provides Commercial Printing Services

23-Mar-99   23-Mar-99   Master Graphics Inc   Columbia Graphics                           21.00        0.7       8.4        1.9
                        (NASD: MAGR)          Provides Commercial Printing Services

11-Mar-99   14-Apr-99   Merrill Corp          Daniels Printing                            57.30        0.9       9.4        3.0
                        (NASD: MRLL)          Provides Commercial Printing Services

17-Feb-99   17-Feb-99   Cunningham Graphics
                        Inte                  Boston Towne Press                           6.00        1.4       5.3        2.4
                        (NASD: CGII)          Provides Commercial Printing Services

                                                                                                     Price Paid as
                                                                                                      Multiple of
Announced    Closing                                                                      Total       Net Tangible
  Date         Date           Acquiror            Target/Transaction Description        Price Paid       Equity
---------   ---------   -------------------   ---------------------------------------   ----------   -------------
31-May-01   31-May-01   Troy Group, Inc       Extended Systems of Idaho                     1.80          0.7x
                        (NASD: TROY)          Printing Solutions Business

27-Jun-00   27-Jun-00   ImageX.com            Howard Press Limited Partnership             19.30           na
                        (NASD: IMGX)          Provides Commercial Printing Services

25-Feb-00   25-Feb-00   Workflow Management   ALF Graphics                                  4.50           na
                        (NASD: WORK)          Provides Commercial Printing Services

14-Jul-99   14-Jul-99   Cunningham Graphics
                        Inte                  MVP Graphics                                  4.80         13.7
                        (NASD: CGII)          Provides Commercial Printing Services

23-Apr-99   1-Jul-99    Disc Graphics         Contemporary Color Graphics                   6.10           na
                        (SC: DSGR)            Supplier of Sheet-Fed Printing Services

3-Jun-99    3-Jun-99    Workflow Management   Graphic Management Corp                      14.00           na
                        (NASD: WORK)          Provides Commercial Printing Services

23-Mar-99   23-Mar-99   Master Graphics Inc   Columbia Graphics                            20.80         12.2
                        (NASD: MAGR)          Provides Commercial Printing Services

11-Mar-99   14-Apr-99   Merrill Corp          Daniels Printing                             44.00         17.7
                        (NASD: MRLL)          Provides Commercial Printing Services

17-Feb-99   17-Feb-99   Cunningham Graphics
                        Inte                  Boston Towne Press                            5.60          3.4
                        (NASD: CGII)          Provides Commercial Printing Services

                                            ------------------------------------
                                            High     1.4x   13.8x   3.0x   17.7x
                                            Mean     0.7     8.9    2.1     9.5
                                            Median   0.7     8.7    2.4    12.2
                                            Low      0.2     5.3    0.5     0.7
                                            ------------------------------------

----------
(1) Enterprise Value = Price Paid for Equity plus Interest Bearing Debt less cash.

Sources of information: Bloomberg, SEC Edgar Filings, World M&A Network, Done Deals, BizComps, Market Guide, Inc., Mergerstat, Thomson Financial & Company Press Releases

BCT International, Inc.
Actual and Projected Growth

                                           System Sales Growth                     Compound Growth          Paper Sales
                          -----------------------------------------------------  ------------------  --------------------------
                                    Actual                     Projected         Actual   Projected            Actual
                          --------------------------  -------------------------  ------------------  --------------------------
Plant      Location       FY 2000  FY 2001  5 m FY02  FY 2002  FY 2003  FY 2004  '99-'0'    99-'04   FY 2000  FY 2001  5 m FY02
-----  -----------------  --------------------------  -------------------------  ------------------  --------------------------
   1   Fort Lauderdale          *        *         *        *        *        *        *          *        *        *         *
   2   Port St. Lucie           *        *         *        *        *        *        *          *        *        *         *
   7   Miami                    *        *         *        *        *        *        *          *        *        *         *
   8   Orlando                  *        *         *        *        *        *        *          *        *        *         *
   9   Tampa                    *        *         *        *        *        *        *          *        *        *         *
  10   Jacksonville             *        *         *        *        *        *        *          *        *        *         *
  12   Mobile                   *        *         *        *        *        *        *          *        *        *         *
  13   Jackson                  *        *         *        *        *        *        *          *        *        *         *
  14   Metairie                 *        *         *        *        *        *        *          *        *        *         *
1010   Argentina                *        *         *        *        *        *        *          *        *        *         *
2010   Holbrook                 *        *         *        *        *        *        *          *        *        *         *
2011   Egg Harbor               *        *         *        *        *        *        *          *        *        *         *
2012   Garden City Park         *        *         *        *        *        *        *          *        *        *         *
2019   College Park             *        *         *        *        *        *        *          *        *        *         *
2021   Norristown               *        *         *        *        *        *        *          *        *        *         *
2026   Beltsville               *        *         *        *        *        *        *          *        *        *         *
2029   Norfolk                  *        *         *        *        *        *        *          *        *        *         *
2030   Memphis                  *        *         *        *        *        *        *          *        *        *         *
2033   Greensboro               *        *         *        *        *        *        *          *        *        *         *
2034   Nashville                *        *         *        *        *        *        *          *        *        *         *
2035   Charlotte                *        *         *        *        *        *        *          *        *        *         *
2036   Syracuse                 *        *         *        *        *        *        *          *        *        *         *
2037   Richmond                 *        *         *        *        *        *        *          *        *        *         *
2038   Pittsburgh               *        *         *        *        *        *        *          *        *        *         *
2039   Valley Cottage           *        *         *        *        *        *        *          *        *        *         *
2040   Raleigh                  *        *         *        *        *        *        *          *        *        *         *
2042   Columbia                 *        *         *        *        *        *        *          *        *        *         *
2043   Waterbury                *        *         *        *        *        *        *          *        *        *         *
2044   Philadelphia             *        *         *        *        *        *        *          *        *        *         *
2046   Upper Saddle Riv.        *        *         *        *        *        *        *          *        *        *         *
2048   Rhode Island             *        *         *        *        *        *        *          *        *        *         *
2049   Louisville               *        *         *        *        *        *        *          *        *        *         *
2050   Central NJ               *        *         *        *        *        *        *          *        *        *         *
2051   Merrimack                *        *         *        *        *        *        *          *        *        *         *
2052   Norcross                 *        *         *        *        *        *        *          *        *        *         *
2053   Marietta                 *        *         *        *        *        *        *          *        *        *         *
2054   New York                 *        *         *        *        *        *        *          *        *        *         *
3009   Tucson                   *        *         *        *        *        *        *          *        *        *         *
3013   Costa Mesa               *        *         *        *        *        *        *          *        *        *         *
3014   Laguna Hills             *        *         *        *        *        *        *          *        *        *         *
3017   Phoenix East             *        *         *        *        *        *        *          *        *        *         *
3019   Seattle                  *        *         *        *        *        *        *          *        *        *         *
3022   Colorado                 *        *         *        *        *        *        *          *        *        *         *
3023   Rohnert Park             *        *         *        *        *        *        *          *        *        *         *
3024   Las Vegas                *        *         *        *        *        *        *          *        *        *         *
3027   Albuquerque              *        *         *        *        *        *        *          *        *        *         *
3028   Anaheim                  *        *         *        *        *        *        *          *        *        *         *
3030   San Diego                *        *         *        *        *        *        *          *        *        *         *
3031   Phoenix West             *        *         *        *        *        *        *          *        *        *         *
3033   Salt Lake City           *        *         *        *        *        *        *          *        *        *         *
3037   Portland                 *        *         *        *        *        *        *          *        *        *         *
3038   Upland                   *        *         *        *        *        *        *          *        *        *         *
3039   San Francisco            *        *         *        *        *        *        *          *        *        *         *
3040   San Marcos               *        *         *        *        *        *        *          *        *        *         *
3045   Hawaii                   *        *         *        *        *        *        *          *        *        *         *
3048   Spokane                  *        *         *        *        *        *        *          *        *        *         *
3049   Concord                  *        *         *        *        *        *        *          *        *        *         *
3051   Gardena                  *        *         *        *        *        *        *          *        *        *         *
4000   Addison                  *        *         *        *        *        *        *          *        *        *         *
4001   Columbus                 *        *         *        *        *        *        *          *        *        *         *
4014   Indiana                  *        *         *        *        *        *        *          *        *        *         *
4017   Erlanger                 *        *         *        *        *        *        *          *        *        *         *

                                                       Compound Growth
                          -------------------------  ------------------
                                  Projected           Actual  Projected  Paper Sales as % System Sales   Hank
                          -------------------------  -------  ---------  -----------------------------
Plant      Location       FY 2002  FY 2003  FY 2004  '00-'0'   '00-'04    FY 2000  FY 2001   5 m FY02   Rating  Notes
-----  -----------------  -------------------------  ------------------  -----------------------------  ------  -----
   1   Fort Lauderdale          *        *        *        *         *          *        *          *        *      *
   2   Port St. Lucie           *        *        *        *         *          *        *          *        *      *
   7   Miami                    *        *        *        *         *          *        *          *        *      *
   8   Orlando                  *        *        *        *         *          *        *          *        *      *
   9   Tampa                    *        *        *        *         *          *        *          *        *      *
  10   Jacksonville             *        *        *        *         *          *        *          *        *      *
  12   Mobile                   *        *        *        *         *          *        *          *        *      *
  13   Jackson                  *        *        *        *         *          *        *          *        *      *
  14   Metairie                 *        *        *        *         *          *        *          *        *      *
1010   Argentina                *        *        *        *         *          *        *          *        *      *
2010   Holbrook                 *        *        *        *         *          *        *          *        *      *
2011   Egg Harbor               *        *        *        *         *          *        *          *        *      *
2012   Garden City Park         *        *        *        *         *          *        *          *        *      *
2019   College Park             *        *        *        *         *          *        *          *        *      *
2021   Norristown               *        *        *        *         *          *        *          *        *      *
2026   Beltsville               *        *        *        *         *          *        *          *        *      *
2029   Norfolk                  *        *        *        *         *          *        *          *        *      *
2030   Memphis                  *        *        *        *         *          *        *          *        *      *
2033   Greensboro               *        *        *        *         *          *        *          *        *      *
2034   Nashville                *        *        *        *         *          *        *          *        *      *
2035   Charlotte                *        *        *        *         *          *        *          *        *      *
2036   Syracuse                 *        *        *        *         *          *        *          *        *      *
2037   Richmond                 *        *        *        *         *          *        *          *        *      *
2038   Pittsburgh               *        *        *        *         *          *        *          *        *      *
2039   Valley Cottage           *        *        *        *         *          *        *          *        *      *
2040   Raleigh                  *        *        *        *         *          *        *          *        *      *
2042   Columbia                 *        *        *        *         *          *        *          *        *      *
2043   Waterbury                *        *        *        *         *          *        *          *        *      *
2044   Philadelphia             *        *        *        *         *          *        *          *        *      *
2046   Upper Saddle Riv.        *        *        *        *         *          *        *          *        *      *
2048   Rhode Island             *        *        *        *         *          *        *          *        *      *
2049   Louisville               *        *        *        *         *          *        *          *        *      *
2050   Central NJ               *        *        *        *         *          *        *          *        *      *
2051   Merrimack                *        *        *        *         *          *        *          *        *      *
2052   Norcross                 *        *        *        *         *          *        *          *        *      *
2053   Marietta                 *        *        *        *         *          *        *          *        *      *
2054   New York                 *        *        *        *         *          *        *          *        *      *
3009   Tucson                   *        *        *        *         *          *        *          *        *      *
3013   Costa Mesa               *        *        *        *         *          *        *          *        *      *
3014   Laguna Hills             *        *        *        *         *          *        *          *        *      *
3017   Phoenix East             *        *        *        *         *          *        *          *        *      *
3019   Seattle                  *        *        *        *         *          *        *          *        *      *
3022   Colorado                 *        *        *        *         *          *        *          *        *      *
3023   Rohnert Park             *        *        *        *         *          *        *          *        *      *
3024   Las Vegas                *        *        *        *         *          *        *          *        *      *
3027   Albuquerque              *        *        *        *         *          *        *          *        *      *
3028   Anaheim                  *        *        *        *         *          *        *          *        *      *
3030   San Diego                *        *        *        *         *          *        *          *        *      *
3031   Phoenix West             *        *        *        *         *          *        *          *        *      *
3033   Salt Lake City           *        *        *        *         *          *        *          *        *      *
3037   Portland                 *        *        *        *         *          *        *          *        *      *
3038   Upland                   *        *        *        *         *          *        *          *        *      *
3039   San Francisco            *        *        *        *         *          *        *          *        *      *
3040   San Marcos               *        *        *        *         *          *        *          *        *      *
3045   Hawaii                   *        *        *        *         *          *        *          *        *      *
3048   Spokane                  *        *        *        *         *          *        *          *        *      *
3049   Concord                  *        *        *        *         *          *        *          *        *      *
3051   Gardena                  *        *        *        *         *          *        *          *        *      *
4000   Addison                  *        *        *        *         *          *        *          *        *      *
4001   Columbus                 *        *        *        *         *          *        *          *        *      *
4014   Indiana                  *        *        *        *         *          *        *          *        *      *
4017   Erlanger                 *        *        *        *         *          *        *          *        *      *

                            Payment    Adjusted Notes

Plant    Location         Probability    Receivables
-----  -----------------  -----------  -------------
   1   Fort Lauderdale              *              *
   2   Port St. Lucie               *              *
   7   Miami                        *              *
   8   Orlando                      *              *
   9   Tampa                        *              *
  10   Jacksonville                 *              *
  12   Mobile                       *              *
  13   Jackson                      *              *
  14   Metairie                     *              *
1010   Argentina                    *              *
2010   Holbrook                     *              *
2011   Egg Harbor                   *              *
2012   Garden City Park             *              *
2019   College Park                 *              *
2021   Norristown                   *              *
2026   Beltsville                   *              *
2029   Norfolk                      *              *
2030   Memphis                      *              *
2033   Greensboro                   *              *
2034   Nashville                    *              *
2035   Charlotte                    *              *
2036   Syracuse                     *              *
2037   Richmond                     *              *
2038   Pittsburgh                   *              *
2039   Valley Cottage               *              *
2040   Raleigh                      *              *
2042   Columbia                     *              *
2043   Waterbury                    *              *
2044   Philadelphia                 *              *
2046   Upper Saddle Riv.            *              *
2048   Rhode Island                 *              *
2049   Louisville                   *              *
2050   Central NJ                   *              *
2051   Merrimack                    *              *
2052   Norcross                     *              *
2053   Marietta                     *              *
2054   New York                     *              *
3009   Tucson                       *              *
3013   Costa Mesa                   *              *
3014   Laguna Hills                 *              *
3017   Phoenix East                 *              *
3019   Seattle                      *              *
3022   Colorado                     *              *
3023   Rohnert Park                 *              *
3024   Las Vegas                    *              *
3027   Albuquerque                  *              *
3028   Anaheim                      *              *
3030   San Diego                    *              *
3031   Phoenix West                 *              *
3033   Salt Lake City               *              *
3037   Portland                     *              *
3038   Upland                       *              *
3039   San Francisco                *              *
3040   San Marcos                   *              *
3045   Hawaii                       *              *
3048   Spokane                      *              *
3049   Concord                      *              *
3051   Gardena                      *              *
4000   Addison                      *              *
4001   Columbus                     *              *
4014   Indiana                      *              *
4017   Erlanger                     *              *

BCT International, Inc.
Actual and Projected Growth

                                     System Sales Growth           Compound Growth   Paper Sales Growth
                          ---------------------------------------  ----------------  ------------------  -------------------
                                    Actual           Projected     Actual Projected        Actual              Projected
                          ---------------------------------------  ----------------  ------------------  -------------------
                          FY     FY     5 m    FY02   FY     FY                      FY     FY     5 m    FY     FY     FY
Plant   Location          2000   2001   FY02   2002   2003   2004  '99-'01  '99-'04  2000   2001   FY02   2002   2003   2004
-----  -----------------  ---------------------------------------  ----------------  ---------------------------------------
4022   Toledo                *      *      *      *      *      *        *        *    *       *      *      *      *      *
4024   St. Louis             *      *      *      *      *      *        *        *    *       *      *      *      *      *
4026   Rockford              *      *      *      *      *      *        *        *    *       *      *      *      *      *
4027   Waukegan              *      *      *      *      *      *        *        *    *       *      *      *      *      *
4028   Detroit               *      *      *      *      *      *        *        *    *       *      *      *      *      *
4029   Minneapolis           *      *      *      *      *      *        *        *    *       *      *      *      *      *
4031   Des Moines            *      *      *      *      *      *        *        *    *       *      *      *      *      *
4032   Milwaukee             *      *      *      *      *      *        *        *    *       *      *      *      *      *
4033   Brookfield            *      *      *      *      *      *        *        *    *       *      *      *      *      *
4034   Kansas City           *      *      *      *      *      *        *        *    *       *      *      *      *      *
4035   Akron                 *      *      *      *      *      *        *        *    *       *      *      *      *      *
4036   Cleveland             *      *      *      *      *      *        *        *    *       *      *      *      *      *
6007   San Antonio           *      *      *      *      *      *        *        *    *       *      *      *      *      *
6009   Houston               *      *      *      *      *      *        *        *    *       *      *      *      *      *
6011   Oklahoma City         *      *      *      *      *      *        *        *    *       *      *      *      *      *
6012   Dallas                *      *      *      *      *      *        *        *    *       *      *      *      *      *
6014   Austin                *      *      *      *      *      *        *        *    *       *      *      *      *      *
7001   Mississauga           *      *      *      *      *      *        *        *    *       *      *      *      *      *
7002   Toronto               *      *      *      *      *      *        *        *    *       *      *      *      *      *
7004   Kitchener             *      *      *      *      *      *        *        *    *       *      *      *      *      *
7007   Ottawa                *      *      *      *      *      *        *        *    *       *      *      *      *      *
7008   Calgary               *      *      *      *      *      *        *        *    *       *      *      *      *      *
7009   Atlantic Canada       *      *      *      *      *      *        *        *    *       *      *      *      *      *
7010   Vancouver             *      *      *      *      *      *        *        *    *       *      *      *      *      *
7015   Quebec                *      *      *      *      *      *        *        *    *       *      *      *      *      *

       Totals             2.24% -0.46% -5.05% -5.26% -6.76% -0.91%    0.88%   -2.29%  na    1.35% 16.74% -6.67% -6.67% -6.67%

  15   Bradenton             *      *      *      *      *      *        *        *    *       *      *      *      *      *
  18   Port St. Lucie        *      *      *      *      *      *        *        *    *       *      *      *      *      *
1000   Delray Beach          *      *      *      *      *      *        *        *    *       *      *      *      *      *
1002   Milwaukee             *      *      *      *      *      *        *        *    *       *      *      *      *      *
1003   Sun Praire            *      *      *      *      *      *        *        *    *       *      *      *      *      *
1005   Ft. Lauderdal         *      *      *      *      *      *        *        *    *       *      *      *      *      *
1007   WPG                   *      *      *      *      *      *        *        *    *       *      *      *      *      *
1008   Neenah                *      *      *      *      *      *        *        *    *       *      *      *      *      *
1010   BCD Cargo             *      *      *      *      *      *        *        *    *       *      *      *      *      *
1012   Chicago               *      *      *      *      *      *        *        *    *       *      *      *      *      *
1016   Tampa                 *      *      *      *      *      *        *        *    *       *      *      *      *      *
1022                         *      *      *      *      *      *        *        *    *       *      *      *      *      *
1026   Oskosh                *      *      *      *      *      *        *        *    *       *      *      *      *      *
1029   Boynton Beach         *      *      *      *      *      *        *        *    *       *      *      *      *      *
1030                         *      *      *      *      *      *        *        *    *       *      *      *      *      *
1031   Amesbury              *      *      *      *      *      *        *        *    *       *      *      *      *      *
1033   Copymax               *      *      *      *      *      *        *        *    *       *      *      *      *      *
3047   Sacramento            *      *      *      *      *      *        *        *    *       *      *      *      *      *
3051                         *      *      *      *      *      *        *        *    *       *      *      *      *      *
                             *      *      *      *      *      *        *        *    *       *      *      *      *      *
     Totals               2.24% -0.46% -5.01% -5.26%  6.76% -0.91%                    na   -1.37% 17.23% -6.67% -6.67% -6.67%

                          Compound Growth
                          ----------------
                          Actual Projected  Paper Sales as % System Sales
                          ----------------  -----------------------------
                          '00-'01  '00-'04        FY    FY    5 m           Hank              Payment    Adjusted Notes
Plant   Location                                  2000  2001  FY02         Rating   Notes   Probability   Receivables
-----  -----------------  ----------------        ----  ----  ----         ------   ------  -----------  --------------
4022   Toledo                   *        *           *     *     *              *        *           *               *
4024   St. Louis                *        *           *     *     *              *        *           *               *
4026   Rockford                 *        *           *     *     *              *        *           *               *
4027   Waukegan                 *        *           *     *     *              *        *           *               *
4028   Detroit                  *        *           *     *     *              *        *           *               *
4029   Minneapolis              *        *           *     *     *              *        *           *               *
4031   Des Moines               *        *           *     *     *              *        *           *               *
4032   Milwaukee                *        *           *     *     *              *        *           *               *
4033   Brookfield               *        *           *     *     *              *        *           *               *
4034   Kansas City              *        *           *     *     *              *        *           *               *
4035   Akron                    *        *           *     *     *              *        *           *               *
4036   Cleveland                *        *           *     *     *              *        *           *               *
6007   San Antonio              *        *           *     *     *              *        *           *               *
6009   Houston                  *        *           *     *     *              *        *           *               *
6011   Oklahoma City            *        *           *     *     *              *        *           *               *
6012   Dallas                   *        *           *     *     *              *        *           *               *
6014   Austin                   *        *           *     *     *              *        *           *               *
7001   Mississauga              *        *           *     *     *              *        *           *               *
7002   Toronto                  *        *           *     *     *              *        *           *               *
7004   Kitchener                *        *           *     *     *              *        *           *               *
7007   Ottawa                   *        *           *     *     *              *        *           *               *
7008   Calgary                  *        *           *     *     *              *        *           *               *
7009   Atlantic
       Canada                   *        *           *     *     *              *        *           *               *
7010   Vancouver                *        *           *     *     *              *        *           *               *
7015   Quebec                   *        *           *     *     *              *        *           *               *
                                                                                    ------         ---          ------
       Totals                1.35%   -4.73%       12.3% 12.6% 12.2%                 $7,230           0%         $4,566
                                                                                    ======         ===          ======

                                                                                                Writedown       $2,664
  15   Bradenton                *        *
  18   Port St.
        Lucie                   *        *
1000   Delray Beach             *        *
1002   Milwaukee                *        *
1003   Sun Praire               *        *
1005   Ft.
Lauderdale                      *        *
1007   WPG                      *        *
1008   Neenah                   *        *
1010   BCD Cargo                *        *
1012   Chicago                  *        *
1016   Tampa                    *        *
1022                            *        *
1026   Oskosh                   *        *
1029   Boynton Beach            *        *
1030                            *        *
1031   Amesbury                 *        *
1033   Copymax                  *        *
3047   Sacramento               *        *
3051                            *        *

       Totals

                            Both Up
                         Royalty up
                           Paper Up
                          Both Down

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                                       System Sales                     Compound Growth
                          -----------------------------------------------------------------------------
                                  Actual                        Projected                   Actual
                          -------------------------  --------------------------------  ----------------
Plant  Location           FY 1999  FY 2000  FY 2001  FY2002  FY 2003  FY 2004  FY2000  FY2001  5 m FY02
-----  -----------------  -----------------------------------------------------------  ----------------
    1  Fort Lauderdale          *        *        *       *        *        *       *       *         *
    2  Port St. Lucie           *        *        *       *        *        *       *       *         *
    7  Miami                    *        *        *       *        *        *       *       *         *
    8  Orlando                  *        *        *       *        *        *       *       *         *
    9  Tampa                    *        *        *       *        *        *       *       *         *
   10  Jacksonville             *        *        *       *        *        *       *       *         *
   12  Mobile                   *        *        *       *        *        *       *       *         *
   13  Jackson                  *        *        *       *        *        *       *       *         *
   14  Metairie                 *        *        *       *        *        *       *       *         *
 1010  Argentina                *        *        *       *        *        *       *       *         *
 2010  Holbrook                 *        *        *       *        *        *       *       *         *
 2011  Egg Harbor               *        *        *       *        *        *       *       *         *
 2012  Garden City Park         *        *        *       *        *        *       *       *         *
 2019  College Park             *        *        *       *        *        *       *       *         *
 2021  Norristown               *        *        *       *        *        *       *       *         *
 2026  Beltsville               *        *        *       *        *        *       *       *         *
 2029  Norfolk                  *        *        *       *        *        *       *       *         *
 2030  Memphis                  *        *        *       *        *        *       *       *         *
 2033  Greensboro               *        *        *       *        *        *       *       *         *
 2034  Nashville                *        *        *       *        *        *       *       *         *
 2035  Charlotte                *        *        *       *        *        *       *       *         *
 2036  Syracuse                 *        *        *       *        *        *       *       *         *
 2037  Richmond                 *        *        *       *        *        *       *       *         *
 2038  Pittsburgh               *        *        *       *        *        *       *       *         *
 2039  Valley Cottage           *        *        *       *        *        *       *       *         *
 2040  Raleigh                  *        *        *       *        *        *       *       *         *
 2042  Columbia                 *        *        *       *        *        *       *       *         *
 2043  Waterbury                *        *        *       *        *        *       *       *         *
 2044  Philadelphia1a           *        *        *       *        *        *       *       *         *
 2046  Upper Saddle Riv         *        *        *       *        *        *       *       *         *
 2048  Rhode Island             *        *        *       *        *        *       *       *         *
 2049  Louisville               *        *        *       *        *        *       *       *         *
 2050  Central NJ               *        *        *       *        *        *       *       *         *
 2051  Merrimack                *        *        *       *        *        *       *       *         *
 2052  Norcross                 *        *        *       *        *        *       *       *         *
 2053  Marietta                 *        *        *       *        *        *       *       *         *
 2054  New York                 *        *        *       *        *        *       *       *         *
 3009  Tucson                   *        *        *       *        *        *       *       *         *
 3013  Costa Mesa               *        *        *       *        *        *       *       *         *
 3014  Laguna Hills             *        *        *       *        *        *       *       *         *
 3017  Phoenix East             *        *        *       *        *        *       *       *         *
 3019  Seattle                  *        *        *       *        *        *       *       *         *
 3022  Colorado                 *        *        *       *        *        *       *       *         *
 3023  Rohnert Park             *        *        *       *        *        *       *       *         *
 3024  Las Vegas                *        *        *       *        *        *       *       *         *
 3027  Albuquerque              *        *        *       *        *        *       *       *         *
 3028  Anaheim                  *        *        *       *        *        *       *       *         *
 3030  San Diego                *        *        *       *        *        *       *       *         *
 3031  Phoenix West             *        *        *       *        *        *       *       *         *
 3033  Salt Lake City           *        *        *       *        *        *       *       *         *
 3037  Portland                 *        *        *       *        *        *       *       *         *
 3038  Upland                   *        *        *       *        *        *       *       *         *
 3039  San Francisco            *        *        *       *        *        *       *       *         *
 3040  San Marcos               *        *        *       *        *        *       *       *         *
 3045  Hawaii                   *        *        *       *        *        *       *       *         *
 3048  Spokane                  *        *        *       *        *        *       *       *         *
 3049  Concord                  *        *        *       *        *        *       *       *         *
 3051  Gardena                  *        *        *       *        *        *       *       *         *
 4000  Addison                  *        *        *       *        *        *       *       *         *
 4001  Columbus                 *        *        *       *        *        *       *       *         *
 4014  Indiana                  *        *        *       *        *        *       *       *         *
 4017  Erlanger                 *        *        *       *        *        *       *       *         *
 4022  Toledo                   *        *        *       *        *        *       *       *         *
 4024  St. Louis                *        *        *       *        *        *       *       *         *
 4026  Rockford                 *        *        *       *        *        *       *       *         *
 4027  Waukegan                 *        *        *       *        *        *       *       *         *
 4028  Detroit                  *        *        *       *        *        *       *       *         *
 4029  Minneapolis              *        *        *       *        *        *       *       *         *
 4031  Des Moines               *        *        *       *        *        *       *       *         *
 4032  Milwaukee                *        *        *       *        *        *       *       *         *
 4033  Brookfield               *        *        *       *        *        *       *       *         *

                                 Projected         Actual Projected              Projected Net Royalties      Actual Sales
                         ------------------------  ----------------  Effective  -------------------------  -------------------
Plant  Location          FY 2002  FY 2003  FY2004  '99-'01  '99-'04  Royalty %  FY 2002  FY 2003  FY 2004  5 m FY02  5 m FY 01
-----  ----------------  -------  -------  ------  -------  -------  ---------  -------  -------  -------  --------  ---------
    1  Fort Lauderdale         *        *       *        *       *           *        *        *        *         *          *
    2  Port St. Lucie          *        *       *        *       *           *        *        *        *         *          *
    7  Miami                   *        *       *        *       *           *        *        *        *         *          *
    8  Orlando                 *        *       *        *       *           *        *        *        *         *          *
    9  Tampa                   *        *       *        *       *           *        *        *        *         *          *
   10  Jacksonville            *        *       *        *       *           *        *        *        *         *          *
   12  Mobile                  *        *       *        *       *           *        *        *        *         *          *
   13  Jackson                 *        *       *        *       *           *        *        *        *         *          *
   14  Metairie                *        *       *        *       *           *        *        *        *         *          *
 1010  Argentina               *        *       *        *       *           *        *        *        *         *          *
 2010  Holbrook                *        *       *        *       *           *        *        *        *         *          *
 2011  Egg Harbor              *        *       *        *       *           *        *        *        *         *          *
 2012  Garden City Park        *        *       *        *       *           *        *        *        *         *          *
 2019  College Park            *        *       *        *       *           *        *        *        *         *          *
 2021  Norristown              *        *       *        *       *           *        *        *        *         *          *
 2026  Beltsville              *        *       *        *       *           *        *        *        *         *          *
 2029  Norfolk                 *        *       *        *       *           *        *        *        *         *          *
 2030  Memphis                 *        *       *        *       *           *        *        *        *         *          *
 2033  Greensboro              *        *       *        *       *           *        *        *        *         *          *
 2034  Nashville               *        *       *        *       *           *        *        *        *         *          *
 2035  Charlotte               *        *       *        *       *           *        *        *        *         *          *
 2036  Syracuse                *        *       *        *       *           *        *        *        *         *          *
 2037  Richmond                *        *       *        *       *           *        *        *        *         *          *
 2038  Pittsburgh              *        *       *        *       *           *        *        *        *         *          *
 2039  Valley Cottage          *        *       *        *       *           *        *        *        *         *          *
 2040  Raleigh                 *        *       *        *       *           *        *        *        *         *          *
 2042  Columbia                *        *       *        *       *           *        *        *        *         *          *
 2043  Waterbury               *        *       *        *       *           *        *        *        *         *          *
 2044  Philadelphia1a          *        *       *        *       *           *        *        *        *         *          *
 2046  Upper Saddle Riv        *        *       *        *       *           *        *        *        *         *          *
 2048  Rhode Island            *        *       *        *       *           *        *        *        *         *          *
 2049  Louisville              *        *       *        *       *           *        *        *        *         *          *
 2050  Central NJ              *        *       *        *       *           *        *        *        *         *          *
 2051  Merrimack               *        *       *        *       *           *        *        *        *         *          *
 2052  Norcross                *        *       *        *       *           *        *        *        *         *          *
 2053  Marietta                *        *       *        *       *           *        *        *        *         *          *
 2054  New York                *        *       *        *       *           *        *        *        *         *          *
 3009  Tucson                  *        *       *        *       *           *        *        *        *         *          *
 3013  Costa Mesa              *        *       *        *       *           *        *        *        *         *          *
 3014  Laguna Hills            *        *       *        *       *           *        *        *        *         *          *
 3017  Phoenix East            *        *       *        *       *           *        *        *        *         *          *
 3019  Seattle                 *        *       *        *       *           *        *        *        *         *          *
 3022  Colorado                *        *       *        *       *           *        *        *        *         *          *
 3023  Rohnert Park            *        *       *        *       *           *        *        *        *         *          *
 3024  Las Vegas               *        *       *        *       *           *        *        *        *         *          *
 3027  Albuquerque             *        *       *        *       *           *        *        *        *         *          *
 3028  Anaheim                 *        *       *        *       *           *        *        *        *         *          *
 3030  San Diego               *        *       *        *       *           *        *        *        *         *          *
 3031  Phoenix West            *        *       *        *       *           *        *        *        *         *          *
 3033  Salt Lake City          *        *       *        *       *           *        *        *        *         *          *
 3037  Portland                *        *       *        *       *           *        *        *        *         *          *
 3038  Upland                  *        *       *        *       *           *        *        *        *         *          *
 3039  San Francisco           *        *       *        *       *           *        *        *        *         *          *
 3040  San Marcos              *        *       *        *       *           *        *        *        *         *          *
 3045  Hawaii                  *        *       *        *       *           *        *        *        *         *          *
 3048  Spokane                 *        *       *        *       *           *        *        *        *         *          *
 3049  Concord                 *        *       *        *       *           *        *        *        *         *          *
 3051  Gardena                 *        *       *        *       *           *        *        *        *         *          *
 4000  Addison                 *        *       *        *       *           *        *        *        *         *          *
 4001  Columbus                *        *       *        *       *           *        *        *        *         *          *
 4014  Indiana                 *        *       *        *       *           *        *        *        *         *          *
 4017  Erlanger                *        *       *        *       *           *        *        *        *         *          *
 4022  Toledo                  *        *       *        *       *           *        *        *        *         *          *
 4024  St. Louis               *        *       *        *       *           *        *        *        *         *          *
 4026  Rockford                *        *       *        *       *           *        *        *        *         *          *
 4027  Waukegan                *        *       *        *       *           *        *        *        *         *          *
 4028  Detroit                 *        *       *        *       *           *        *        *        *         *          *
 4029  Minneapolis             *        *       *        *       *           *        *        *        *         *          *
 4031  Des Moines              *        *       *        *       *           *        *        *        *         *          *
 4032  Milwaukee               *        *       *        *       *           *        *        *        *         *          *
 4033  Brookfield              *        *       *        *       *           *        *        *        *         *          *

BCT International, Inc.
Actual and Projected System Sales with Projected Royalty Sales

                                                             System Sales
                        -------------------------------------------------------------------------------------
                                          Actual                                     Projected
                        ------------------------------------------   ----------------------------------------
Plant  Location            FY 1999        FY 2000        FY 2001          FY2002      FY 2003       FY 2004
----- ---------------   ------------   ------------   ------------   ------------   -----------   -----------
4034  Kansas City                  *              *              *              *             *             *
4035  Akron                        *              *              *              *             *             *
4036  Cleveland                    *              *              *              *             *             *
6007  San Antonio                  *              *              *              *             *             *
6009  Houston                      *              *              *              *             *             *
6011  Oklahoma City                *              *              *              *             *             *
6012  Dallas                       *              *              *              *             *             *
6014  Austin                       *              *              *              *             *             *
7001  Mississauga                  *              *              *              *             *             *
7002  Toronto                      *              *              *              *             *             *
7004  Kitchener                    *              *              *              *             *             *
7007  Ottawa                       *              *              *              *             *             *
7008  Calgary                      *              *              *              *             *             *
7009  Atlantic Canada              *              *              *              *             *             *
7010  Vancouver                    *              *              *              *             *             *
7015  Quebec                       *              *              *              *             *             *
                        ------------   ------------   ------------   ------------   -----------   -----------
   Totals               $105,328,121   $107,685,767   $107,185,301   $101,551,214   $94,688,309   $93,826,516
                        ============   ============   ============   ============   ===========   ===========
 15   Bradenton                   --             --             --             --            --            --
 18   Port St. Lucie              --             --             --             --            --            --
1000  Delray Beach                --             --             --             --            --            --
1002  Milwaukee                   --             --             --             --            --            --
1003  Sun Praire                  --             --             --             --            --            --
1005  Ft. Lauderdale              --             --             --             --            --            --
1007  WPG                         --             --             --             --            --            --
1008  Neenah                      --             --             --             --            --            --
1010  BCD Cargo                   --             --             --             --            --            --
1012  Chicago                     --             --             --             --            --            --
1016  Tampa                       --             --             --             --            --            --
1022                              --             --             --             --            --            --
1026  Oskosh                      --             --             --             --            --            --
1029  Boynton Beach               --             --             --             --            --            --
1030                              --             --             --             --            --            --
1031  Amesbury                    --             --             --             --            --            --
1033  Copymax                     --             --             --             --            --            --
3047  Sacramento                  --             --             --             --            --            --
3051                              --             --             --             --            --            --
                        ------------   ------------   ------------   ------------   -----------   -----------
   Totals               $105,328,121   $107,685,767   $107,185,301   $101,551,214   $94,688,???   $93,826,51?
                        ============   ============   ============   ============   ===========   ===========
10K Reported            $105,000,000   $107,000,000   $108,000,000
                        ============   ============   ============

High Plant              $  3,595,387   $  3,806,428   $ 83,723,336   $  3,663,390   $ 3,844,675   $ 4,036,909
Average Plant              1,210,668      1,237,767      1,232,015      1,167,255     1,088,371     1,078,466
Median Plant                 972,334      1,045,389      1,125,191      1,007,49?       914,929       875,628
Low Plant                     12,785             --         68,330             --            --            --

Total Top 10 Plants     $ 27,029,595   $ 28,114,873   $ 27,146,357   $ 26,810,424   $27,156,727   $27,691,457
Total Top 20 Plants       45,156,73?     46,974,68?     46,045,66?     44,955,7??    45,064,845    45,611,84?
Total Top 30 Plants       59,478,45?     61,625,33?     60,668,06?     59,597,4??    59,648,8??    60,188,85?

As % of Total Plants
   Sales
Top 10 Plants                   25.7%          26.1%          25.3%          26.4%         28.7%         29.5%
Top 20 Plants                   42.9%          43.6%          43.0%          44.3%         47.6%         48.6%
Top 30 Plants                   56.5%          57.2%          56.6%          58.7%         63.0%         64.1%

As % of Plants
Number of Plants                  87             86             87             83            74            74
Top 10 Plants                   11.5%          11.6%          11.5%          12.0%         13.5%         13.5%
Top 20 Plants                   23.0%          23.3%          23.0%          24.1%         27.0%         27.0%
Top 30 Plants                   34.5%          34.9%          34.5%          36.1%         40.5%         40.5%

                                                    Growth                             Compound Growth
                        ----------------------------------------------------------   -------------------
                                    Actual                       Projected            Actual   Projected
                        ----------------------------   ---------------------------   -------   ---------   Effective
Plant  Location         FY 2000   FY 2001   5 m FY02   FY 2002   FY 2003   FY 2004   '99-'0?    '99-'04    Royalty %
-----  --------------   -------   -------   --------   -------   -------   -------   -------   ---------   ---------
4034  Kansas City             *        *         *          *         *         *         *           *        *
4035  Akron                   *        *         *          *         *         *         *           *        *
4036  Cleveland               *        *         *          *         *         *         *           *        *
6007  San Antonio             *        *         *          *         *         *         *           *        *
6009  Houston                 *        *         *          *         *         *         *           *        *
6011  Oklahoma City           *        *         *          *         *         *         *           *        *
6012  Dallas                  *        *         *          *         *         *         *           *        *
6014  Austin                  *        *         *          *         *         *         *           *        *
7001  Mississauga             *        *         *          *         *         *         *           *        *
7002  Toronto                 *        *         *          *         *         *         *           *        *
7004  Kitchener               *        *         *          *         *         *         *           *        *
7007  Ottawa                  *        *         *          *         *         *         *           *        *
7008  Calgary                 *        *         *          *         *         *         *           *        *
7009  Atlantic Canada         *        *         *          *         *         *         *           *        *
7010  Vancouver               *        *         *          *         *         *         *           *        *
7015  Quebec                  *        *         *          *         *         *         *           *        *

   Totals                  2.24%   -0.46%    -5.05%     -5.26%    -6.76%    -0.91%     0.88%      -2.29%

 15   Bradenton               *        *         *          *         *         *
 18   Port St. Lucie          *        *         *          *         *         *
1000  Delray Beach            *        *         *          *         *         *
1002  Milwaukee               *        *         *          *         *         *
1003  Sun Praire              *        *         *          *         *         *
1005  Ft. Lauderdale          *        *         *          *         *         *
1007  WPG                     *        *         *          *         *         *
1008  Neenah                  *        *         *          *         *         *
1010  BCD Cargo               *        *         *          *         *         *
1012  Chicago                 *        *         *          *         *         *
1016  Tampa                   *        *         *          *         *         *
1022                          *        *         *          *         *         *
1026  Oskosh                  *        *         *          *         *         *
1029  Boynton Beach           *        *         *          *         *         *
1030                          *        *         *          *         *         *
1031  Amesbury                *        *         *          *         *         *
1033  Copymax                 *        *         *          *         *         *
3047  Sacramento              *        *         *          *         *         *
3051                          *        *         *          *         *         *

   Totals                  2.24%   -0.46%    -5.01%     -5.26%    -6.76%    -0.91%

10K Reported

High Plant                 5.87%   -2.18%       na       4.95%     4.95%     5.00%     1.76%       2.34%
Average Plant              2.24%   -0.46%       na      -6.76%    -6.76%    -0.91%     0.88%      -2.29%
Median Plant               7.51%    7.63%       na      -9.19%    -9.19%    -4.30%     7.57%      -2.07%
Low Plant               -100.00%      na        na         na        na        na    131.18%    -100.00%

Total Top 10 Plants        4.02%   -3.44%       na       1.29%     1.29%     1.97%     0.22%       0.49%
Total Top 20 Plants        4.03%   -1.98%       na       0.24%     0.24%     1.21%     0.98%       0.20%
Total Top 30 Plants        3.61%   -1.55%       na       0.09%     0.09%     0.91%     1.00%       0.24%

As % of Total Plants
   Sales
Top 10 Plants
Top 20 Plants
Top 30 Plants

As % of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

                                                          Projected Net Royalties               Actual Sales
                                                  ------------------------------------   -------------------------
Plant  Location                                     FY2002       FY2003      FY2004        5 m FY02      5 m FY01
-----  --------------                             ----------   ----------   ----------   -----------   -----------
4034  Kansas City                                          *            *            *             *             *
4035  Akron                                                *            *            *             *             *
4036  Cleveland                                            *            *            *             *             *
6007  San Antonio                                          *            *            *             *             *
6009  Houston                                              *            *            *             *             *
6011  Oklahoma City                                        *            *            *             *             *
6012  Dallas                                               *            *            *             *             *
6014  Austin                                               *            *            *             *             *
7001  Mississauga                                          *            *            *             *             *
7002  Toronto                                              *            *            *             *             *
7004  Kitchener                                            *            *            *             *             *
7007  Ottawa                                               *            *            *             *             *
7008  Calgary                                              *            *            *             *             *
7009  Atlantic Canada                                      *            *            *             *             *
7010  Vancouver                                            *            *            *             *             *
7015  Quebec                                               *            *            *             *             *

   Totals                                          5,277,154    4,937,202    4,889,383   $42,779,499   $45,053,863

 15   Bradenton                                                                                    *             *
 18   Port St. Lucie                                                                               *             *
1000  Delray Beach                                                                                 *             *
1002  Milwaukee                                                                                    *             *
1003  Sun Praire                                                                                   *             *
1005  Ft. Lauderdale                                                                               *             *
1007  WPG                                                                                          *             *
1008  Neenah                                                                                       *             *
1010  BCD Cargo                                                                                    *             *
1012  Chicago                                                                                      *             *
1016  Tampa                                                                                        *             *
1022                                                                                               *             *
1026  Oskosh                                                                                       *             *
1029  Boynton Beach                                                                                *             *
1030                                                                                               *             *
1031  Amesbury                                                                                     *             *
1033  Copymax                                                                                      *             *
3047  Sacramento                                                                                   *             *
3051                                                                                               *             *
                                                                                         -----------   -----------
   Totals                                                                                $42,897,711   $45,161,173
                                                                                         ===========   ===========
10K Reported

High Plant
Average Plant
Median Plant
Low Plant

Total Top 10 Plants
Total Top 20 Plants
Total Top 30 Plants

As % of Total Plants Sales   Less Canadian Exch     (120,000)     (60,000)     (60,000)
                                                  ----------   ----------   ----------
Top 10 Plants
Top 20 Plants                Net royalty          $5,157,154   $4,877,202   $4,829,383
Top 30 Plants                                     ==========   ==========   ==========
                             Eff royalty rate           5.08%        5.15%        5.15%
                                                  ==========   ==========   ==========
As % of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

BCT International, Inc.
Actual and Projected Paper Sales

                                                  Paper Sales
                           --------------------------------------------------------
                                     Actual                      Projected
                           --------------------------------------------------------
Plant   Location           FY 1999   FY 2000   FY 2001   FY2002   FY 2003   FY 2004   FY 2000
-----   -------------------------------------------------------------------------------------
   1   Fort Lauderdale         $--         *         *        *         *         *         *
   2   Port St Lucie            --         *         *        *         *         *         *
   7   Miami                    --         *         *        *         *         *         *
   8   Orlando                  --         *         *        *         *         *         *
   9   Tampa                    --         *         *        *         *         *         *
  10   Jacksonville             --         *         *        *         *         *         *
  12   Mobile                   --         *         *        *         *         *         *
  13   Jackson                  --         *         *        *         *         *         *
  14   Metairie                 --         *         *        *         *         *         *
1010   Argentina                --         *         *        *         *         *         *
2010   Holbrook                 --         *         *        *         *         *         *
2011   Egg Harbor               --         *         *        *         *         *         *
2012   Garden City Park         --         *         *        *         *         *         *
2019   College Park             --         *         *        *         *         *         *
2021   Norristown               --         *         *        *         *         *         *
2026   Beltsville               --         *         *        *         *         *         *
2029   Norfolk                  --         *         *        *         *         *         *
2030   Memphis                  --         *         *        *         *         *         *
2033   Greensboro               --         *         *        *         *         *         *
2034   Nashville                --         *         *        *         *         *         *
2035   Charlotte                --         *         *        *         *         *         *
2036   Syracuse                 --         *         *        *         *         *         *
2037   Richmond                 --         *         *        *         *         *         *
2038   Pittsburgh               --         *         *        *         *         *         *
2039   Valley Cottage           --         *         *        *         *         *         *
2040   Raleigh                  --         *         *        *         *         *         *
2042   Columbia                 --         *         *        *         *         *         *
2043   Waterbury                --         *         *        *         *         *         *
2044   Philadelphia             --         *         *        *         *         *         *
2046   Upper Saddle Riv         --         *         *        *         *         *         *
2048   Rhode Island             --         *         *        *         *         *         *
2049   Louisville               --         *         *        *         *         *         *
2050   Central NJ               --         *         *        *         *         *         *
2051   Merrimack                --         *         *        *         *         *         *
2052   Norcross                 --         *         *        *         *         *         *
2053   Marietta                 --         *         *        *         *         *         *
2054   New York                 --         *         *        *         *         *         *
3009   Tucson                   --         *         *        *         *         *         *
3013   Costa Mesa               --         *         *        *         *         *         *
3014   Laguna Hills             --         *         *        *         *         *         *
3017   Phoenix East             --         *         *        *         *         *         *
3019   Seattle                  --         *         *        *         *         *         *
3022   Colorado                 --         *         *        *         *         *         *
3023   Rohnert Park             --         *         *        *         *         *         *
3024   Las Vegas                --         *         *        *         *         *         *
3027   Albuquerque              --         *         *        *         *         *         *
3028   Anaheim                  --         *         *        *         *         *         *
3030   San Diego                --         *         *        *         *         *         *
3031   Phoenix West             --         *         *        *         *         *         *
3033   Salt Lake City           --         *         *        *         *         *         *
3037   Portland                 --         *         *        *         *         *         *
3038   Upland                   --         *         *        *         *         *         *
3039   San Francisco            --         *         *        *         *         *         *
3040   San Marcos               --         *         *        *         *         *         *
3045   Hawaii                   --         *         *        *         *         *         *
3048   Spokane                  --         *         *        *         *         *         *
3049   Concord                  --         *         *        *         *         *         *
3051   Gardena                  --         *         *        *         *         *         *
4000   Addison                  --         *         *        *         *         *         *
4001   Columbus                 --         *         *        *         *         *         *
4014   Indiana                  --         *         *        *         *         *         *
4017   Erlanger                 --         *         *        *         *         *         *
4022   Toledo                   --         *         *        *         *         *         *
4024   St. Louis                --         *         *        *         *         *         *
4026   Rockford                 --         *         *        *         *         *         *
4027   Waukegan                 --         *         *        *         *         *         *
4028   Detroit                  --         *         *        *         *         *         *
4029   Minneapolis              --         *         *        *         *         *         *
4031   Des Moines               --         *         *        *         *         *         *
4032   Milwaukee                --         *         *        *         *         *         *
4033   Brookfield               --         *         *        *         *         *         *

                                           Growth                                Compound Growth
                           ------------------------------------------------------------------------
                            Actual                        Projected              Actual   Projected      Actual Sales
                           ------------------------------------------------------------------------   ------------------
                           FY 2001   5 m FY02   FY 2002    FY 2003    FY 2004   '00-'01    '00-'04    5m FY02   5 m FY01
                           ------------------------------------------------------------------------   ------------------
   1   Fort Lauderdale             *          *         *          *          *         *          *          *          *
   2   Port St Lucie               *          *         *          *          *         *          *          *          *
   7   Miami                       *          *         *          *          *         *          *          *          *
   8   Orlando                     *          *         *          *          *         *          *          *          *
   9   Tampa                       *          *         *          *          *         *          *          *          *
  10   Jacksonville                *          *         *          *          *         *          *          *          *
  12   Mobile                      *          *         *          *          *         *          *          *          *
  13   Jackson                     *          *         *          *          *         *          *          *          *
  14   Metairie                    *          *         *          *          *         *          *          *          *
1010   Argentina                   *          *         *          *          *         *          *          *          *
2010   Holbrook                    *          *         *          *          *         *          *          *          *
2011   Egg Harbor                  *          *         *          *          *         *          *          *          *
2012   Garden City Park            *          *         *          *          *         *          *          *          *
2019   College Park                *          *         *          *          *         *          *          *          *
2021   Norristown                  *          *         *          *          *         *          *          *          *
2026   Beltsville                  *          *         *          *          *         *          *          *          *
2029   Norfolk                     *          *         *          *          *         *          *          *          *
2030   Memphis                     *          *         *          *          *         *          *          *          *
2033   Greensboro                  *          *         *          *          *         *          *          *          *
2034   Nashville                   *          *         *          *          *         *          *          *          *
2035   Charlotte                   *          *         *          *          *         *          *          *          *
2036   Syracuse                    *          *         *          *          *         *          *          *          *
2037   Richmond                    *          *         *          *          *         *          *          *          *
2038   Pittsburgh                  *          *         *          *          *         *          *          *          *
2039   Valley Cottage              *          *         *          *          *         *          *          *          *
2040   Raleigh                     *          *         *          *          *         *          *          *          *
2042   Columbia                    *          *         *          *          *         *          *          *          *
2043   Waterbury                   *          *         *          *          *         *          *          *          *
2044   Philadelphia                *          *         *          *          *         *          *          *          *
2046   Upper Saddle Riv            *          *         *          *          *         *          *          *          *
2048   Rhode Island                *          *         *          *          *         *          *          *          *
2049   Louisville                  *          *         *          *          *         *          *          *          *
2050   Central NJ                  *          *         *          *          *         *          *          *          *
2051   Merrimack                   *          *         *          *          *         *          *          *          *
2052   Norcross                    *          *         *          *          *         *          *          *          *
2053   Marietta                    *          *         *          *          *         *          *          *          *
2054   New York                    *          *         *          *          *         *          *          *          *
3009   Tucson                      *          *         *          *          *         *          *          *          *
3013   Costa Mesa                  *          *         *          *          *         *          *          *          *
3014   Laguna Hills                *          *         *          *          *         *          *          *          *
3017   Phoenix East                *          *         *          *          *         *          *          *          *
3019   Seattle                     *          *         *          *          *         *          *          *          *
3022   Colorado                    *          *         *          *          *         *          *          *          *
3023   Rohnert Park                *          *         *          *          *         *          *          *          *
3024   Las Vegas                   *          *         *          *          *         *          *          *          *
3027   Albuquerque                 *          *         *          *          *         *          *          *          *
3028   Anaheim                     *          *         *          *          *         *          *          *          *
3030   San Diego                   *          *         *          *          *         *          *          *          *
3031   Phoenix West                *          *         *          *          *         *          *          *          *
3033   Salt Lake City              *          *         *          *          *         *          *          *          *
3037   Portland                    *          *         *          *          *         *          *          *          *
3038   Upland                      *          *         *          *          *         *          *          *          *
3039   San Francisco               *          *         *          *          *         *          *          *          *
3040   San Marcos                  *          *         *          *          *         *          *          *          *
3045   Hawaii                      *          *         *          *          *         *          *          *          *
3048   Spokane                     *          *         *          *          *         *          *          *          *
3049   Concord                     *          *         *          *          *         *          *          *          *
3051   Gardena                     *          *         *          *          *         *          *          *          *
4000   Addison                     *          *         *          *          *         *          *          *          *
4001   Columbus                    *          *         *          *          *         *          *          *          *
4014   Indiana                     *          *         *          *          *         *          *          *          *
4017   Erlanger                    *          *         *          *          *         *          *          *          *
4022   Toledo                      *          *         *          *          *         *          *          *          *
4024   St. Louis                   *          *         *          *          *         *          *          *          *
4026   Rockford                    *          *         *          *          *         *          *          *          *
4027   Waukegan                    *          *         *          *          *         *          *          *          *
4028   Detroit                     *          *         *          *          *         *          *          *          *
4029   Minneapolis                 *          *         *          *          *         *          *          *          *
4031   Des Moines                  *          *         *          *          *         *          *          *          *
4032   Milwaukee                   *          *         *          *          *         *          *          *          *
4033   Brookfield                  *          *         *          *          *         *          *          *          *

BCT International, Inc.
Actual and Projected Paper Sales

                                                                       Paper Sales
                           -----------------------------------------------------------------------------------------------------
                                            Actual                                  Projected                       Actual
                           -----------------------------------------------------------------------------------------------------
Plant  Location              FY 1999       FY 2000       FY 2001       FY 2002       FY 2003        FY 2004    FY 2000   FY 2001
-----  -------------------------------------------------------------------------------------------------------------------------
4034   Kansas City                  --             *             *             *             *             *     na
4035   Akron                        --             *             *             *             *             *     na
4036   Cleveland                    --             *             *             *             *             *     na
6007   San Antonio                  --             *             *             *             *             *     na
6009   Houston                      --             *             *             *             *             *     na
6011   Oklahoma City                --             *             *             *             *             *     na
6012   Dallas                       --             *             *             *             *             *     na
6014   Austin                       --             *             *             *             *             *     na
7001   Mississauga                  --             *             *             *             *             *     na
7002   Toronto                      --             *             *             *             *             *     na
7004   Kitchener                    --             *             *             *             *             *     na
7007   Ottawa                       --             *             *             *             *             *     na
7008   Calgary                      --             *             *             *             *             *     na
7009   Atlantic Canada              --             *             *             *             *             *     na
7010   Vancouver                    --             *             *             *             *             *     na
7015   Quebec                       --             *             *             *             *             *     na
   To  tals                $        --   $13,275,597   $13,455,224   $12,557,761   $11,720,158   $10,938,423     na
                           ===========   ===========   ===========   ===========   ===========   ===========

  15   Bradenton           $        --             *             *             *             *             *      *          *
  18   Port St. Lucie               --             *             *             *             *             *      *          *
1000   Delray Beach                 --             *             *             *             *             *      *          *
1002   Milwaukee                    --             *             *             *             *             *      *          *
1003   Sun Praire                   --             *             *             *             *             *      *          *
1005   Ft. Lauderdale               --             *             *             *             *             *      *          *
1007   WPG                          --             *             *             *             *             *      *          *
1008   Neenah                       --             *             *             *             *             *      *          *
1010   BCD Cargo                    --             *             *             *             *             *      *          *
1012   Chicago                      --             *             *             *             *             *      *          *
1016   Tampa                        --             *             *             *             *             *      *          *
1022                                --             *             *             *             *             *      *          *
1026   Oskosh                       --             *             *             *             *             *      *          *
1029   Boynton Beach                --             *             *             *             *             *      *          *
1030                                --             *             *             *             *             *      *          *
1031   Amesbury                     --             *             *             *             *             *      *          *
1033   Copymax                      --             *             *             *             *             *      *          *
3047   Sacremento                   --             *             *             *             *             *      *          *
3051                                --             *             *             *             *             *      *          *
                           -----------   -----------   -----------   -----------   -----------   -----------
   Totals                  $        --   $13,641,759   $13,455,224   $12,557,761   $11,720,158   $10,938,423     na      -1.37%
                           ===========   ===========   ===========   ===========   ===========   ===========
10K Reported               $12,817,000   $13,881,000   $13,424,000
                           ===========   ===========   ===========

High Plant                 $        --   $   562,184   $   576,980   $   538,495   $   502,578   $   469,056     na       2.63%
Average Plant                       --       152,593       154,658       144,342       134,714       125,729     na       1.35%
Median Plant                        --       126,770       132,394       123,563       115,322       107,630     na       4.44%
Low Plant                           --         9,193            73            68            64            59     na     -99.21%

Total Top 10 Plants        $        --   $ 3,831,955   $ 3,820,878   $ 3,566,025   $ 3,328,172   $ 3,106,182     na      -0.29%
Total Top 20 Plants                 --     6,142,096     6,192,476     5,779,438     5,393,949     5,034,173     na       0.82%
Total Top 30 Plants                 --     7,966,964     8,050,597     7,513,622     7,012,464     6,544,732     na       1.05%

As % of Total
Plants Sales
Top 10 Plants                       na          28.9%         28.4%         28.4%         28.4%         28.4%
Top 20 Plants                       na          46.3%         46.0%         46.0%         46.0%         46.0%
Top 30 Plants                       na          60.0%         59.8%         59.8%         59.8%         59.8%

As% of Plants
Number of Plants                    --            87            87            87            87            87
Top 10 Plants                       na          11.5%         11.5%         11.5%         11.5%         11.5%
Top 20 Plants                       na          23.0%         23.0%         23.0%         23.0%         23.0%
Top 30 Plants                       na          34.5%         34.5%         34.5%         34.5%         34.5%

                                      Growth               Compound Growth
                           -----------------------------------------------------------------------------------
                                         Projected       Actual   Projected          Actual        Sales
                           -----------------------------------------------------------------------------------
Plant  Location            5m FY02   FY 2002   FY 2003   FY 2004   '00-'01   '00-'04     5m FY02      5m FY01
-----  -------------------------------------------------------------------------------------------------------
4034   Kansas City              *         *         *         *         *         *             *            *
4035   Akron                    *         *         *         *         *         *             *            *
4036   Cleveland                *         *         *         *         *         *             *            *
6007   San Antonio              *         *         *         *         *         *             *            *
6009   Houston                  *         *         *         *         *         *             *            *
6011   Oklahoma City            *         *         *         *         *         *             *            *
6012   Dallas                   *         *         *         *         *         *             *            *
6014   Austin                   *         *         *         *         *         *             *            *
7001   Mississauga              *         *         *         *         *         *             *            *
7002   Toronto                  *         *         *         *         *         *             *            *
7004   Kitchener                *         *         *         *         *         *             *            *
7007   Ottawa                   *         *         *         *         *         *             *            *
7008   Calgary                  *         *         *         *         *         *             *            *
7009   Atlantic Canada          *         *         *         *         *         *             *            *
7010   Vancouver                *         *         *         *         *         *             *            *
7015   Quebec                   *         *         *         *         *         *             *            *
       Totals                16.7%    -6.67%    -6.67     -6.67%     1.35%    -4.73%   $5,231,871   $4,481,658
                                                                                       ==========   ==========

  15   Bradenton                *         *         *         *                                 *            *
  18   Port St. Lucie           *         *         *         *                                 *            *
1000   Delray Beach             *         *         *         *                                 *            *
1002   Milwaukee                *         *         *         *                                 *            *
1003   Sun Praire               *         *         *         *                                 *            *
1005   Ft. Lauderdale           *         *         *         *                                 *            *
1007   WPG                      *         *         *         *                                 *            *
1008   Neenah                   *         *         *         *                                 *            *
1010   BCD Cargo                *         *         *         *                                 *            *
1012   Chicago                  *         *         *         *                                 *            *
1016   Tampa                    *         *         *         *                                 *            *
1022                            *         *         *         *                                 *            *
1026   Oskosh                   *         *         *         *                                 *            *
1029   Boynton Beach            *         *         *         *                                 *            *
1030                            *         *         *         *                                 *            *
1031   Amesbury                 *         *         *         *                                 *            *
1033   Copymax                  *         *         *         *                                 *            *
3047   Sacremento               *         *         *         *                                 *            *
3051                            *         *         *         *                                 *            *
                                                                                       ----------   ----------
   Totals                    17.2%    -6.67%    -6.67     -6.67%                       $5,293,372   $4,515,258
                                                                                       ==========   ==========
10K Reported

High Plant                     na     -6.67%    -6.67     -6.67%
Average Plant                  na     -6.67%    -6.67     -6.67%
Median Plant                   na     -6.67%    -6.67     -6.67%
Low Plant                      na     -6.67%    -6.67     -6.67%
Total Top 10 Plants            na     -6.67%    -6.67     -6.67%
Total Top 20 Plants            na     -6.67%    -6.67     -6.67%
Total Top 30 Plants            na     -6.67%    -6.67     -6.67%

As % of Total
Plants Sales
Top 10 Plants
Top 20 Plants
Top 30 Plants

As% of Plants
Number of Plants
Top 10 Plants
Top 20 Plants
Top 30 Plants

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                             Actual                     Projected
                                    ------------------------   ---------------------------
                                    FY ended February 28/29,    FY ending February 28/29,
                                    ------------------------   ---------------------------
                                         2000       2001        2002      2003      2004
                                        -----------------      ---------------------------
Revenue                                 $20,254   $19,048      $17,995   $16,893   $16,079
   Cost of Sales                         11,574    11,605       10,921    10,193     9,513
                                        -----------------      ---------------------------
   Gross Margin                           8,680     7,443        7,074     6,700     6,566
   Operating Expenses                     6,619     6,455        6,369     5,934     6,009
                                        -----------------      ---------------------------
EBITDA                                    2,061       988          705       766       557
   less: Deprec. & Amort.                   189       232          221       140       110
                                        -----------------      ---------------------------
EBIT                                      1,872       756          484       626       447
   Income Taxes                             837       442          191       247       177
                                        -----------------      ---------------------------
After-tax Income before Interest          1,035       314          293       379       271
   Add: Deprec. & Amort.                    189       232          221       140       110
   Add: (Used) Sourced by Net Wkg         1,695    (1,461)         127       154       124
   Cap.
   Less: Capital Expenditures               262       150          150       250       150
                                        -----------------      ---------------------------
Free Cash Flows                         $ 2,657   $(1,065)     $   491   $   423   $   355
                                        =================      ===========================

Estimated Range of Enterprise Values

                                          Terminal Revenue Multiple
Discount                    ---------------------------------------------------
 Rate                         0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
--------------------------------------------------------------------------------
15.0%                        $2,184   $3,318   $4,452   $5,585   $6,719   $7,853
17.5%                        $2,096   $3,170   $4,245   $5,319   $6,393   $7,468
                                               ---------------
20.0%                        $2,014   $3,033   $4,052   $5,072   $6,091   $7,110
22.5%                        $1,937   $2,905   $3,873   $4,841   $5,809   $6,777
                                               ---------------
25.0%                        $1,865   $2,785   $3,706   $4,626   $5,546   $6,467
27.5%                        $1,797   $2,673   $3,549   $4,425   $5,301   $6,177

                                                        ------
                                       Average of Box   $4,459
                                                        ------

Estimated Range of Equity Values

                                        Terminal Revenue Multiple
Discount                   -----------------------------------------------------
 Rate                       0.10x    0.20x    0.30x    0.40x    0.50x     0.60x
--------------------------------------------------------------------------------
15.0%                      $6,177   $7,311   $8,445   $9,578   $10,712   $11,846
17.5%                      $6,089   $7,163   $8,238   $9,312   $10,386   $11,461
                                             ---------------
20.0%                      $6,007   $7,026   $8,045   $9,065  $10,084   $11,103
22.5%                      $5,930   $6,898   $7,866   $8,834  $ 9,802   $10,770
                                             ---------------
25.0%                      $5,858   $6,778   $7,699   $8,619  $ 9,539   $10,460
27.5%                      $5,790   $6,666   $7,542   $8,418  $ 9,294   $10,170
                                                      ------
                                     Average of Box   $8,452
                                                      ------

                        Terminal Value - Revenue Multiple

Terminal Values
                                        Terminal Revenue Multiple
                             ---------------------------------------------------
                              0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
                             ---------------------------------------------------
Revenue Terminal Value       $1,608   $3,216   $4,824   $6,432   $8,039   $9,647
                             ===================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                            Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------------------------------------------------------------------------------
15.0%                              51.9%   68.3%   76.4%   81.2%   84.4%   86.6%
17.5%                              51.3%   67.8%   75.9%   80.8%   84.0%   86.3%
                                                   ------------
20.0%                              50.6%   67.2%   75.5%   80.4%   83.7%   86.0%
22.5%                              50.0%   66.7%   75.0%   80.0%   83.3%   85.7%
                                                   ------------
25.0%                              49.4%   66.1%   74.5%   79.6%   83.0%   85.4%
27.5%                              48.7%   65.5%   74.0%   79.2%   82.6%   85.1%
                                                           ----
                                          Average of Box   77.7%
                                                           ----

Estimated Range of Equity Values per Share

                                    Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------------------------------------------------------------------------------
15.0%                              $1.06   $1.25   $1.45   $1.64   $1.83   $2.03
17.5%                              $1.04   $1.23   $1.41   $1.59   $1.78   $1.96
                                                   -------------
20.0%                              $1.03   $1.20   $1.38   $1.55   $1.73   $1.90
22.5%                              $1.01   $1.18   $1.35   $1.51   $1.68   $1.84
                                                   -------------
25.0%                              $1.00   $1.16   $1.32   $1.48   $1.63   $1.79
27.5%                              $0.99   $1.14   $1.29   $1.44   $1.59   $1.74
                                                           -----
                                          Average of Box   $1.45
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                                  Actual                     Projected
                                         ------------------------   ---------------------------
                                         FY ended February 28/29,    FY ending February 28/29,
                                         ------------------------   ---------------------------
                                             2000      2001         2002       2003      2004
                                            -------   -------       ---------------------------
Revenue                                     $20,254   $19,048       $17,995   $16,893   $16,079
   Cost of Sales                             11,574    11,605        10,921    10,193     9,513
                                            -----------------       ---------------------------
   Gross Margin                               8,680     7,443         7,074     6,700     6,566
   Operating Expenses                         6,619     6,455         6,369     5,934     6,009
                                            -----------------       ---------------------------
EBITDA                                        2,061       988           705       766       557
   less: Deprec. & Amort.                       189       232           221       140       110
                                            -----------------       ---------------------------
EBIT                                          1,872       756           484       626       447
   Income Taxes                                 837       442           191       247       177
                                            -----------------       ---------------------------
After-tax Income before Interest              1,035       314           293       379       271
   Add: Deprec. & Amort.                        189       232           221       140       110
   Add: (Used) Sourced by Net Wkg Cap.        1,695    (1,461)          127       154       124
   Less: Capital Expenditures                   262       150           150       250       150
                                            -----------------       ---------------------------
Free Cash Flows                             $ 2,657   $(1,065)      $   491   $   423   $   355
                                            =================       ===========================

Estimated Range of Enterprise Values

                                          Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
15.0%                        $1,836   $2,033   $2,229   $2,327   $2,524   $2,720
17.5%                        $1,766   $1,952   $2,138   $2,232   $2,418   $2,604
                                               ---------------
20.0%                        $1,701   $1,877   $2,054   $2,142   $2,319   $2,496
22.5%                        $1,640   $1,807   $1,975   $2,059   $2,227   $2,394
                                               ---------------
25.0%                        $1,582   $1,742   $1,901   $1,981   $2,140   $2,300
27.5%                        $1,528   $1,680   $1,832   $1,908   $2,060   $2,211
                                                        ------
                                       Average of Box   $2,058
                                                        ------

Estimated Range of Equity Values

                                          Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
15.0%                        $5,829   $6,026   $6,222   $6,320   $6,517   $6,713
17.5%                        $5,759   $5,945   $6,131   $6,225   $6,411   $6,597
                                               ---------------
20.0%                        $5,694   $5,870   $6,047   $6,135   $6,312   $6,489
22.5%                        $5,633   $5,800   $5,968   $6,052   $6,220   $6,387
                                               ---------------
25.0%                        $5,575   $5,735   $5,894   $5,974   $6,133   $6,293
27.5%                        $5,521   $5,673   $5,825   $5,901   $6,053   $6,204
                                                        ------
                                       Average of Box   $6,051
                                                        ------

                                                --------------------------------
                                                Terminal Value - EBITDA Multiple
                                                --------------------------------

Terminal Values

                                          Terminal EBITDA Multiple
                             ---------------------------------------------------
                              2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
                             ---------------------------------------------------
EBITDA Terminal Value        $1,114   $1,393   $1,672   $1,811   $2,090   $2,368
                             ===================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                             Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
15.0%                              60.7%   48.3%   52.9%   54.9%   58.4%   61.4%
17.5%                              42.2%   47.7%   52.2%   54.2%   57.7%   60.8%
                                                   ------------
20.0%                              41.5%   47.0%   51.6%   53.6%   57.1%   60.2%
22.5%                              40.9%   46.4%   51.0%   53.0%   56.5%   59.5%
                                                   ------------
25.0%                              40.3%   45.8%   50.3%   52.3%   55.9%   58.9%
27.5%                              39.7%   45.2%   49.7%   51.7%   55.3%   58.3%
                                                           ----
                                          Average of Box   52.3%
                                                           ----

Estimated Range of Equity Values per Share

                                             Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
15.0%                              $1.00   $1.03   $1.06   $1.08   $1.12   $1.15
17.5%                              $0.99   $1.02   $1.05   $1.07   $1.10   $1.13
                                                   -------------
20.0%                              $0.97   $1.00   $1.03   $1.05   $1.08   $1.11
22.5%                              $0.96   $0.99   $1.02   $1.04   $1.06   $1.09
                                                   -------------
25.0%                              $0.95   $0.98   $1.01   $1.02   $1.05   $1.08
27.5%                              $0.94   $0.97   $1.00   $1.01   $1.04   $1.06
                                                           -----
                                          Average of Box   $1.04
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Management Case

($ in thousands)

Free Cash Flows

                                           Actual                        Projected
                                    ------------------------   ---------------------------
                                    FY ended February 28/29,    FY ending February 28/29,
                                    ------------------------   ---------------------------
                                         2000     2001           2002      2003      2004
                                       -----------------       ---------------------------
Revenue                                $20,254   $19,048       $17,995   $16,893   $16,079
   Cost of Sales                        11,574    11,605        10,921    10,193     9,513
                                       -----------------       ---------------------------
   Gross Margin                          8,680     7,443       7,074     6,700     6,566
   Operating Expenses                    6,619     6,455       6,369     5,934     6,009
                                       -----------------       ---------------------------
EBITDA                                   2,061       988       705       766       557
   less: Deprec. & Amort.                  189       232       221       140       110
                                       -----------------       ---------------------------
EBIT                                     1,872       756       484       626       447
   Income Taxes                            837       442       191       247       177
                                       -----------------       ---------------------------
After-tax Income before Interest         1,035       314           293       379       271
   Add: Deprec. & Amort.                   189       232           221       140       110
   Add: (Used) Sourced by Net Wkg
    Cap                                  1,695    (1,461)          127       154       124
   Less: Capital Expenditures              262       150           150       250       150
                                       -----------------       ---------------------------
Free Cash Flows                        $ 2,657   $(1,065)      $   491   $   423   $   355
                                       =================       ===========================

Estimated Range of Enterprise Values

                                        Terminal Perpetual Growth Rates
Discount                     ---------------------------------------------------
  Rate                        4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
--------------------------------------------------------------------------------
15.0%                        $4,765   $4,860   $4,961   $5,066   $5,176   $5,292
17.5%                        $3,890   $3,951   $4,014   $4,080   $4,149   $4,220
                                               ---------------
20.0%                        $3,290   $3,332   $3,376   $3,421   $3,467   $3,515
22.5%                        $2,855   $2,885   $2,916   $2,948   $2,982   $3,016
                                               ---------------
25.0%                        $2,524   $2,547   $2,570   $2,594   $2,619   $2,644
27.5%                        $2,265   $2,282   $2,301   $2,319   $2,338   $2,357
                                                        ------
                                       Average of Box   $3,165
                                                        ------

Estimated Range of Equity Values

                                        Terminal Perpetual Growth Rates
Discount                     ---------------------------------------------------
Rate                          4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
--------------------------------------------------------------------------------
15.0%                        $8,758   $8,853   $8,954   $9,059   $9,169   $9,285
17.5%                        $7,883   $7,944   $8,007   $8,073   $8,142   $8,213
                                               ---------------
20.0%                        $7,283   $7,325   $7,369   $7,414   $7,460   $7,508
22.5%                        $6,848   $6,878   $6,909   $6,941   $6,975   $7,009
                                               ---------------
25.0%                        $6,517   $6,540   $6,563   $6,587   $6,612   $6,637
27.5%                        $6,258   $6,275   $6,294   $6,312   $6,331   $6,350
                                                        ------
                                       Average of Box   $7,158
                                                        ------

                                               ---------------------------------
                                               Terminal Value - Perpetual Growth
                                               ---------------------------------

Terminal Values

                                             Terminal Perpetual Growth Rates
                                        ---------------------------------------
                                        4.00%  4.25%  4.50%  4.75%  5.00%  5.25%
                                        ---------------------------------------
EBITDA                                  $579   $581   $582   $584   $585   $586
   less: Deprec. &
    Amort.                                --     --     --     --     --     --
                                        ---------------------------------------
EBIT                                     579    581    582    584    585    586
   Income Taxes                           --     --     --     --     --     --
                                        ---------------------------------------
After-tax Income before In               579    581    582    584    585    586
   Add: Deprec. & Amort.                  --     --     --     --     --     --
   Add: (Used) from by Net                --     --     --     --     --     --
   Less: Capital
      Expenditure                         --     --     --     --     --     --
                                        ---------------------------------------
Free Cash Flows                         $579   $581   $582   $584   $585   $586
                                        =======================================

Disc Rate                               Perpetual Growth Terminal Values
--------------------------------------------------------------------------------
15.0%                        $5,268   $5,404   $5,546   $5,694   $5,851   $6,015
17.5%                        $4,293   $4,384   $4,479   $4,578   $4,681   $4,787
20.0%                        $3,622   $3,688   $3,757   $3,827   $3,900   $3,976
22.5%                        $3,132   $3,183   $3,235   $3,288   $3,343   $3,400
25.0%                        $2,760   $2,799   $2,840   $2,882   $2,925   $2,969
27.5%                        $2,466   $2,498   $2,532   $2,566   $2,600   $2,636

Discounted Terminal Values as Percentage of Enterprise Values

                                             Terminal Perpetual Growth Rates
Discount                                ---------------------------------------
 Rate                                   4.00%  4.25%  4.50%  4.75%  5.00%  5.25%
-------------------------------------------------------------------------------
15.0%                                   78.0%  78.4%  78.8%  79.3%  79.7%  80.2%
17.5%                                   73.7%  74.1%  74.6%  75.0%  75.4%  75.8%
                                                      -----------
20.0%                                   69.8%  70.2%  70.5%  70.9%  71.3%  71.7%
22.5%                                   66.1%  66.4%  66.8%  67.1%  67.5%  67.9%
                                                      -----------
25.0%                                   62.6%  62.9%  63.3%  63.6%  63.9%  64.3%
27.5%                                   59.3%  59.6%  60.0%  60.3%  60.6%  60.9%
                                                             ----
                                       Average of Box        68.9%
                                                             ----

Estimated Range of Equity Values per Share

                                         Terminal Perpetual Growth Rates
Discount                          ---------------------------------------------
 Rate                              4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
-------------------------------------------------------------------------------
15.0%                             $1.50   $1.52   $1.53   $1.55   $1.57   $1.59
17.5%                             $1.35   $1.36   $1.37   $1.38   $1.39   $1.41
                                                  -------------   $
20.0%                             $1.25   $1.25   $1.26   $1.27   $1.28   $1.28
22.5%                             $1.17   $1.18   $1.18   $1.19   $1.19   $1.20
                                                  -------------
25.0%                             $1.12   $1.12   $1.12   $1.13   $1.13   $1.14
27.5%                             $1.07   $1.07   $1.08   $1.08   $1.08   $1.09

                                                          -----
                                   Average of Box         $1.23
                                                          -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Detailed Profit and Loss - Management Case

($ in thousands)

                                            Actual                         Projected
                                    -----------------------       ---------------------------------------
                                    FY ended February 28/29         FY ending February 28/29,
                                    -----------------------       ----------------------------   Terminal
                                        2000       2001            2002       2003       2004     Period
                                       -----------------          ---------------------------------------
Revenues
   Royalty Income                      $ 5,394   $ 5,267          $ 5,157   $ 4,877    $ 4,829
   Pelican Paper Sales                  13,881    13,424           12,529    11,693     10,913
   Franchise Sales                          27        46               40        40         40
   AMOS & Orderprinting.com &              952       311              269       282        297
                                       -----------------          ----------------------------
   Total                               $20,254   $19,048          $17,995   $16,893    $16,079

Cost of Goods Sold
   Cost of Sales Paper                  11,574    11,605           10,921    10,193      9,513
                                       -----------------          ----------------------------
Gross Margin                           $ 8,680   $ 7,443          $ 7,074   $ 6,700    $ 6,566

Less Operating Expenses
   Salaries and Employee Benefits                  2,787            3,027     2,740      2,822
   General and Administrative
      Expenses                                       574              570       599        616
   IT Programming Costs                              669              457       550        550
   Occupancy Costs                                   204              182       187        193
   Travel and Entertainment                          375              370       389        396
   Professional Fees                                 236              579       200        206
   Bad Debt Expense                                1,452              900       900        900
   Management Incentive                              125              200       250        250
   Net Loss Company Plants                            31               84       120         75
                                       -----------------          ----------------------------
   Total                                  6619      6453             6369      5934       6009

EBITDA                                 $ 2,061   $   990          $   705   $   766    $   557

                                             Actual                    Projected
                                    ------------------------   ------------------------------------
                                    FY ended February 28/29,   FY ending February 28/29,
                                    ------------------------   -------------------------   Terminal
                                      1999   2000    2001        2002   2003    2004       Period
                                      -------------------       -----------------------------------
Growth Assumptions
Royalty Income                                       -2.4%       -2.1%   -5.4%   -1.0%
Pelican Paper Sales                                  -3.3%       -6.7%   -6.7%   -6.7%
Franchise Sales                                      70.4%      -13.0%    0.0%    0.0%
AMOS & Orderprinting.com & Other                    -67.3%      -13.5%    5.0%    5.0%
                                      -------------------        ---------------------
Total                                                -6.0%       -5.5%   -6.1%   -4.8%

Cost of Paper Sales Margin                   16.6%   13.6%       12.8%   12.8%   12.8%

Gross Margin                                 42.9%   39.1%       39.3%   39.7%   40.8%

Salaries and Employee
   Benefits                                                       8.6%   -9.5%    3.0%
General and Administrative Expenses                              -0.7%    5.0%    3.0%
IT Programming Costs                                            -31.7%   20.4%    0.0%
Occupancy Costs                                                 -10.8%    3.0%    3.0%
Travel and Entertainment                                         -1.3%    5.0%    2.0%
Professional Fees                                               145.3%  -65.5%    3.0%
Bad Debt Expense                                                -38.0%    0.0%    0.0%
Management Incentive                                             60.0%   25.0%    0.0%
Net Loss Company Plants                                         171.0%   42.9%  -37.5%
                                      -------------------       ---------------------
                                                     -2.5%       -1.3%   -6.8%    1.3%

EBITDA %                                     10.2%    5.2%        3.9%    4.5%    3.5%

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

Long Term and Equity Assumptions - Management Case

($ in thousands)

                                          Actual                    Projected
                                 ------------------------   ------------------------------------
                                 FY ended February 28/29,   FY ending February 28/29,
                                 ------------------------   -------------------------   Terminal
                                      2000     2001          2002     2003     2004      Period
                                     ---------------        ------------------------------------
Existing Fixed Assets
   Gross Assets                      $1,633   $1,707        $1,707   $1,707   $1,707
      Less Acc Deprec                 1,104    1,234         1,429    1,543    1,627
                                     ---------------        ------------------------
   Net Book Value                    $  529   $  473        $  278   $  164   $   80
                                     ===============        ========================
   Deprec Expense                    $  163   $  206        $  195   $  114   $   84      $--
                                     ===============        ====================================
New Fixed Assets

   Capex                                                    $  150   $  250   $  150      $--
   Total Capex                                              ====================================

                         Years
   Deprec Expense          5                                $   30   $   80   $  110      $--
                                                            ====================================
   Net Book Value
      Mach & Equip                                          $  150   $  400   $  550
   Gross Assets                                             $  150   $  400   $  550
      Less Acc Deprec                                           30      110      220
                                                            ------------------------
   Net Book Value                                           $  120   $  290   $  330
                                                            ========================
Total Assets

   Gross Assets                      $1,633   $1,707        $1,857   $2,107   $2,257
      Less Acc Deprec                 1,104    1,234         1,459    1,653    1,847
                                     ---------------        ------------------------
   Net Book Value                    $  529   $  473        $  398   $  454   $  410
                                     ===============        ========================
   Deprec Expense                    $  163   $  206        $  195   $  114   $   84      $--
                                     ===============        ====================================
Intangibles
   Gross Intangible                  $  474   $  474        $  474   $  474   $  474
      Less Acc Amort                    216      242           268      294      320
                                     ---------------        ------------------------
   Net Book Value                    $  258   $  232        $  206   $  180   $  154
                                     ===============        ========================
   Amort Expense                     $   26   $   26        $   26   $   26   $   26      $--
                                     ===============        ===================================

Deprec & Amort Expense               $  189   $  232        $  221   $  140   $  110      $--
                                     ===============        ===================================

                                                     Actual
                                                     as of
                                                   2/28/2001
                                                   ---------

Equity Value Assumptions
   Debt & Other Obligations
      Interest Bearing Debt                         $   322
      Minority Interests                                 --
      Preferred Stock                                    --
                                                    -------
                                                        322
                                                    -------
   Less Cash
      Cash on Hand                                    1,799
      Assumed cash from exercise of options              16
      Assumed cash from Notes                         2,500
                                                    -------
                                                      4,315
                                                    =======
   Net Debt                                         $(3,993)
                                                    =======

   Common Stock Equivalents (in thousands)
      Common Stock Outstanding                        5,828
      Stock issued re Other                              --
                                                    -------
                                                      5,828
                                                    -------
                                     Exercise $
      Options in the money: Plan 1     $1.09             15
                            Plan 2     $  --             --
                                                    -------
                                                         15
                                                    -------
   Total Common Stock Equivalents                     5,843
                                                    =======

Sources of information: Company Financials, Projections and Management.

Operating and Working Capital Assumptions - Management Case

($ in thousands)

                                               Actual                  Projected
                                      ------------------------   ------------------------------------
                                      FY ended February 28/29,   FY ending February 28/29,
                                      ------------------------   -------------------------   Terminal
                                            2000    2001           2002     2003    2004      Period
                                            -------------          ----------------------------------
Growth Statistics and Assumptions
   Revenue                                     na    -6.0%          -5.5%   -6.1%   -4.8%
   Cost of Sales                               na     0.3%          -5.9%   -6.7%   -6.7%
   Operating Expenses                          na    -2.5%          -1.3%   -6.8%    1.3%
   EBITDA                                      na   -52.1%         -28.6%    8.6%  -27.2%
   EBIT                                        na   -59.6%         -36.0%   29.3%  -28.5%
   After-tax Income before Interest            na   -69.7%          -6.7%   29.3%  -28.5%

Profitability
   Gross Margin                              42.9%   39.1%          39.3%   39.7%   40.8%
   EBITDA                                    10.2%    5.2%           3.9%    4.5%    3.5%
   EBIT                                       9.2%    4.0%           2.7%    3.7%    2.8%
   After-tax Income before Interest           5.1%    1.6%           1.6%    2.2%    1.7%

Income Tax Expense and Assumptions
   Statutory Tax Rate                                               39.5%   39.5%   39.5%
   Effective Tax Rate                        44.7%   58.5%          39.5%   39.5%   39.5%      0.0%

   Current Period Tax                       $ 837   $ 442          $ 191   $ 247   $ 177
   NOL Usage                                   --      --             --      --      --
                                            -------------          ---------------------
      Income Tax Expense                    $ 837   $ 442          $ 191   $ 247   $ 177
                                            =============          =====================
Ending NOL Balance                                  $  --          $  --   $  --   $  --
                                            =============          =====================

                                                    Actual                          Projected
                                          -------------------------   ------------------------------------
                                          FY ended February 28/29,    FY ending February 28/29,
                                          -------------------------   -------------------------   Terminal
                                           1999     2000      2001     2002     2003     2004      Period
                                          -------------------------   ------------------------------------
Non-Cash Working Capital Assumptions
   Accounts Receivable (AR)
      AR Days Outstanding                              59        68       69       69       69
      % of Sales                                     16.3%     18.7%    18.9%    18.9%    18.9%

   Prepayments
      % of Direct and Op Costs                        2.2%      0.7%     0.7%     0.7%     0.7%

   Accounts Payable (AP)
      AP Days Outstanding                              22        12       12       12       12
      % of Direct and Op Costs                        6.1%      3.3%     3.3%     3.3%     3.3%

   Accrued Expenses

      % of Direct and Op Costs                        7.4%      2.2%     2.2%     2.2%     2.2%

Changes in Non-Cash Net Working Capital
   Accounts Receivables                   $3,252   $3,293   $ 3,568   $3,402   $3,193   $3,040
   Prepayments                             1,281      408       134      121      113      109
   Accounts Payables                         844    1,111       597      568      530      510
   Accrued Expenses                          753    1,349       403      380      355      341
                                          -------------------------   ------------------------
      Non-Cash Net WC                     $2,936   $1,241   $ 2,702   $2,575   $2,421   $2,297
                                          =========================   ========================
      % of EBITDA                                    60.2%    273.5%   365.2%   316.2%   412.2%
                                                   ===========================================
      Cash Flow (Used) Sourced by
      Non-Cash Net Wrkg Capital                    $1,695   $(1,461)  $  127   $  154   $  124       $--
                                                   =====================================================

--------------------------------------------------------------------------------
Sources of information: Company Financials, Projections and Management.

Cost of Capital Calculation

($ in thousands, except per share)

Cost of Common Stock                     Cost of Debt

                                                                    Nominal             % of       Weighted
Riskless (1)                             Type of Debt                 Rate    Amount   of Debt   Cost of Debt
                                         --------------------------------------------------------------------
   30 year treasury coupon (Rf)    5.6%
Risk (2)                                 Acquisition Notes Payble    8.00%       $255      79.2%       6.3%
   Equity risk premium (EP)        7.8%  Acquisition Note Payble     8.00%         67      20.8%       1.7%
   Industry risk premium (IP)      2.3%                                             -       0.0%       0.0%
   Size Premium (SP)               8.4%                                             -       0.0%       0.0%
                                                                                    -       0.0%       0.0%
                                  ----                                           -------------------------
                                  24.1%                                          $322     100.0%       8.0%
                                  ====                                           =========================

Note: Company has $2m unused line of credit at LIBOR + 2.35%. As of September
28, 2001 LIBOR was       %.
                   -----


Weighted Average Cost of Capital

                Shares Outs.    Stock Price   Market       % of        Nominal   Effective   Cost of      Weighted
Type           (in thousands)    28-Sep-01     Value   Total Capital     Rate     Tax Rate   Capital   Cost of Capital
               -------------------------------------------------------------------------------------------------------
Debt                                          $  322        8.7%         8.0%      58.5%       3.3%          0.3%
Common Stock       5,828         $0.5800       3,380       91.3%        24.1%                 24.1%         22.0%
                                              ------      -----                                             ----
                                              $3,702      100.0%                                            22.3%
                                              ======      =====                                             ====

----------
(1) As reported by the Federal Reserve Board on a weekly-average basis for the week ended September 28, 2001.
(2)  Sourced from the Ibbotson SBBI Valuation Edition 2001 Yearbook.

Sources of information: Company Financials, Projections and Management.

                                               ---------------------------------
Discounted Cash Flow Analysis - Revised Case 1 Terminal Value - Revenue Multiple
($ in thousands)                               ---------------------------------

Free Cash Flows

                                          Actual                    Projected
                                ------------------------   ---------------------------
                                FY ended February 28/29,    FY ending February 28/29,
                                ------------------------   ---------------------------
                                      2000      2001         2002      2003      2004
                                    -------   -------      -------   -------   -------
Revenue                             $20,254   $19,048      $17,995   $18,008   $18,023
   Cost of Sales                     11,574    11,605       10,921    10,921    10,921
                                    -------   -------      -------   -------   -------
   Gross Margin                       8,680     7,443        7,074     7,087     7,102
   Operating Expenses                 6,619     6,455        6,369     5,934     6,009
                                    -------   -------      -------   -------   -------
EBITDA                                2,061       988          705     1,153     1,093
   less: Deprec. & Amort.               189       232          221       140       110
                                    -------   -------      -------   -------   -------
EBIT                                  1,872       756          484     1,013       983
   Income Taxes                         837       442          191       400       388
                                    -------   -------      -------   -------   -------
After-tax Income before               1,035       314          293       613       594
Interest
   Add: Deprec. & Amort.                189       232          221       140       110
   Add: (Used) Sourced by Net         1,695    (1,461)         127       (22)       --
   Wkg. Cap.
   Less: Capital Expenditures           262       150          150       250       150
                                    -------   -------      -------   -------   -------
Free Cash Flows                     $ 2,657   $(1,065)     $   491   $   481   $   554
                                    =======   =======      =======   =======   =======

Estimated Range of Enterprise Values

                                           Terminal EBITDA Multiple
Discount                    ---------------------------------------------------
  Rate                       0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
--------                    ------   ------   ------   ------   ------   ------
 15.0%                      $2,509   $3,780   $5,051   $6,322   $7,592   $8,863
 17.5%                      $2,405   $3,609   $4,814   $6,018   $7,222   $8,426
                                              ---------------
 20.0%                      $2,308   $3,450   $4,593   $5,735   $6,878   $8,020
 22.5%                      $2,217   $3,302   $4,387   $5,472   $6,558   $7,643
                                              ---------------
 25.0%                      $2,132   $3,164   $4,195   $5,227   $6,259   $7,290
 27.5%                      $2,053   $3,034   $4,016   $4,998   $5,980   $6,962

                                                       ------
                                      Average of Box   $5,047
                                                       ------

Estimated Range of Equity Values

                                         Terminal EBITDA Multiple
Discount                 ------------------------------------------------------
  Rate                    0.10x    0.20x    0.30x    0.40x     0.50x     0.60x
--------                 ------   ------   ------   -------   -------   -------
 15.0%                   $6,502   $7,773   $9,044   $10,315   $11,585   $12,856
 17.5%                   $6,398   $7,602   $8,807   $10,011   $11,215   $12,419
                                           ----------------
 20.0%                   $6,301   $7,443   $8,586   $ 9,728   $10,871   $12,013
 22.5%                   $6,210   $7,295   $8,380   $ 9,465   $10,551   $11,636
                                           ----------------
 25.0%                   $6,125   $7,157   $8,188   $ 9,220   $10,252   $11,283
 27.5%                   $6,046   $7,027   $8,009   $ 8,991   $ 9,973   $10,955

                                                    -------
                                   Average of Box   $ 9,040
                                                    -------

Terminal Values

                                         Terminal Revenue Multiple
                            ----------------------------------------------------
                             0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
                            ------   ------   ------   ------   ------   -------
Revenue Terminal Value      $1,802   $3,605   $5,407   $7,209   $9,011   $10,814
                            ======   ======   ======   ======   ======   =======

Discounted Terminal Values as Percentage of Enterprise Values

                                              Terminal EBITDA Multiple
Discount                          ---------------------------------------------
  Rate                            0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------                          -----   -----   -----   -----   -----   -----
 15.0%                            50.6%   67.2%   75.5%   80.4%   83.7%   86.0%
 17.5%                            50.1%   66.7%   75.1%   80.0%   83.4%   85.7%
                                                  ------------
 20.0%                            49.5%   66.2%   74.6%   79.7%   83.1%   85.5%
 22.5%                            48.9%   65.7%   74.2%   79.3%   82.7%   85.2%
                                                  ------------
 25.0%                            48.4%   65.2%   73.8%   78.9%   82.4%   84.9%
 27.5%                            47.8%   64.7%   73.3%   78.6%   82.1%   84.6%

                                                          ----
                                         Average of Box   77.0%
                                                          ----

Estimated Range of Equity Values per Share

                                              Terminal EBITDA Multiple
Discount                          ---------------------------------------------
  Rate                            0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------                          -----   -----   -----   -----   -----   -----
 15.0%                            $1.11   $1.33   $1.55   $1.77   $1.98   $2.20
 17.5%                            $1.09   $1.30   $1.51   $1.71   $1.92   $2.13
                                                  -------------
 20.0%                            $1.08   $1.27   $1.47   $1.66   $1.86   $2.06
 22.5%                            $1.06   $1.25   $1.43   $1.62   $1.81   $1.99
                                                  -------------
 25.0%                            $1.05   $1.22   $1.40   $1.58   $1.75   $1.93
 27.5%                            $1.03   $1.20   $1.37   $1.54   $1.71   $1.87

                                                          -----
                                          Average of Box  $1.55
                                                          -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 1
($ in thousands)

Free Cash Flows

                                             Actual                     Projected
                                   ------------------------   ---------------------------
                                   FY ended February 28/29,    FY ending February 28/29,
                                   ------------------------   ---------------------------
                                         2000      2001         2002      2003      2004
                                       -----------------      ---------------------------
Revenue                                $20,254   $19,048      $17,995   $ 8,008   $18,023
   Cost of Sales                        11,574    11,605       10,921    10,921    10,921
                                       -----------------      ---------------------------
   Gross Margin                          8,680     7,443        7,074     7,087     7,102
   Operating Expenses                    6,619     6,455        6,369     5,934     6,009
                                       -----------------      ---------------------------
EBITDA                                   2,061       988          705     1,153     1,093
   less: Deprec. & Amort.                  189       232          221       140       110
                                       -----------------      ---------------------------
EBIT                                     1,872       756          484     1,013       983
   Income Taxes                            837       442          191       400       388
                                       -----------------      ---------------------------
After-tax Income before
   Interest                              1,035       314          293       613       594
   Add: Deprec. & Amort.                   189       232          221       140       110
   Add: (Used) Sourced by
      Net Wkg Cap.                       1,695    (1,461)         127       (22)       --
   Less: Capital Expenditures              262       150          150       250       150
                                       -----------------      ---------------------------
Free Cash Flows                        $ 2,657   $(1,065)     $   491   $   481   $   554
                                       =================      ===========================

Estimated Range of Enterprise Values

                                           Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
  15.0%                      $2,779   $3,164   $3,550   $3,742   $4,127   $4,513
  17.5%                      $2,661   $3,026   $3,391   $3,573   $3,939   $4,304
                                               ---------------
  20.0%                      $2,551   $2,897   $3,243   $3,416   $3,763   $4,109
  22.5%                      $2,448   $2,776   $3,105   $3,270   $3,599   $3,928
                                               ---------------
  25.0%                      $2,351   $2,664   $2,977   $3,133   $3,446   $3,758
  27.5%                      $2,261   $2,559   $2,856   $3,005   $3,303   $3,600
                                                        ------
                                       Average of Box   $3,259
                                                        ------

Estimated Range of Equity Values

                                           Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
  15.0%                      $6,772   $7,157   $7,543   $7,735   $8,120   $8,506
  17.5%                      $6,654   $7,019   $7,384   $7,566   $7,932   $8,297
                                               ---------------
  20.0%                      $6,544   $6,890   $7,236   $7,409   $7,756   $8,102
  22.5%                      $6,441   $6,769   $7,098   $7,263   $7,592   $7,921
                                               ---------------
  25.0%                      $6,344   $6,657   $6,970   $7,126   $7,439   $7,751
  27.5%                      $6,254   $6,552   $6,849   $6,998   $7,296   $7,593
                                                        ------
                                       Average of Box   $7,252
                                                        ------

                                                Terminal Value - EBITDA Multiple
                                                --------------------------------

Terminal Values

                                            Terminal EBITDA Multiple
                             ---------------------------------------------------
                              2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
                             ---------------------------------------------------
EBITDA Terminal Value        $2,185   $2,731   $3,278   $3,551   $4,097   $4,643
                             ===================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                             Terminal EBITDA Multiple
Discount                          ----------------------------------------------
  Rate                            2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
   15.0%                           78.6%   60.9%   65.1%   66.9%   70.0%   72.6%
   17.5%                           54.9%   60.3%   64.6%   66.4%   69.5%   72.1%
                                                   ------------
   20.0%                           54.3%   59.8%   64.1%   65.9%   69.0%   71.6%
   22.5%                           53.8%   59.2%   63.5%   65.4%   68.5%   71.2%
                                                   ------------
   25.0%                           53.2%   58.7%   63.0%   64.9%   68.1%   70.7%
   27.5%                           52.6%   58.2%   62.5%   64.4%   67.6%   70.3%
                                                           ----
                                          Average of Box   64.7%
                                                           ----

Estimated Range of Equity Values per Share

                                              Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
   15.0%                           $1.16   $1.22   $1.29   $1.32   $1.39   $1.46
   17.5%                           $1.14   $1.20   $1.26   $1.29   $1.36   $1.42
                                                   -------------
   20.0%                           $1.12   $1.18   $1.24   $1.27   $1.33   $1.39
   22.5%                           $1.10   $1.16   $1.21   $1.24   $1.30   $1.36
                                                   -------------
   25.0%                           $1.09   $1.14   $1.19   $1.22   $1.27   $1.33
   27.5%                           $1.07   $1.12   $1.17   $1.20   $1.25   $1.30
                                                           -----
                                           Average of Box  $1.24
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

 Discounted Cash Flow Analysis - Revised Case 1
($ in thousands)

Free Cash Flows

                                                 Actual                     Projected
                                        ------------------------   ---------------------------
                                        FY ended February 28/29,    FY ending February 28/29,
                                        ------------------------   ---------------------------
                                            2000      2001           2002      2003      2004
                                           -----------------       ---------------------------
Revenue                                    $20,254   $19,048       $17,995   $18,008   $18,023
   Cost of Sales                            11,574    11,605        10,921    10,921    10,921
                                           -----------------       ---------------------------
   Gross Margin                              8,680     7,443         7,074     7,087     7,102
   Operating Expenses                        6,619     6,455         6,369     5,934     6,009
                                           -----------------       ---------------------------
EBITDA                                       2,061       988           705     1,153     1,093
   less: Deprec. & Amort.                      189       232           221       140       110
                                           -----------------       ---------------------------
EBIT                                         1,872       756           484     1,013       983
   Income Taxes                                837       442           191       400       388
                                           -----------------       ---------------------------
After-tax Income before                      1,035       314           293       613       594
Interest
   Add: Deprec. & Amort.                       189       232           221       140       110
   Add: (Used) Sourced by Net Wkg Cap        1,695    (1,461)          127       (22)       --
   Less: Capital Expenditures                  262       150           150       250       150
                                           -----------------       ---------------------------
Free Cash Flows                            $ 2,657   $(1,065)      $   491   $   481   $   554
                                           =================       ===========================

Estimated Range of Enterprise
Values

                                        Terminal Perpetual Growth Rates
Discount                     ---------------------------------------------------
  Rate                        4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
--------------------------------------------------------------------------------
   15.0%                     $8,522   $8,709   $8,906   $9,111   $9,327   $9,555
   17.5%                     $6,825   $6,945   $7,069   $7,199   $7,333   $7,473
                                               ---------------
   20.0%                     $5,667   $5,750   $5,835   $5,923   $6,014   $6,108
   22.5%                     $4,830   $4,890   $4,951   $5,014   $5,079   $5,146
                                               ---------------
   25.0%                     $4,198   $4,243   $4,289   $4,336   $4,384   $4,433
   27.5%                     $3,705   $3,740   $3,775   $3,811   $3,848   $3,886

                                                        ------
                                        Average of Box  $5,431
                                                        ------

Estimated Range of Equity Values

                                     Terminal Perpetual Growth Rates
Discount               ---------------------------------------------------------
  Rate                    4.00%    4.25%     4.50%     4.75%    5.00%      5.25%
--------------------------------------------------------------------------------
   15.0%               $12,515   $12,702   $12,899   $13,104   $13,320   $13,548
   17.5%               $10,818   $10,938   $11,062   $11,192   $11,326   $11,466
                                           -----------------
   20.0%               $ 9,660   $ 9,743   $ 9,828   $ 9,916   $10,007   $10,101
   22.5%               $ 8,823   $ 8,883   $ 8,944   $ 9,007   $ 9,072   $ 9,139
                                           -----------------
   25.0%               $ 8,191   $ 8,236   $ 8,282   $ 8,329   $ 8,377   $ 8,426
   27.5%               $ 7,698   $ 7,733   $ 7,768   $ 7,804   $ 7,841   $ 7,879

                                                     -------
                                    Average of Box   $ 9,424
                                                     -------

Terminal - Value  Perpetual Growth
Terminal Values

                                          Terminal Perpetual Growth Rates
                             ---------------------------------------------------
                              4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
                             ---------------------------------------------------
EBITDA                       $1,136   $1,139   $1,142   $1,144   $1,147   $1,150
   less: Deprec. & Amort.        --       --       --       --       --       --
                             ---------------------------------------------------
EBIT                          1,136    1,139    1,142    1,144    1,147    1,150
   Income Taxes                  --       --       --       --       --       --
                             ---------------------------------------------------
After-tax Income before In    1,136    1,139    1,142    1,144    1,147    1,150
   Add: Deprec. & Amort.         --       --       --       --       --       --
   Add: (Used) from by Net       --       --       --       --       --       --
   Less: Capital Expenditure     --       --       --       --       --       --
                             ---------------------------------------------------
Free Cash Flows              $1,136   $1,139   $1,142   $1,144   $1,147   $1,150
                             ===================================================

Disc Rate                          Perpetual Growth Terminal Values
--------------------------------------------------------------------------------
   15.0%               $10,330   $10,595   $10,874   $11,165   $11,472   $11,794
   17.5%               $ 8,417   $ 8,596   $ 8,783   $ 8,976   $ 9,178   $ 9,387
   20.0%               $ 7,102   $ 7,232   $ 7,366   $ 7,505   $ 7,648   $ 7,796
   22.5%               $ 6,142   $ 6,241   $ 6,343   $ 6,448   $ 6,555   $ 6,666
   25.0%               $ 5,411   $ 5,489   $ 5,569   $ 5,652   $ 5,736   $ 5,822
   27.5%               $ 4,835   $ 4,899   $ 4,964   $ 5,031   $ 5,099   $ 5,168

Discounted Terminal Values as Percentage of Enterprise Values

                                         Terminal Perpetual Growth Rates
Discount                          ---------------------------------------------
  Rate                            4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
-------------------------------------------------------------------------------
   15.0%                          85.5%   85.8%   86.1%   86.4%   86.7%   87.0%
   17.5%                          82.4%   82.7%   83.0%   83.3%   83.6%   83.9%
                                                  ------------
   20.0%                          79.4%   79.7%   80.0%   80.3%   80.6%   80.9%
   22.5%                          76.6%   76.8%   77.1%   77.4%   77.7%   78.0%
                                                  ------------
   25.0%                          73.8%   74.1%   74.3%   74.6%   74.9%   75.2%
   27.5%                          71.1%   71.4%   71.6%   71.9%   72.2%   72.4%

                                                          ----
                                          Average of Box  78.7%
                                                          ----

Estimated Range of Equity Values per Share

                                           Terminal Perpetual Growth Rates
Discount                          ---------------------------------------------
  Rate                            4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
-------------------------------------------------------------------------------
   15.0%                          $2.14   $2.17   $2.21   $2.24   $2.28   $2.32
   17.5%                          $1.85   $1.87   $1.89   $1.92   $1.94   $1.96
                                                  -------------
   20.0%                          $1.65   $1.67   $1.68   $1.70   $1.71   $1.73
   22.5%                          $1.51   $1.52   $1.53   $1.54   $1.55   $1.56
                                                  -------------
   25.0%                          $1.40   $1.41   $1.42   $1.43   $1.43   $1.44
   27.5%                          $1.32   $1.32   $1.33   $1.34   $1.34   $1.35

                                                          -----
                                          Average of Box  $1.61
                                                          -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

 Detailed Profit and Loss - Revised Case 1
($ in thousands)

                                        Actual                           Projected
                                -----------------------------------------------------------------
                                FY ended February 28/29,    FY ending February 28/29,
                                ------------------------   ---------------------------   Terminal
                                    2000       2001         2002      2003      2004      Period
                                   --------------------------------------------------------------
Revenues
   Royalty Income                  $ 5,394    $ 5,267      $ 5,157   $ 5,157   $ 5,157
   Pelican Paper Sales              13,881     13,424       12,529    12,529    12,529
   Franchise Sales                      27         46           40        40        40
   AMOS & Orderprinting.com
   & Other                             952        311          269       282       297
                                   ---------------------------------------------------
   Total                           $20,254    $19,048      $17,995   $18,008   $18,023

Cost of Goods Sold
   Cost of Sales Paper              11,574     11,605       10,921    10,921    10,921
                                   ---------------------------------------------------
Gross Margin                       $ 8,680    $ 7,443      $ 7,074   $ 7,087   $ 7,102

Less Operating Expenses
   Salaries and Employee
   Benefits                                     2,787        3,027     2,740     2,822
   General and Administrative
   Expenses                                       574          570       599       616
   IT Programming Costs                           669          457       550       550
   Occupancy Costs                                204          182       187       193
   Travel and Entertainment                       375          370       389       396
   Professional Fees                              236          579       200       206
   Bad Debt Expense                             1,452          900       900       900
   Management Incentive                           125          200       250       250
   Net Loss Company Plants                         31           84       120        75
                                   ---------------------------------------------------
   Total                              6619       6453         6369      5934      6009

EBITDA                             $ 2,061    $   990      $   705   $ 1,153   $ 1,093

                                       Actual                        Projected
                             ------------------------   ------------------------------------
                             FY ended February 28/29,   FY ending February 28/29,   Terminal
                             ------------------------   -------------------------
                               1999   2000    2001         2002   2003   2004        Period
                             ---------------------------------------------------------------
Growth Assumptions
Royalty Income                                -2.4%         -2.1%    0.0%    0.0%
Pelican Paper Sales                           -3.3%         -6.7%    0.0%    0.0%
Franchise Sales                               70.4%        -13.0%    0.0%    0.0%
AMOS & Orderprinting.com
& Other                                      -67.3%        -13.5%    5.0%    5.0%
                             ---------------------------------------------------
Total                                         -6.0%         -5.5%    0.1%    0.1%


Cost of Paper Sales Margin            16.6%   13.6%         12.8%   12.8%   12.8%

Gross Margin                          42.9%   39.1%         39.3%   39.4%   39.4%


Salaries and Employee
Benefits                                                     8.6%   -9.5%    3.0%
General and Administrative
Expenses                                                    -0.7%    5.0%    3.0%
IT Programming Costs                                       -31.7%   20.4%    0.0%
Occupancy Costs                                            -10.8%    3.0%    3.0%
Travel and Entertainment                                    -1.3%    5.0%    2.0%
Professional Fees                                          145.3%  -65.5%    3.0%
Bad Debt Expense                                           -38.0%    0.0%    0.0%
Management Incentive                                        60.0%   25.0%    0.0%
Net Loss Company Plants                                    171.0%   42.9%  -37.5%
                             ---------------------------------------------------
                                              -2.5%         -1.3%   -6.8%    1.3%

EBITDA %                              10.2%    5.2%          3.9%    6.4%    6.1%

--------------------------------------------------------------------------------

Sources of information: Company Financials, Projections and Management.

 Discounted Cash Flow Analysis - Revised Case 2
($ in thousands)

Free Cash Flows

                                                  Actual                     Projected
                                         ------------------------   ---------------------------
                                         FY ended February 28/29,    FY ending February 28/29,
                                         ------------------------   ---------------------------
                                              2000       2001         2002      2003      2004
                                         ------------------------   ---------------------------
Revenue                                      $20,254   $19,048      $17,995   $18,363   $18,739
   Cost of Sales                              11,574    11,605       10,921    11,139    11,362
                                             --------------------------------------------------
   Gross Margin                                8,680     7,443        7,074     7,224     7,376
   Operating Expenses                          6,619     6,455        6,369     5,934     6,009
                                             --------------------------------------------------
EBITDA                                         2,061       988          705     1,289     1,367
   less: Deprec. & Amort.                        189       232          221       140       110
                                             --------------------------------------------------
EBIT                                           1,872       756          484     1,149     1,257
   Income Taxes                                  837       442          191       454       497
                                             --------------------------------------------------
After-tax Income before
Interest                                       1,035       314          293       695       761
   Add: Deprec. & Amort.                         189       232          221       140       110
   Add: (Used) Sourced by Net Wkg Cap.         1,695    (1,461)         127       (79)      (57)
   Less: Capital Expenditures                    262       150          150       250       150
                                             --------------------------------------------------
Free Cash Flows                              $ 2,657   $(1,065)     $   491   $   506   $   664
                                             ==================================================

Estimated Range of Enterprise Values

                                          Terminal Revenue Multiple
Discount                     ---------------------------------------------------
  Rate                        0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
--------------------------------------------------------------------------------
15.0%                        $2,657   $3,979   $5,300   $6,621   $7,943   $9,264
17.5%                        $2,546   $3,798   $5,050   $6,302   $7,554   $8,806
                                               ---------------
20.0%                        $2,442   $3,630   $4,818   $6,006   $7,194   $8,381
22.5%                        $2,345   $3,473   $4,601   $5,729   $6,858   $7,986
                                               ---------------
25.0%                        $2,254   $3,327   $4,399   $5,472   $6,545   $7,617
27.5%                        $2,169   $3,190   $4,210   $5,231   $6,252   $7,273
                                                        ------
                                       Average of Box   $5,288
                                                        ------

Estimated Range of Equity Values

                                         Terminal Revenue Multiple
Discount                  ------------------------------------------------------
  Rate                     0.10x    0.20x    0.30x    0.40x     0.50x     0.60x
--------------------------------------------------------------------------------
15.0%                     $6,650   $7,972   $9,293   $10,614   $11,936   $13,257
17.5%                     $6,539   $7,791   $9,043   $10,295   $11,547   $12,799
                                            ----------------
20.0%                     $6,435   $7,623   $8,811   $ 9,999   $11,187   $12,374
22.5%                     $6,338   $7,466   $8,594   $ 9,722   $10,851   $11,979
                                            ----------------
25.0%                     $6,247   $7,320   $8,392   $ 9,465   $10,538   $11,610
27.5%                     $6,162   $7,183   $8,203   $ 9,224   $10,245   $11,266
                                                     -------
                                    Average of Box   $ 9,281
                                                     -------

                                               ---------------------------------
                                               Terminal Value - Revenue Multiple
                                               ---------------------------------

                                          Terminal Revenue Multiple
                            ----------------------------------------------------
                             0.10x    0.20x    0.30x    0.40x    0.50x    0.60x
                            ----------------------------------------------------
Revenue Terminal Value      $1,874   $3,748   $5,622   $7,495   $9,369   $11,243
                            ====================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                              Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------------------------------------------------------------------------------
15.0%                              49.7%   66.4%   74.8%   79.8%   83.2%   85.6%
17.5%                              49.2%   65.9%   74.4%   79.5%   82.9%   85.3%
                                                   ------------
20.0%                              48.6%   65.5%   74.0%   79.1%   82.6%   85.0%
22.5%                              48.1%   65.0%   73.6%   78.8%   82.3%   84.8%
                                                   ------------
25.0%                              47.6%   64.5%   73.2%   78.4%   82.0%   84.5%
27.5%                              47.1%   64.0%   72.7%   78.1%   81.6%   84.2%
                                                           ----
                                          Average of Box   76.4%
                                                           ----

Estimated Range of Equity Values per Share

                                              Terminal Revenue Multiple
Discount                           ---------------------------------------------
  Rate                             0.10x   0.20x   0.30x   0.40x   0.50x   0.60x
--------------------------------------------------------------------------------
15.0%                              $1.14   $1.36   $1.59   $1.82   $2.04   $2.27
17.5%                              $1.12   $1.33   $1.55   $1.76   $1.98   $2.19
                                                   -------------
20.0%                              $1.10   $1.30   $1.51   $1.71   $1.91   $2.12
22.5%                              $1.08   $1.28   $1.47   $1.66   $1.86   $2.05
                                                   -------------
25.0%                              $1.07   $1.25   $1.44   $1.62   $1.80   $1.99
27.5%                              $1.05   $1.23   $1.40   $1.58   $1.75   $1.93
                                                           -----
                                          Average of Box   $1.59
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2
($ in thousands)

Free Cash Flows

                                                   Actual                     Projected
                                         ------------------------------------------------------
                                         FY ended February 28/29,    FY ending February 28/29,
                                         ------------------------------------------------------
                                              2000      2001          2002      2003      2004
                                         ------------------------------------------------------
Revenue                                     $20,254   $19,048       $17,995   $18,363   $18,739
   Cost of Sales                             11,574    11,605        10,921    11,139    11,362
                                         ------------------------------------------------------
   Gross Margin                               8,680     7,443         7,074     7,224     7,376
   Operating Expenses                         6,619     6,455         6,369     5,934     6,009
                                         ------------------------------------------------------
EBITDA                                        2,061       988           705     1,289     1,367
   less: Deprec. & Amort.                       189       232           221       140       110
                                         ------------------------------------------------------
EBIT                                          1,872       756           484     1,149     1,257
   Income Taxes                                 837       442           191       454       497
                                         ------------------------------------------------------
After-tax Income before Interest              1,035       314           293       695       761
   Add: Deprec. & Amort.                        189       232           221       140       110
   Add: (Used) Sourced by Net Wkg Cap.        1,695    (1,461)          127       (79)      (57)
   Less: Capital Expenditures                   262       150           150       250       150
                                         ------------------------------------------------------
Free Cash Flows                             $ 2,657   $(1,065)      $   491   $   506   $   664
                                         ======================================================

Estimated Range of Enterprise Values

                                           Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
15.0%                        $3,265   $3,747   $4,229   $4,470   $4,952   $5,434
17.5%                        $3,121   $3,578   $4,035   $4,263   $4,720   $5,177
                                               ---------------
20.0%                        $2,988   $3,421   $3,855   $4,071   $4,505   $4,938
22.5%                        $2,863   $3,275   $3,687   $3,892   $4,304   $4,716
                                               ---------------
25.0%                        $2,747   $3,138   $3,530   $3,725   $4,117   $4,508
27.5%                        $2,638   $3,010   $3,383   $3,569   $3,942   $4,314
                                                        ------
                                       Average of Box   $3,876
                                                        ------

Estimated Range of Equity Values

                                           Terminal EBITDA Multiple
Discount                     ---------------------------------------------------
  Rate                        2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
--------------------------------------------------------------------------------
15.0%                        $7,258   $7,740   $8,222   $8,463   $8,945   $9,427
17.5%                        $7,114   $7,571   $8,028   $8,256   $8,713   $9,170
                                               ---------------
20.0%                        $6,981   $7,414   $7,848   $8,064   $8,498   $8,931
22.5%                        $6,856   $7,268   $7,680   $7,885   $8,297   $8,709
                                               ---------------
25.0%                        $6,740   $7,131   $7,523   $7,718   $8,110   $8,501
27.5%                        $6,631   $7,003   $7,376   $7,562   $7,935   $8,307
                                                        ------
                                       Average of Box   $7,869
                                                        ------

                                                --------------------------------
                                                Terminal Value - EBITDA Multiple
                                                --------------------------------

Terminal Values

                                           Terminal EBITDA Multiple
                             ---------------------------------------------------
                              2.00x    2.50x    3.00x    3.25x    3.75x    4.25x
                             ---------------------------------------------------
EBITDA Terminal Value        $2,735   $3,419   $4,102   $4,444   $5,128   $5,812
                             ===================================================

Discounted Terminal Values as Percentage of Enterprise Values

                                    Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
15.0%                              83.8%   64.3%   68.4%   70.1%   73.0%   75.4%
17.5%                              58.5%   63.8%   67.9%   69.7%   72.6%   75.0%
                                                   ------------
20.0%                              58.0%   63.3%   67.5%   69.2%   72.2%   74.6%
22.5%                              57.5%   62.9%   67.0%   68.7%   71.7%   74.2%
                                                   ------------
25.0%                              57.0%   62.4%   66.5%   68.3%   71.3%   73.8%
27.5%                              56.5%   61.9%   66.1%   67.8%   70.9%   73.4%
                                                           ----
                                          Average of Box   68.1%
                                                           ----

Estimated Range of Equity Values per Share

                                              Terminal EBITDA Multiple
Discount                           ---------------------------------------------
  Rate                             2.00x   2.50x   3.00x   3.25x   3.75x   4.25x
--------------------------------------------------------------------------------
15.0%                              $1.24   $1.32   $1.41   $1.45   $1.53   $1.61
17.5%                              $1.22   $1.30   $1.37   $1.41   $1.49   $1.57
20.0%                              $1.19   $1.27   $1.34   $1.38   $1.45   $1.53
22.5%                              $1.17   $1.24   $1.31   $1.35   $1.42   $1.49
25.0%                              $1.15   $1.22   $1.29   $1.32   $1.39   $1.45
27.5%                              $1.13   $1.20   $1.26   $1.29   $1.36   $1.42
                                                           -----
                                          Average of Box   $1.35
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Discounted Cash Flow Analysis - Revised Case 2
($ in thousands)

Free Cash Flows

                                                 Actual                     Projected
                                        ------------------------------------------------------
                                        FY ended February 28/29,    FY ending February 28/29,
                                        ------------------------------------------------------
                                             2000      2001          2002      2003      2004
                                        ------------------------------------------------------
Revenue                                    $20,254   $19,048       $17,995   $18,363   $18,739
   Cost of Sales                            11,574    11,605        10,921    11,139    11,362
                                        ------------------------------------------------------
   Gross Margin                              8,680     7,443         7,074     7,224     7,376
   Operating Expenses                        6,619     6,455         6,369     5,934     6,009
                                        ------------------------------------------------------
EBITDA                                       2,061       988           705     1,289     1,367
   less: Deprec. & Amort.                      189       232           221       140       110
                                        ------------------------------------------------------
EBIT                                         1,872       756           484     1,149     1,257
   Income Taxes                                837       442           191       454       497
                                        ------------------------------------------------------
After-tax Income before
Interest                                     1,035       314           293       695       761
   Add: Deprec. & Amort.                       189       232           221       140       110
   Add: (Used) Sourced by Net Wkg Cap        1,695    (1,461)          127       (79)      (57)
   Less: Capital Expenditures                  262       150           150       250       150
                                        ------------------------------------------------------
Free Cash Flows                            $ 2,657   $(1,065)      $   491   $   506   $   664
                                        ======================================================

Estimated Range of Enterprise Values

                                     Terminal Perpetual Growth Rates
Discount               ---------------------------------------------------------
  Rate                  4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
--------------------------------------------------------------------------------
15.0%                  $10,452   $10,687   $10,933   $11,190   $11,461   $11,745
17.5%                  $ 8,333   $ 8,483   $ 8,639   $ 8,801   $ 8,969   $ 9,145
                                           -----------------
20.0%                  $ 6,889   $ 6,992   $ 7,099   $ 7,209   $ 7,322   $ 7,440
22.5%                  $ 5,845   $ 5,920   $ 5,996   $ 6,075   $ 6,157   $ 6,240
                                           -----------------
25.0%                  $ 5,058   $ 5,114   $ 5,172   $ 5,230   $ 5,291   $ 5,353
27.5%                  $ 4,445   $ 4,488   $ 4,533   $ 4,578   $ 4,624   $ 4,672
                                                     -------
                                    Average of Box   $ 6,595
                                                     -------

Estimated Range of Equity Values

                                    Terminal Perpetual Growth Rates
Discount               ---------------------------------------------------------
  Rate                  4.00%     4.25%     4.50%     4.75%     5.00%     5.25%
--------------------------------------------------------------------------------
 15.0%                 $14,445   $14,680   $14,926   $15,183   $15,454   $15,738
 17.5%                 $12,326   $12,476   $12,632   $12,794   $12,962   $13,138
                                           -----------------
 20.0%                 $10,882   $10,985   $11,092   $11,202   $11,315   $11,433
 22.5%                 $ 9,838   $ 9,913   $ 9,989   $10,068   $10,150   $10,233
                                           -----------------
 25.0%                 $ 9,051   $ 9,107   $ 9,165   $ 9,223   $ 9,284   $ 9,346
 27.5%                 $ 8,438   $ 8,481   $ 8,526   $ 8,571   $ 8,617   $ 8,665

                                                     -------
                                    Average of Box   $10,588
                                                     -------

                                               ---------------------------------
                                               Terminal Value - Perpetual Growth
                                               ---------------------------------
Terminal Values
                                       Terminal Perpetual Growth Rates
                             ---------------------------------------------------
                              4.00%    4.25%    4.50%    4.75%    5.00%    5.25%
                             ---------------------------------------------------
EBITDA                       $1,422   $1,426   $1,429   $1,432   $1,436   $1,439
less: Deprec. & Amort.           --       --       --       --       --       --
                             ---------------------------------------------------
EBIT                          1,422    1,426    1,429    1,432    1,436    1,439
Income Taxes                     --       --       --       --       --       --
                             ---------------------------------------------------
After-tax Income before       1,422    1,426    1,429    1,432    1,436    1,439
In
Add: Deprec. & Amort.            --       --       --       --       --       --
Add: (Used)from by Net           --       --       --       --       --       --
Less: Capital                    --       --       --       --       --       --
Expenditure
                             ---------------------------------------------------
Free Cash Flows              $1,422   $1,426   $1,429   $1,432   $1,436   $1,439
                             ===================================================

Disc Rate                          Perpetual Growth Terminal Values
--------------------------------------------------------------------------------
  15.0%                $12,929   $13,261   $13,610   $13,975   $14,359   $14,762
  17.5%                $10,535   $10,759   $10,992   $11,235   $11,487   $11,749
  20.0%                $ 8,889   $ 9,051   $ 9,220   $ 9,393   $ 9,572   $ 9,758
  22.5%                $ 7,687   $ 7,812   $ 7,939   $ 8,070   $ 8,205   $ 8,344
  25.0%                $ 6,772   $ 6,870   $ 6,971   $ 7,074   $ 7,179   $ 7,287
  27.5%                $ 6,052   $ 6,132   $ 6,213   $ 6,296   $ 6,382   $ 6,469

Discounted Terminal Values as Percentage of
Enterprise Values

                                         Terminal Perpetual Growth Rates
Discount                           ---------------------------------------------
  Rate                             4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
--------------------------------------------------------------------------------
  15.0%                            87.2%   87.5%   87.8%   88.1%   88.3%   88.6%
  17.5%                            84.5%   84.7%   85.0%   85.3%   85.6%   85.9%
                                                   ------------
  20.0%                            81.8%   82.1%   82.3%   82.6%   82.9%   83.1%
  22.5%                            79.2%   79.5%   79.7%   80.0%   80.2%   80.5%
                                                   ------------
  25.0%                            76.6%   76.9%   77.2%   77.4%   77.7%   77.9%
  27.5%                            74.2%   74.4%   74.7%   74.9%   75.2%   75.4%

                                                           ----
                                    Average of Box         81.2%
                                                           ----

Estimated Range of Equity Values per Share

                                          Terminal Perpetual Growth Rates
Discount                           ---------------------------------------------
 Rate                              4.00%   4.25%   4.50%   4.75%   5.00%   5.25%
--------------------------------------------------------------------------------
 15.0%                             $2.47   $2.51   $2.55   $2.60   $2.64   $2.69
 17.5%                             $2.11   $2.14   $2.16   $2.19   $2.22   $2.25
                                                   -----   -----
 20.0%                             $1.86   $1.88   $1.90   $1.92   $1.94   $1.96
 22.5%                             $1.68   $1.70   $1.71   $1.72   $1.74   $1.75
                                                   -----   -----
 25.0%                             $1.55   $1.56   $1.57   $1.58   $1.59   $1.60
 27.5%                             $1.44   $1.45   $1.46   $1.47   $1.47   $1.48

                                                           -----
                                    Average of Box         $1.81
                                                           -----

--------------------------------------------------------------------------------
All Discounted amounts have been calculated utilizing a mid-year convention.

Sources of information: Company Financials, Projections and Management.

Detailed Profit and Loss - Revised Case 2

($ in thousands)

                                               Actual                     Projected
                                      ------------------------   ---------------------------
                                      FY ended February 28/29,    FY ending February 28/29,
                                      ------------------------   ---------------------------   Terminal
                                           2000       2001         2002      2003     2004      Period
                                          -----------------      --------------------------------------
Revenues

   Royalty Income                         $ 5,394   $ 5,267      $ 5,157   $ 5,260   $ 5,365
   Pelican Paper Sales                     13,881    13,424       12,529    12,780    13,035
   Franchise Sales                             27        46           40        41        42
   AMOS & Orderprinting.com & Other           952       311          269       282       297
                                          -----------------      ---------------------------
   Total                                  $20,254   $19,048      $17,995   $18,363   $18,739

Cost of Goods Sold

   Cost of Sales Paper                     11,574    11,605       10,921    11,139    11,362
                                          -----------------      ---------------------------
Gross Margin                              $ 8,680   $ 7,443      $ 7,074   $ 7,224   $ 7,376

Less Operating Expenses

   Salaries and Employee                              2,787        3,027     2,740     2,822
   Benefits
   General and Administrative                           574          570       599       616
   Expenses
   IT Programming Costs                                 669          457       550       550
   Occupancy Costs                                      204          182       187       193
   Travel and Entertainment                             375          370       389       396
   Professional Fees                                    236          579       200       206
   Bad Debt Expense                                   1,452          900       900       900
   Management Incentive                                 125          200       250       250
   Net Loss Company Plants                               31           84       120        75
                                          -----------------      ---------------------------
   Total                                     6619      6453         6369      5934      6009

EBITDA                                    $ 2,061   $   990      $   705   $ 1,289   $ 1,367

                                              Actual                         Projected
                                      ------------------------   ------------------------------------
                                      FY ended February 28/29,   FY ending February 28/29,
                                      ------------------------   -------------------------   Terminal
                                       1999   2000     2001       2002     2003      2004     Period
                                       ---------------------     ------------------------------------
Growth Assumptions
Royalty Income                                         -2.4%      -2.1%     2.0%     2.0%
Pelican Paper Sales                                    -3.3%      -6.7%     2.0%     2.0%
Franchise Sales                                        70.4%     -13.0%     2.0%     2.0%
AMOS & Orderprinting.com & Other                      -67.3%     -13.5%     5.0%     5.0%
                                       -------------------------------------------------
Total                                                  -6.0%      -5.5%     2.0%     2.0%

Cost of Paper Sales Margin                    16.6%    13.6%      12.8%    12.8%    12.8%

Gross Margin                                  42.9%    39.1%      39.3%    39.3%    39.4%

Salaries and Employee                                              8.6%    -9.5%     3.0%
Benefits
General and Administrative Expenses                               -0.7%     5.0%     3.0%
IT Programming Costs                                             -31.7%    20.4%     0.0%
Occupancy Costs                                                  -10.8%     3.0%     3.0%
Travel and Entertainment                                          -1.3%     5.0%     2.0%
Professional Fees                                                145.3%   -65.5%     3.0%
Bad Debt Expense                                                 -38.0%     0.0%     0.0%
Management Incentive                                              60.0%    25.0%     0.0%
Net Loss Company Plants                                          171.0%    42.9%   -37.5%
                                       -------------------------------------------------
                                                       -2.5%      -1.3%    -6.8%     1.3%

EBITDA %                                      10.2%     5.2%       3.9%     7.0%     7.3%

--------------------------------------------------------------------------------

Sources of information: Company Financials, Projections and Management.

Adjusted Net Book Value Analysis  as of August 31, 2001
($ in thousands)

                                                                 Going Concern Premise
                                                                 ---------------------
                                                    Unadjusted
                                                    Book Value   Adjustments   Notes   Adjusted
                                                    ----------   -----------   -----   --------
Current Assets:
   Cash & Equivalents                                 $ 2,823      $    --              $2,823
   Cash National Account                              $   347      $  (149)      a      $  198
   Accounts Receivable, net                             2,043       (1,022)      b       1,022
   Notes Receivable, net                                   --           --       c          --
   Inventory                                            2,375       (1,544)      d         831
   Assets Held For Sale                                   150         (150)      e          --
   Prepaid Expenses                                       111         (111)      f          --
                                                      -------      -------              ------
Total Current Assets                                    7,849       (2,975)              4,874

Term Assets:
   Net Property, Plant & Equipment                        423         (275)      g         148
   Net Long Term Notes and Receivables                  6,511       (3,256)      h       3,256
   Intangible Assets                                      219         (219)      I          --
   Security Deposits                                       24           --       j          24
   Deferred Tax Assets                                  1,155       (1,155)      k          --
                                                      -------      -------              ------
Total Term Assets                                       1,398       (1,374)                24
                                                      -------      -------              ------

Total Assets                                          $16,181      $(7,880)             $8,301
                                                      =======      =======              ======

                                                                  Going Concern Premise
                                                                  ---------------------
                                                    Unadjusted
                                                    Book Value   Adjustments   Notes   Adjusted
                                                    ----------   -----------   -----   --------
Current Liabilities:
   Notes Payable, Current                                  86           --                  86
   Accounts Payable                                       286         (149)      l         137
   Accured Expenses                                       580           --                 580
   Deferred Revenue, Current                               --           --                  --
                                                      -------      -------              ------
Total Current Liabilities                                 952         (149)                803

Long Term Liabilities
   Notes Payable                                          194           --                 194
   Deferred Revenue                                       487         (487)      m          --
                                                      -------      -------              ------
   Total Long Term Liabilities                            681           --                 194

Contingent Liabilities
   Other                                                   --          700       n         700
                                                      -------      -------              ------
Total Contingent Liabilities                               --          700                 700
                                                      -------      -------              ------

Total Liabilities                                       1,633           --               1,697
                                                      -------      -------              ------

Net Book Value                                        $14,548      $(7,880)             $6,604
                                                      =======      =======              ======

Fair Market Value                                                                        6,604
   Add Cash From Exercise of In The Money Options                                           16
                                                                                        ------
                                                                                         6,620
   Less Liquidation Costs                                                                 (200)
                                                                                        ------
                                                                                         6,420
Number Outstanding Shares, Fully Diluted                            5,843
                                                                                        ------
Fair Market Value, Per Share                                                            $ 1.10
                                                                                        ======

-----------------------------------------------------------------
Explanation of Notes:
a    Assumed cash from exercise of options
b    Write off PharmaSee Network assets
c    Assumed Fair Market Value of Video Tape Library (1)
d    Assumed Fair Market Value of Software Technology (1)
-----------------------------------------------------------------
(1)  As provided by Company Management.

Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Analysis, as of August 31, 2001

($ in thousands)

                                                     Payment      Adjusted Value
Plant  Location                             Notes   Probability       of Notes
-------------------------------------------------------------------------------
   1   Fort Lauderdale                          *         *               *
   2   Port St. Lucie                           *         *               *
   9   Tampa                                    *         *               *
  10   Jacksonville                             *         *               *
2010   Holbrook                                 *         *               *
2033   Greensboro                               *         *               *
2038   Pittsburgh                               *         *               *
2043   Waterbury                                *         *               *
2044   Philadelphia                             *         *               *
2046   Upper Saddle River                       *         *               *
2049   Louisville                               *         *               *
2053   Marietta                                 *         *               *
2054   New York                                 *         *               *
3013   Costa Mesa                               *         *               *
3028   Anaheim                                  *         *               *
3040   San Marcos                               *         *               *
3045   Hawaii                                   *         *               *
3048   Spokane                                  *         *               *
3051   Gardena                                  *         *               *
4001   Columbus                                 *         *               *
4014   Indiana                                  *         *               *
4022   Toledo                                   *         *               *
4027   Waukegan                                 *         *               *
4028   Detroit                                  *         *               *
4033   Brookfield                               *         *               *
4034   Kansas City                              *         *               *
4035   Akron                                    *         *               *
4036   Cleveland                                *         *               *
6012   Dallas                                   *         *               *
7001   Mississauga                              *         *               *
7010   Vancouver                                *         *               *
                                           ------      ----         -------
       Totals                              $7,230         0%        $ 4,566
                                           ======      ====         =======
Cash Value of Notes with Factoring                       70%        $ 3,196
                                                                    =======

(1)  As provided by Company Management.

Sources of Information: Company Financial Statements and Company Management

BCT International, Inc.
Notes Analysis, as of August 31, 2001

($ in thousands)

                                     Hank            Payment    Adjusted Value
Plant   Location                    Rating  Notes  Probability     of Notes
------------------------------------------------------------------------------
   1    Fort Lauderdale                  *     *           *          *
   2    Port St. Lucie                   *     *           *          *
   9    Tampa                            *     *           *          *
  10    Jacksonville                     *     *           *          *
2010    Holbrook                         *     *           *          *
2033    Greensboro                       *     *           *          *
2038    Pittsburgh                       *     *           *          *
2043    Waterbury                        *     *           *          *
2044    Philadelphia                     *     *           *          *
2046    Upper Saddle River               *     *           *          *
2049    Louisville                       *     *           *          *
2053    Marietta                         *     *           *          *
2054    New York                         *     *           *          *
3013    Costa Mesa                       *     *           *          *
3028    Anaheim                          *     *           *          *
3040    San Marcos                       *     *           *          *
3045    Hawaii                           *     *           *          *
3048    Spokane                          *     *           *          *
3051    Gardena                          *     *           *          *
4001    Columbus                         *     *           *          *
4014    Indiana                          *     *           *          *
4022    Toledo                           *     *           *          *
4027    Waukegan                         *     *           *          *
4028    Detroit                          *     *           *          *
4033    Brookfield                       *     *           *          *
4034    Kansas City                      *     *           *          *
4035    Akron                            *     *           *          *
4036    Cleveland                        *     *           *          *
6012    Dallas                           *     *           *          *
7001    Mississauga                      *     *           *          *
7010    Vancouver                        *     *           *          *
                                    ------            ------
        Totals                      $7,230     0%     $2,750
                                    ======            ======
Cash Value of Notes with Factoring            70%     $1,925
                                                      ======

Key

if Rating:   Payment Probability
----------   -------------------
5-10                100%
 4                   80%
 3                   70%
 2                   50%
 1                   20%
 0                    0%

(1)  As provided by Company Management.

Sources of Information: Company Financial Statements and Company Management

Comparative Summary Income Statements
($ in thousands except per share)

                                                                                          for 3 months ended     LTM
                                                 for years ended February 28/29,                May 31,        May 31,
                                        -----------------------------------------------   ------------------   -------
                                          1997      1998      1999      2000      2001       2000     2001       2001
                                        -----------------------------------------------     ---------------    -------
Royalties and Franchise Fees            $ 4,852   $ 4,921   $ 5,356   $ 5,394   $ 5,267     $1,471   $1,348    $ 5,144
Paper and Printing Sales                 10,118    11,734    12,817    13,881    13,424      3,597    3,275     13,102
Sales of Franchises                          40        44        87        27        46         15       13         44
Other Fees                                   --        --        --        --       262         43      272        491
                                        -----------------------------------------------      --------------    -------
                        Total Revenue    15,010    16,699    18,260    19,302    18,999      5,126    4,908     18,781
                                        -----------------------------------------------     ---------------    -------
Cost of Paper and Printing Sales          8,823     9,857    10,939    11,574    11,605      3,079    2,831     11,357
Selling, General & Administrative         5,820     4,171     4,290     6,619     6,455      1,266    1,806      6,995
Depreciation and Amortization               247       199       186       189       232         47       57        242
                                        -----------------------------------------------     ---------------    -------
             Total Operating Expenses    14,890    14,227    15,415    18,382    18,292      4,392    4,694     18,594
                                        -----------------------------------------------     ---------------    -------
              Operating Income (Loss)       120     2,472     2,845       920       707        734      214        187
Interest Income (Expense)                   206       321       340       336       381         78       87        390
Other Income (Expense)                       --         2         6       952        49          1        9         57
                                        -----------------------------------------------     ---------------    -------
                Pre-tax Income (Loss)       326     2,795     3,191     2,208     1,137        813      310        634
Income Tax (Benefit)                         54       986       690       837       442        317       43        168
                                        -----------------------------------------------     ---------------    -------
        Income (Loss) from Continuing
           Operations                       272     1,809     2,501     1,371       695        496      267        466
Discontinued Operations, net of Taxes      (657)     (244)     (327)     (357)      (31)        --       --        (31)
                                        -----------------------------------------------     ---------------    -------
                    Net Income (Loss)   $  (385)  $ 1,565   $ 2,174   $ 1,014   $   664     $  496   $  267    $   435
                                        ===============================================     ===============    =======
Property & Equipement Depreciation
   & Amortization                       $   221   $   173   $   160   $   163   $   206     $   40   $   50    $   216
                                        ===============================================     ===============    =======
Total Depreciation & Amortization       $   247   $   199   $   186   $   189   $   232     $   47   $   57    $   242
                                        ===============================================     ===============    =======
Capital Expenditures, net of
   Disposals (CAPEX, net)               $   240   $    88   $    82   $   262   $   150     $   44   $    7    $   113
                                        ===============================================     ===============    =======
Basic Earnings Per Share:
   From Continuing Operations           $  0.05   $  0.35   $  0.47   $  0.26   $  0.13     $ 0.09   $ 0.05    $  0.09
                                        ===============================================     ===============    =======
   From Extraordinary Items             $ (0.13)  $ (0.05)  $ (0.06)  $ (0.07)  $ (0.01)    $   --   $   --    $ (0.01)
                                        ===============================================     ===============    =======
   Net Income (Loss)                    $ (0.08)  $  0.30   $  0.41   $  0.19   $  0.13     $ 0.09   $ 0.05    $  0.09
                                        ===============================================     ===============    =======
Weighted Average Shares Outstanding
   (thousands)                            5,018     5,230     5,323     5,257     5,214      5,231    5,127
                                        ===============================================     ===============
Diluted Earnings Per Share:
   From Continuing Operations           $  0.05   $  0.33   $  0.45   $  0.25   $  0.13     $ 0.09   $ 0.05    $  0.09
                                        ===============================================     ===============    =======
   From Extraordinary Items             $ (0.13)  $ (0.04)  $ (0.06)  $ (0.07)  $ (0.01)    $   --   $   --    $ (0.01)
                                        ===============================================     ===============    =======
   Net Income (Loss)                    $ (0.08)  $  0.28   $  0.39   $  0.19   $  0.13     $ 0.09   $ 0.05    $  0.09
                                        ===============================================     ===============    =======
Weighted Average Shares Outstanding
   (thousands)                            5,018     5,540     5,596     5,388     5,235      5,277    5,127
                                        ===============================================     ===============

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Common Sized Summary Income Statements

                                                                                              for 3 months ended    LTM
                                                         for years ended February 28/29,            May 31,        May 31,
                                                      -------------------------------------   ------------------   -------
                                                       1997    1998   1999    2000     2001       2000    2001      2001
                                                      -------------------------------------      -------------      -----
Royalties and Franchise Fees                           32.3%   29.5%   29.3%   27.9%   27.7%      28.7%   27.5%      27.4%
Paper and Printing Sales                               67.4%   70.3%   70.2%   71.9%   70.7%      70.2%   66.7%      69.8%
Sales of Franchises                                     0.3%    0.3%    0.5%    0.1%    0.2%       0.3%    0.3%       0.2%
Other Fees                                              0.0%    0.0%    0.0%    0.0%    1.4%       0.8%    5.5%       2.6%
                                                      -------------------------------------      -------------      -----
                                      Total Revenue   100.0%  100.0%  100.0%  100.0%  100.0%     100.0%  100.0%     100.0%
                                                      -------------------------------------      -------------      -----
Cost of Paper and Printing Sales                       58.8%   59.0%   59.9%   60.0%   61.1%      60.1%   57.7%      60.5%
Selling, General & Administrative                      38.8%   25.0%   23.5%   34.3%   34.0%      24.7%   36.8%      37.2%
Depreciation and Amortization                           1.6%    1.2%    1.0%    1.0%    1.2%       0.9%    1.2%       1.3%
                                                      -------------------------------------      -------------      -----
                           Total Operating Expenses    99.2%   85.2%   84.4%   95.2%   96.3%      85.7%   95.6%      99.0%
                                                      -------------------------------------      -------------      -----
                            Operating Income (Loss)     0.8%   14.8%   15.6%    4.8%    3.7%      14.3%    4.4%       1.0%
Interest Income (Expense)                               1.4%    1.9%    1.9%    1.7%    2.0%       1.5%    1.8%       2.1%
Other Income (Expense)                                  0.0%    0.0%    0.0%    4.9%    0.3%       0.0%    0.2%       0.3%
                                                      -------------------------------------      -------------      -----
                              Pre-tax Income (Loss)     2.2%   16.7%   17.5%   11.4%    6.0%      15.9%    6.3%       3.4%
Income Tax (Benefit)                                    0.4%    5.9%    3.8%    4.3%    2.3%       6.2%    0.9%       0.9%
                                                      -------------------------------------      -------------      -----
   Income (Loss) from Continuing Operations             1.8%   10.8%   13.7%    7.1%    3.7%       9.7%    5.4%       2.5%
Discontinued Operations, net of Taxes                  -4.4%   -1.5%   -1.8%   -1.8%   -0.2%       0.0%    0.0%      -0.2%
                                                      -------------------------------------      -------------      -----
                                  Net Income (Loss)    -2.6%    9.4%   11.9%    5.3%    3.5%       9.7%    5.4%       2.3%
                                                      =====================================      =============      =====
Property & Equipment Depreciation & Amortization        1.5%    1.0%    0.9%    0.8%    1.1%       0.8%    1.0%       1.2%
                                                      =====================================      =============      =====
Total Depreciation & Amortization                       1.6%    1.2%    1.0%    1.0%    1.2%       0.9%    1.2%       1.3%
                                                      =====================================      =============      =====
Capital Expenditures, net of Disposals (CAPEX, net)     1.6%    0.5%    0.4%    1.4%    0.8%       0.9%    0.1%       0.6%
                                                      =====================================      =============      =====

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Comparative Summary Balance Sheets
($ in thousands, except per share)

                                                      as of February 28/29,                 as of May 31,
                                        -----------------------------------------------   -----------------
                                          1997     1998      1999       2000      2001      2000      2001
                                        -----------------------------------------------   -----------------
Assets
Current Assets
   Cash & Equivalents                   $   314   $   989   $ 1,143   $ 1,906   $ 1,799   $ 1,388   $ 2,093
   Accounts and Notes Receivable, net     1,641     2,418     3,252     3,293     3,568     3,227     2,671
   Inventory                              2,468     2,354     2,122     2,359     2,352     2,605     2,559
   Deferred Income Taxes                    312       919       476       482       321       482       321
   Prepaid & Other                          523       950     1,281       408       134       508       260
                                        -----------------------------------------------   -----------------
                 Total Current Assets     5,258     7,630     8,274     8,448     8,174     8,210     7,904

Property & Equipment                      1,437     1,331     1,442     1,633     1,707     1,626     1,715
Less Accumulated Depreciation              (675)     (794)     (982)   (1,104)   (1,234)   (1,094)   (1,286)
                                        -----------------------------------------------   -----------------
            Property & Equipment, net       762       537       460       529       473       532       429
Accounts and Notes Receivable, net        3,209     5,376     6,052     7,275     6,362     7,232     6,421
Deferred Income Taxes                     1,569       214       246       722       925       722       834
Intangible Assets, net                      337       311       284       258       232       252       226
Other Assets                                 94        89        90        89        24        89        24
                                        -----------------------------------------------   -----------------
                                        $11,229   $14,157   $15,406   $17,321   $16,190   $17,037   $15,838
                                        ===============================================   =================
Liabilities & Stockholders' Equity
Current Liabilities
   Accounts Payable                     $ 1,032   $ 1,264   $   844   $ 1,111   $   597   $   970   $   292
   Accrued Expenses                         291       777       753     1,349       403       768       389
   Interest Bearing Debt                     49       105       113       104        86       104        86
   Interest Bearing Debt, Affiliates         --        --        --        --        --        --        --
   Other                                    272       339       311       218       167       218       167
                                        -----------------------------------------------   -----------------
            Total Current Liabilities     1,644     2,485     2,021     2,782     1,253     2,060       934

Long Term Interest Bearing Debt             215       539       433       330       236       301       214
Long Term Interest Bearing Debt,             --        --        --        --        --        --        --
Affiliates
Other Long Term                              --        --        --       453       417       424       359
                                        -----------------------------------------------   -----------------
                    Total Liabilities     1,859     3,024     2,454     3,565     1,906     2,785     1,507

Stockholders' Equity
   Preferred Stock                           60        60        60        --        --        --        --
   Common Stock                             216       223       230       233       233       233       233
   Paid in Capital                       12,056    12,254    12,506    12,597    12,597    12,597    12,605
   Accumulated Earnings (Deficit)        (2,403)     (845)    1,322     2,334     2,998     2,830     3,065
   Treasury Stock                          (559)     (559)   (1,166)   (1,408)   (1,544)   (1,408)   (1,572)
                                        -----------------------------------------------   -----------------
           Total Stockholders' Equity     9,370    11,133    12,952    13,756    14,284    14,252    14,331
                                        -----------------------------------------------   -----------------
                                        $11,229   $14,157   $15,406   $17,321   $16,190   $17,037   $15,838
                                        ===============================================   =================
Net Working Capital                     $ 3,614   $ 5,145   $ 6,253   $ 5,666   $ 6,921   $ 6,150   $ 6,970
                                        ===============================================   =================
Book Value per Share                    $  1.73   $  2.00   $  2.25   $  2.36   $  2.45   $  2.45   $  2.46
                                        ===============================================   =================

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Common Sized Summary Balance Sheets

                                                      as of February 28/29,           as of May 31,
                                              -------------------------------------   -------------
Assets                                         1997    1998    1999    2000    2001    2000    2001
                                              -------------------------------------   -------------
Current Assets
   Cash & Equivalents                           2.8%    7.0%    7.4%   11.0%   11.1%    8.1%   13.2%
   Accounts and Notes Receivable, net          14.6%   17.1%   21.1%   19.0%   22.0%   18.9%   16.9%
   Inventory                                   22.0%   16.6%   13.8%   13.6%   14.5%   15.3%   16.2%
   Deferred Income Taxes                        2.8%    6.5%    3.1%    2.8%    2.0%    2.8%    2.0%
   Prepaid & Other                              4.7%    6.7%    8.3%    2.4%    0.8%    3.0%    1.6%
                       Total Current Assets    46.8%   53.9%   53.7%   48.8%   50.5%   48.2%   49.9%
Property & Equipment                           12.8%    9.4%    9.4%    9.4%   10.5%    9.5%   10.8%
Less Accumulated Depreciation                  -6.0%   -5.6%   -6.4%   -6.4%   -7.6%   -6.4%   -8.1%
                                              -------------------------------------   -------------
                  Property & Equipment, net     6.8%    3.8%    3.0%    3.1%    2.9%    3.1%    2.7%
Accounts and Notes Receivable, net             28.6%   38.0%   39.3%   42.0%   39.3%   42.4%   40.5%
Deferred Income Taxes                          14.0%    1.5%    1.6%    4.2%    5.7%    4.2%    5.3%
Intangible Assets, net                          3.0%    2.2%    1.8%    1.5%    1.4%    1.5%    1.4%
Other Assets                                    0.8%    0.6%    0.6%    0.5%    0.1%    0.5%    0.2%
                                              -------------------------------------   -------------
                                              100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                                              =====================================   =============
Liabilities & Stockholders' Equity

Current Liabilities

   Accounts Payable                             9.2%    8.9%    5.5%    6.4%    3.7%    5.7%    1.8%
   Accrued Expenses                             2.6%    5.5%    4.9%    7.8%    2.5%    4.5%    2.5%
   Interest Bearing Debt                        0.4%    0.7%    0.7%    0.6%    0.5%    0.6%    0.5%
   Interest Bearing Debt, Affiliates            0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
   Other                                        2.4%    2.4%    2.0%    1.3%    1.0%    1.3%    1.1%
                                              -------------------------------------   -------------
                  Total Current Liabilities    14.6%   17.6%   13.1%   16.1%    7.7%   12.1%    5.9%
Long Term Interest Bearing Debt                 1.9%    3.8%    2.8%    1.9%    1.5%    1.8%    1.4%
Long Term Interest Bearing Debt, Affiliates     0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
Other Long Term                                 0.0%    0.0%    0.0%    2.6%    2.6%    2.5%    2.3%
                                              -------------------------------------   -------------
                          Total Liabilities    16.6%   21.4%   15.9%   20.6%   11.8%   16.3%    9.5%
Stockholders' Equity
   Preferred Stock                              0.5%    0.4%    0.4%    0.0%    0.0%    0.0%    0.0%
   Common Stock                                 1.9%    1.6%    1.5%    1.3%    1.4%    1.4%    1.5%
   Paid in Capital                            107.4%   86.6%   81.2%   72.7%   77.8%   73.9%   79.6%
   Accumulated Earnings (Deficit)             -21.4%   -6.0%    8.6%   13.5%   18.5%   16.6%   19.4%
   Treasury Stock                              -5.0%   -3.9%   -7.6%   -8.1%   -9.5%   -8.3%   -9.9%
                                              -------------------------------------   -------------
                 Total Stockholders' Equity    83.4%   78.6%   84.1%   79.4%   88.2%   83.7%   90.5%
                                              -------------------------------------   -------------
                                              100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                                              =====================================   =============
Net Working Capital                            32.2%   36.3%   40.6%   32.7%   42.7%   36.1%   44.0%
                                              =====================================   =============

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Comparative Financial Analysis
($ in thousands, except per share)

                                                                                                   as of & for      as of & for
                                                                                                  3 months ended       LTM
                                                   as of & for years ended February 28/29,            May 31,         May 31,
                                              -----------------------------------------------   ------------------------------
                                                1997      1998      1999     2000       2001     2000       2001       2001
                                              -----------------------------------------------   -------------------------------
Financial Review

   Revenue                                    $15,010   $16,699   $18,260   $19,302   $18,999   $ 5,126   $ 4,908    $18,781
   Paper and Printing Sales Gross Margin      $ 1,295   $ 1,877   $ 1,878   $ 2,307   $ 1,819   $   518   $   444    $ 1,745
   Operating Income                           $   120   $ 2,472   $ 2,845   $   920   $   707   $   734   $   214    $   187
   Pre-tax Income (Loss)                      $   326   $ 2,795   $ 3,191   $ 2,208   $ 1,137   $   813   $   310    $   634
   Profit (Loss) from Continuing Operations   $   272   $ 1,809   $ 2,501   $ 1,371   $   695   $   496   $   267    $   466
   Net Income (Loss)                          $  (385)  $ 1,565   $ 2,174   $ 1,014   $   664   $   496   $   267    $   435
   Earnings before Interest & Taxes (EBIT)    $   120   $ 2,474   $ 2,851   $ 1,872   $   756   $   735   $   223    $   244
   Earnings before Interest, Tax, Deprec &    $   367   $ 2,673   $ 3,037   $ 2,061   $   988   $   782   $   280    $   486
   Amort (EBITDA)
   Basic Earnings Per Share                   $(0.08)   $  0.30   $  0.41   $  0.19   $  0.13   $  0.09   $  0.05    $  0.09
   Diluted Earnings Per Share                 $(0.08)   $  0.28   $  0.39      0.19   $  0.13   $  0.09   $  0.05    $  0.09
   Total Assets                               $11,229   $14,157   $15,406   $17,321   $16,190   $17,037   $15,838    $15,838
   Net Worth                                  $ 9,370   $11,133   $12,952   $13,756   $14,284   $14,252   $14,331    $14,331
   Tangible Net Worth                         $ 9,033   $10,822   $12,668   $13,498   $14,052   $14,000   $14,105    $14,105
   Total Interest Bearing Debt                $   264   $   644   $   546   $   434   $   322   $   405   $   300    $   300
   Net Interest Bearing Debt                  $   (50)  $  (345)  $ (597)   $(1,472)  $(1,477)  $  (983)  $(1,793)   $(1,793)
   Total Capitalization                       $ 9,634   $11,777   $13,498   $14,190   $14,606   $14,657   $14,631    $14,631
   Common Shares Outstanding (thousands)        5,410     5,573     5,753     5,822     5,822     5,822     5,828      5,828
   Book Value per Share                       $  1.73   $  2.00   $  2.25   $  2.36   $  2.45   $  2.45   $  2.46    $  2.46
   Tangible Book Value per Share              $  1.67   $  1.94   $  2.20   $  2.32   $  2.41   $  2.40   $  2.42    $  2.42

Financial Strength

   Quick Ratio                                    1.7       2.1       3.0       2.2       4.6       2.7       5.7        5.7
   Current Ratio                                  3.2       3.1       4.1       3.0       6.5       4.0       8.5        8.5
   Total Liabilities to Net Worth                19.8%     27.2%     18.9%     25.9%     13.3%     19.5%     10.5%      10.5%
   Total Interest Bearing Debt to Net Worth       2.8%      5.8%      4.2%      3.2%      2.3%      2.8%      2.1%       2.1%
   Total Interest Bearing Debt to Total           2.7%      5.5%      4.0%      3.1%      2.2%      2.8%      2.1%       2.1%
   Capitalization
   Net Interest Bearing Debt to Total            -0.5%     -2.9%     -4.4%    -10.4%    -10.1%     -6.7%    -12.3%     -12.3%
   Capitalization
   Interest Expense to Interest Bearing Debt       na        na        na        na        na        na        na         na
   Total Interest Bearing Debt to EBITDA          0.7       0.2       0.2       0.2       0.3       0.5       1.1        0.6
   EBITDA to Interest Expense                      na        na        na        na        na        na        na         na
   EBITDA less CAPEX, net to Interest              na        na        na        na        na        na        na         na
   Expense

Effectiveness and Efficiency

   Accounts Receivable Turnover                    na       8.2       6.4       5.9       5.5       1.6       1.6        6.4
   Inventory Turnover                              na       4.1       4.9       5.2       4.9       1.2       1.1        4.4
   Asset Turnover                                  na       1.3       1.2       1.2       1.1       0.3       0.3        1.1
   Days Sales Outstanding                          na      44.4      56.7      61.9      65.9      58.5      58.5       57.3
   Days Inventory Outstanding                      na      89.3      74.7      70.7      74.1      74.2      83.2       83.0
   Days Payable Outstanding                        na      27.4      23.4      17.1      12.1      22.0       8.8       12.5
   EBIT to Average Assets                          na      19.5%     19.3%     11.4%      4.5%       na        na        1.5%
   EBIT to Average Net Worth                       na      24.1%     23.7%     14.0%      5.4%       na        na        1.7%
   EBITDA to Average Assets                        na      21.1%     20.5%     12.6%      5.9%       na        na        3.0%
   EBITDA to Average Net Worth                     na      26.1%     25.2%     15.4%      7.0%       na        na        3.4%
   Net Income to Average Assets                    na      12.3%     14.7%      6.2%      4.0%       na        na        2.7%
   Net Income to Average Net Worth                 na      15.3%     18.1%      7.6%      4.7%       na        na        3.0%

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

Comparative Financial Analysis Continued

($ in thousands, except per share)                                                         as of & for    as of & for
                                                                                         3 months ended       LT
                                               as of & for years ended February 28/29,       May 31,        May 31,
                                              ----------------------------------------   --------------   ------------
                                               1997    1998     1999    2000    2001      2000     2001       2001
                                              ----------------------------------------   --------------       -----
Profitability Ratios

   Paper and Printing Sales Gross Margin       12.8%    16.0%   14.7%   16.6%   13.6%      14.4%   13.6%       13.3%
   The following Ratios are as % of Revenue
      SG&A                                     38.8%    25.0%   23.5%   34.3%   34.0%      24.7%   36.8%       37.2%
      Operating Income                          0.8%    14.8%   15.6%    4.8%    3.7%      14.3%    4.4%        1.0%
      Pre-tax Income (Loss)                     2.2%    16.7%   17.5%   11.4%    6.0%      15.9%    6.3%        3.4%
      Profit (Loss) from Continuing             1.8%    10.8%   13.7%    7.1%    3.7%       9.7%    5.4%        2.5%
      Operations
      Net Income (Loss)                        -2.6%     9.4%   11.9%    5.3%    3.5%       9.7%    5.4%        2.3%
      EBIT                                      0.8%    14.8%   15.6%    9.7%    4.0%      14.3%    4.5%        1.3%
      EBITDA                                    2.4%    16.0%   16.6%   10.7%    5.2%      15.3%    5.7%        2.6%

Growth Rates

   Revenue                                       na     11.3%    9.3%    5.7%   -1.6%     -73.4%  -74.2%       -1.1%
   Operating Income                              na   1960.0%   15.1%  -67.7%  -23.2%     -20.2%  -69.7%      -73.6%
   Pre-tax Income (Loss)                         na    757.4%   14.2%  -30.8%  -48.5%     -63.2%  -72.7%      -44.2%
   Profit (Loss) from Continuing Operations      na    565.1%   38.3%  -45.2%  -49.3%     -63.8%  -61.6%      -32.9%
   Net Income (Loss)                             na       na    38.9%  -53.4%  -34.5%     -51.1%  -59.8%      -34.5%
   EBIT                                          na   1961.7%   15.2%  -34.3%  -59.6%     -60.7%  -70.5%      -67.7%
   EBITDA                                        na    628.3%   13.6%  -32.1%  -52.1%     -62.1%  -71.7%      -50.8%
   Basic Earnings Per Share                      na       na    36.7%  -53.7%  -31.6%     -52.6%  -61.5%      -30.8%
   Diluted Earnings Per Share                    na       na    39.3%  -51.3%  -31.6%     -52.6%  -61.5%      -30.8%
   Total Assets                                  na     26.1%    8.8%   12.4%   -6.5%      -1.6%   -2.2%       -2.2%
   Net Worth                                     na     18.8%   16.3%    6.2%    3.8%       3.6%    0.3%        0.3%
   Tangible Net Worth                            na     19.8%   17.1%    6.6%    4.1%       3.7%    0.4%        0.4%
   CAPEX, net                                    na    -63.3%   -6.8%  219.5%  -42.7%     -83.2%  -95.3%      -24.7%

Cumulative Average Growth Rate (CAGR)
Statistics

   Revenue                                       na     11.3%   10.3%    8.7%    6.1%        na      na          na
   Operating Income                              na   1960.0%  386.9%   97.2%   55.8%        na      na          na
   Pre-tax Income (Loss)                         na    757.4%  212.9%   89.2%   36.7%        na      na          na
   Profit (Loss) from Continuing Operations      na    565.1%  203.2%   71.5%   26.4%        na      na          na
   Net Income (Loss)                             na       na      na      na      na         na      na          na
   EBIT                                          na   1961.7%  387.4%  149.9%   58.4%        na      na          na
   EBITDA                                        na    628.3%  187.7%   77.7%   28.1%        na      na          na
   Basic Earnings Per Share                      na       na      na      na      na         na      na          na
   Diluted Earnings Per Share                    na       na      na      na      na         na      na          na
   Total Assets                                  na     26.1%   17.1%   15.5%    9.6%        na      na          na
   Net Worth                                     na     18.8%   17.6%   13.7%   11.1%        na      na          na
   Tangible Net Worth                            na     19.8%   18.4%   14.3%   11.7%        na      na          na
   CAPEX, net                                    na    -63.3%  -41.5%    3.0%  -11.1%        na      na          na

Depreciation & Capital Spending

   Depreciation to CAPEX, net                  92.1%   196.6%  195.1%   62.2%  137.3%      90.9%  714.3%      191.2%
   CAPEX, net to Revenue                        1.6%     0.5%    0.4%    1.4%    0.8%       0.9%    0.1%        0.6%

--------------------------------------------------------------------------------
Sources of information: Company Financial Statements and Management

                   BCT Closing Price & Trading Volume History
                       October 3, 2000 - October 3, 2001

                                    [GRAPH]

Date         Volume   Price
---------   -------   -----
10/3/2000   100,000   $2.00

11/3/2000    90,000   $1.80

12/3/2000    80,000   $1.60

 1/3/2001    70,000   $1.40

 2/3/2001    60,000   $1.20

 3/3/2001    50,000   $1.00

 4/3/2001    40,000   $0.80

 5/3/2001    30,000   $0.60

 6/3/2001    20,000   $0.40

 7/3/2001    10,000   $0.20

 8/3/2001         0   $  --

 9/3/2001

10/3/2001

                                Volume ---- Close

       Start                End                  High           Average    Median           Low           Avg. Volume
------------------   ------------------   -------------------   -------   -------   -------------------   -----------
3-Oct-00   $1.5625   3-Oct-01   $0.6300   10-Nov-00   $1.7500   $1.2026   $1.2500   10-Sep-01   $0.5700      6,894

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

         Price

         $2.00

         $1.80

         $1.60

         $1.40

         $1.20

         $1.00

         $0.80

         $0.60

         $0.40

         $0.20

         $  --
3/2001
         Median Volume
         -------------
                 2,100

         -------------

           BCT vs Comparable Company Index (1) and Russell 3000 Index
                        October 3, 2000 - October 3, 2001

                                     [GRAPH]

        BCT             Comparables                 Russell 3000
----------------------------------------------------------------
% Change                    BCT       Comparables   Russell 3000
First Half of Period      -36.0%         -1.9%         -23.6%
Second Half of Period     -40.7%         48.2%          -6.8%
Full Period               -59.7%         45.6%         -25.6%
----------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Reflects the market cap weighted prices of the comparable companies utilized in the Comparable Company Analysis.

Sources of information: Commodity Systems, Inc.

          BCT Closing Price Ranges as Percentage of Total Trading Days
                         October 3, 2000-October 3, 2001

30%

25%

20%

15%                            [GRAPHIC APPEARS HERE]

10%

 5%

 0%

               $0.00 - $0.75  $0.76-$0.88  $0.89-$1.00  $1.01-$1.13  $1.14-$1.25  $1.26-$1.38  $1.39-$1.50  $1.51-$1.63  $1.64+

Price Range    $0.00-$0.75    $0.76-$0.88  $0.89-$1.00  $1.01-$1.13  $1.14-$1.25  $1.26-$1.38  $1.39-$1.50  $1.51-$1.63  $1.64+
-----------------------------------------------------------------------------------------------------------------------------
Days in Range       14           22           23           29           38           72           20           24         6
Percentage         5.6%         8.9%         9.3%        11.7%        15.3%        29.0%         8.1%         9.7%      2.4%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

        BCT Trading Volume per Price Range as Percentage of Total Volume
                         October 3, 2000-October 3, 2001
35%

30%

25%

20%

                                                    [GRAPHIC APPEARS HERE]

10%

 5%

 0%

      $0.00-$0.75   $0.76-$0.88   $0.89-$1.00   $1.01-$1.13   $1.14-$1.25   $1.26-$1.38   $1.39-$1.50   $1.51-$1.63   $1.64+

Price Range  $0.00-$0.75  $0.76-$0.88  $0.89-$1.00  $1.01-$1.13  $1.14-$1.25  $1.26-$1.38  $1.39-$1.50  $1.51-1.63   $1.64+
---------------------------------------------------------------------------------------------------------------------------
Volume         125,000      154,900      135,900      148,700     145,100       569,300      172,200     139,500    119,200
Percentage         7.3%         9.1%         7.9%         8.7%        8.5%         33.3%        10.1%        8.2%       7.0%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.

           BCT Trading Volume Ranges as a Percentage of Total Volume
                        October 3, 2000-October 3, 2001
25%

20%

15%                                   [GRAPHIC APPEARS HERE]

10%

 5%

 0%

                            [greater   [greater   [greater   [greater   [greater   [greater   [greater
                No volume     than]      than]      than]      than]      than]      than]      than]
                                0        1,001      2,501      5,001     10,000     25,000     50,001
                             [less      [less       [less      [less      [less     [less
                              than]      than]      than]      than]      than]     than]
                             1,000       2,500      5,000     10,000    25,000     50,000

                            [greater   [greater   [greater   [greater   [greater   [greater
                             than]      than]      than]      than]      than]      than]
                               0        1,001      2,501       5,001     10,001     25,001
                             [less      [less      [less      [less      [less      [less     [greater]
                             than]      than]      than]      than]      than]      than]       than]
                No volume    1,000      2,500      5,000      10,000     25,000     50,000     50,001
                ---------------------------------------------------------------------------------------
Days in Range        50         44         35         29         37         36        14          3
Percentage         20.2%      17.7%      14.1%      11.7%      14.9%      14.5%      5.6%       1.2%

--------------------------------------------------------------------------------
Sources of information: Commodity Systems, Inc.